                                                                  Exhibit 10.40

                                         Pages where confidential treatment has
                                       been requested are stamped "Confidential
                                  Treatment Requested and the Redacted Material
                                has been separately filed with the Commission,"
                                 and places where information has been redacted
                                                   have been marked with (***).



                          SECOND AMENDED AND RESTATED



                              SERVICES AGREEMENT



                                    between



                         FIRST DATA TECHNOLOGIES, INC.



                                      and



                              CSG SYSTEMS, INC.,



                               formerly known as



                          CABLE SERVICES GROUP, INC.

                                  Table of Contents                              Page
                                  -----------------                              ----
Section 1
     Definitions.................................................................  1

Section 2
     Provision of the FDT Services...............................................  5
          2.1   FDT Services.....................................................  5
          2.2   Platform;  FDT Data Center Raised Floor..........................  5
          2.3   CSG-Vendor Software..............................................  6
          2.4   Maintenance of Current Vendor Supported Software Releases........  6
          2.5   Use of Other Software............................................  6
          2.6   Information and Reports..........................................  7
          2.7   Backup...........................................................  7
          2.8   Security.........................................................  7
          2.9   Operations Procedures............................................  7
          2.10  CSG Batch Job Targets............................................  8
          2.11  Disaster Recovery................................................  8
          2.12  Systems Software; Data Telecommunications........................  8
          2.13  Performance Criteria.............................................  8
          2.14  Audit Rights.....................................................  9
          2.15  Additional Services.............................................. 10
          2.16  CSG Obligations and Responsibilities............................. 10
          2.17  Relocation....................................................... 10
          2.18  Access to FDT Data Center........................................ 10
          2.19  Cooperation and Good Faith....................................... 10
          2.20  Rights of Contemporaneous Negotiation............................ 11

Section 3
     Payments for FDT Services................................................... 11
          3.1   Fees and Charges................................................. 11
          3.2   Taxes............................................................ 11
          3.3   Invoice and Time of Payment...................................... 11
          3.4   Interest......................................................... 12

Section 4
     Relationship between the Parties............................................ 12

Section 5
     Intellectual Property....................................................... 12
          5.1   CSG Data......................................................... 12
          5.2   CSG Proprietary Software......................................... 12
          5.3   Development Software............................................. 12
          5.4   CSG Client Development Software.................................. 13
          5.5   Ownership of Information......................................... 13
          5.6   FDT Software..................................................... 13
          5.7   Injunctions...................................................... 13

Section 6
     Liability and Indemnification............................................... 13
          6.1   FDT's Indemnification............................................ 13

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
          6.2   CSG's Indemnification............................................ 14
          6.3   Indemnification Procedures....................................... 14
          6.4   Additional Matters concerning Application Software............... 15
          6.5   Dispute Resolution............................................... 15
          6.6   Litigation....................................................... 15

Section 7
     Limitation of Liability..................................................... 16
          7.1   Limitation on Amount of Damages.................................. 16
          7.2   Unique Damages Payable by FDT to CSG............................. 16
          7.3   Provision of FDT Services........................................ 16
          7.4   Mitigation....................................................... 16
          7.5   Limitation of Assertions......................................... 16
          7.6   Express Allocation of Risks...................................... 17

Section 8
     Standard of Care and Exclusion of Warranties................................ 17

Section 9
     Exclusion of Damages........................................................ 17

Section 10
     Confidentiality............................................................. 17
          10.1  Confidential Information......................................... 17
          10.2  No License or Other Rights....................................... 19
          10.3  Publicity and Use of Certain Information......................... 19
          10.4  Equitable Remedies............................................... 19
          10.5  Privileged Data.................................................. 19

Section 11
     Termination................................................................. 19
          11.1  Termination for Cause............................................ 19
          11.2  Termination for Failure to Meet Performance Criteria............. 19
          11.3  Termination Due to Change of Control or Assignment............... 20
          11.4  Termination Due to Certain Infringment Matters................... 20
          11.5  Termination Assistance........................................... 21
          11.6  Expiration Assistance............................................ 21
          11.7  Access upon Expiration or Termination............................ 21
          11.8  Rights Upon Expiration or Termination............................ 21

Section 12
     Miscellaneous............................................................... 22
          12.1  Notice........................................................... 22
          12.2  Entire Agreement................................................. 22
          12.3  Assignment: Transfer; Binding Agreement.......................... 22
          12.4  Force Majeure.................................................... 23
          12.5  Risk of Loss..................................................... 23
          12.6  No Third-Party Beneficiaries..................................... 23
          12.7  Severability..................................................... 23
          12.8  Certain Construction Rules....................................... 24
          12.9  Compliance With Laws............................................. 24


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
          12.10 Counterparts..................................................... 24
          12.11 Headings......................................................... 24
          12.12 No Interpretation Against Drafter................................ 24
          12.13 Waiver........................................................... 24
          12.14 Consent.......................................................... 24
          12.15 Governing Law.................................................... 24
          12.16 Limitation of Representations and Warranties; Indemnification.... 24

Schedules
          Schedule 1.9     CSG Client Development Software

          Schedule 1.17    Development Software

          Schedule 1.21    Existing CSG Proprietary Software

          Schedule 1.25    FDT Services and FDT Current Service Charges

          Schedule 1.43    Platform Description

          Schedule 1.49    Systems Software

          Schedule 2.3     CSG Vendor Software

          Schedule 2.3A    Form of CSG Vendor Software Letter

          Schedule 2.9     Operations Procedures

          Schedule 2.10    CSG Batch Job Targets

          Schedule 2.11    Disaster Recovery Plan

          Schedule 2.13    Performance Criteria

          Schedule 2.14    Confidentiality Agreement

          Schedule 2.16.1  Additional CSG Obligations

          Schedule 6.5     Dispute Resolution

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                                      iii

     THIS SECOND AMENDED AND RESTATED SERVICES AGREEMENT (the "Services Agreement") is entered into as of April 1, 2000, by and between First Data Technologies, Inc., a Delaware corporation, and CSG Systems, Inc. (formerly known as Cable Services Group, Inc.), a Delaware corporation.

                                    RECITALS

     A. FDT is presently engaged in the business of providing data processing services;

     B. CSG and FDT previously entered into a services agreement dated as of October 26, 1994, as amended by that certain First Amendment to Services Agreement between FDT and CSG executed December 8, 1995, and as further amended by that certain Second Amendment to Services Agreement between FDT and CSG executed January 30, 1996, and as further amended by that Third Amendment to Services Agreement between FDT and CSG executed November 25, 1996 (collectively, the "Original Agreement");

     C. CSG and FDT previously entered into an Amended and Restated Services Agreement dated December 31, 1996, as amended by that certain First Amendment to Amended and Restated Services Agreement between CSG and FDT executed July 1998 (as amended, the "Restated Agreement");

     D. CSG and FDT previously entered into those certain license agreements with FDT as licensor and CSG as licensee dated December 31, 1996 (as amended and restated as of the date hereof), April 23, 1999 and July 30, 1999.

     E. CSG and FDT desire to further amend and restate their obligations relating to the terms and conditions governing the data processing services which FDT will continue to provide to CSG.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations, warranties, conditions and agreements hereinafter expressed, the Parties hereto agree as follows:


                                   Section 1
                                  Definitions

     In this Services Agreement, the following terms have the meanings specified or referred to in this Section 1 and shall be equally applicable to both the singular and plural forms. In this Agreement, the words "including", "include" and "includes" shall each be deemed to be followed by the term "without limitation". Any agreement or exhibit referred to herein shall mean such agreement or exhibit as amended, supplemented and modified from time to time to the extent permitted by the applicable provisions thereof and by this Services Agreement. References to any statute or regulation means such statute or regulation as amended at the time and includes any successor statute or regulation. Unless otherwise stated, references to recitals, articles, sections, paragraphs, schedules and exhibits shall be references to recitals, articles, sections, paragraphs, schedules and exhibits of this Services Agreement.

     1.1  "Additional Services" has the meaning stated in Section 2.15.

     1.2 "Affiliate" means an Entity which, directly or indirectly, owns or controls, is owned or is controlled by or is under common ownership or control with another Entity. As used herein, "control" means the power to direct the management or affairs of an Entity, and "ownership" means the beneficial


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ownership of 50% or more of the voting equity securities or other equivalent voting interests of the Entity.

     1.3 "Applications Software" means the CSG-Vendor Software and the CSG Proprietary Software.

     1.4   "Claim" has the meaning specified in Section 6.3.1.

     1.5   "Confidential Information" has the meaning stated in Section 10.1.

     1.6 "CSG" means CSG Systems, Inc. (formerly known as Cable Services Group, Inc.), a Delaware corporation, and its permitted successors and permitted assigns.

     1.7   "CSG Batch Job Targets" means the time periods identified on Schedule
2.10 relating to CSG's batch cycles.

     1.8 "CSG Client" shall mean any current or future Entity for which CSG provides data processing services through FDT in accordance with the terms and conditions of the Services Agreement.

     1.9 "CSG Client Development Software" means that portion of the Development Software set forth on Schedule 1.9 that CSG Clients may execute and use at the CSG Clients' Locations solely to permit a CSG Client to receive the benefit of the FDT Services in accordance with the terms and conditions of this Services Agreement.

     1.10 "CSG's Clients' Locations" means each of CSG's Clients' business locations which are connected to the Platform to permit a CSG Client to receive the benefit of the FDT Services in accordance with the terms and conditions of this Services Agreement.

     1.11  "CSG Data" has the meaning specified in Section 5.1.

     1.12 "CSG Proprietary Software" means New CSG Proprietary Software and Existing CSG Proprietary Software.

     1.13 "CSG-Vendor Software" means the Software licensed to CSG by third party vendors (excluding FDT and its Affiliates) and to be used by FDT to provide the FDT Services, together with all developments, improvements, modifications, additions, expansions, new versions, new releases, rewrites, enhancements, upgrades or other changes of any kind thereto. The CSG-Vendor Software is set forth in Schedule 2.3, as it may be amended from time-to-time.

     1.14  "Damaged Party" has the meaning stated in Section 12.5.

     1.15  "Data Processing Materials" has the meaning stated in Section 5.5.

     1.16  "Declared Disaster" has the meaning stated in Schedule 2.11.

     1.17 "Development Software" means that portion of the Systems Software as set forth in Schedule 1.17 that CSG may execute and use for development of CSG Proprietary Software. Such schedule may be amended from time to time in accordance with the procedures set forth in Section 2.5.3, if applicable.

     1.18 "Dispute" means any and all disputes, controversies and claims between the Parties arising from or in connection with this Services Agreement or the relationship of the Parties under this


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

Services Agreement whether based on contract, tort, common law, equity, statute, regulation, order or otherwise.

     1.19  "Effective Date" shall mean April 1, 2000.

     1.20 "Entity" means an individual, corporation, limited liability company, partnership, sole proprietorship, joint venture, or other form of organization or governmental agency or authority.

     1.21 "Existing CSG Proprietary Software" means the applications, job control language and system and other Software owned by CSG and to be used by FDT to provide the FDT Services, that is identified in Schedule 1.21.

     1.22  "Failed Criteria" shall have the meaning stated in Section 11.2.

     1.23 "FDT" means First Data Technologies, Inc., a Delaware corporation, and its permitted successors and permitted assigns.

     1.24 "FDT Data Center" means the data center maintained by or on behalf of FDT in Englewood, Colorado or any other data or information processing centers maintained by or on behalf of FDT or any of its Affiliates and used to provide the FDT Services.

     1.25 "FDT Service Charges" means the fees charged by FDT for the FDT Services as set forth in Schedule 1.25.

     1.26 "FDT Services" means the data processing services and systems currently provided by FDT to CSG which are set forth on Schedule 1.25 and those Additional Services that FDT agrees to provide.

     1.27 "FDT Software" means that certain FDT proprietary Software licensed by FDT to CSG pursuant to the License Agreements.

     1.28 "Indemnified Party" means a Party or Parties seeking or entitled to indemnification pursuant to the provisions of Section 6.

     1.29 "Indemnifying Party" means the Party or Parties hereto responsible for indemnifying an Indemnified Party pursuant to Section 6.

     1.30  "Infringement Claims" has the meaning stated in Section 6.2.1.

     1.31  "Infringement Payment" has the meaning stated in Section 11.4.

     1.32 "License Agreements" means those certain license agreements executed by FDT and CSG with FDT as licensor and CSG as licensee dated December 31, 1996 (as subsequently amended and restated as of the date hereof), April 23, 1999 and July 30, 1999.

     1.33  "Losses and Expenses" has the meaning stated in Section 7.1.

     1.34 "New CSG Proprietary Software" means all developments, improvements, modifications, additions, expansions, new versions, new releases, rewrites, enhancements, upgrades or other changes of any kind to Existing CSG Proprietary Software, or any new Software owned or developed by CSG following the Effective Date and provided to FDT for use in connection with the provision of the FDT Services that is not identified in Schedule 1.21.


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

     1.35  "Operations Procedures" has the meaning stated in Section 2.9.

     1.36 "Original Agreement" has the meaning specified in the second recital to this Services Agreement.

     1.37 "Original CSG Proprietary Software" means that portion of the Existing CSG Proprietary Software that existed as of the effective date of the Original Agreement.

     1.38 "Original Term" means the period of time commencing on the Effective Date and ending June 30, 2005.

     1.39  "Other Party" has the meaning stated in Section 12.5.

     1.40 "Party" means a party to this Services Agreement and its permitted successors and permitted assigns.

     1.41  "Performance Criteria" has the meaning stated in Section 2.13.

     1.42  "Plan" has the meaning stated in Schedule 2.11.

     1.43 "Platform" means the hardware owned or operated by FDT and the network provided by FDT for data telecommunications and data processing and retrieval established between the FDT Data Center, CSG, and CSG's Clients' Locations, it being understood that such Platform is provided by FDT on a non-exclusive basis. The Platform is further described in Schedule 1.43.

     1.44 "Principal Performance Criteria" means Performance Criteria categories 1, 2, 3 and 4, and Performance Criteria category 5 solely as it relates to the front end processors.

     1.45 "Restated Agreement" has the meaning specified in the third recital to this Agreement.

     1.46 "Services Agreement" means this Second Amended and Restated Services Agreement between CSG and FDT as it may be amended from time to time.

     1.47 "Software" means (i) computer programs, including application programs, operating programs, file programs and utility programs, and (ii) tangible media upon which such programs and documentation are recorded, including hard copy, tapes and disks.

     1.48 "Stock Purchase Agreement" means that agreement entered into as of October 26, 1994 between CSG Holdings, Inc. and First Data Resources Inc.

     1.49 "Systems Software" means the Software licensed by FDT to be used to provide FDT Services, but shall not include the FDT Software or the Applications Software. The current set of Systems Software is set forth in Schedule 1.49. Such schedule may be amended from time to time in accordance with the procedures set forth in Section 2.5.3.

     1.50 "Term" means the Original Term and any mutually agreed extension thereto.

     1.51  "Termination Assistance" has the meaning stated in Section 11.5.

     1.52  "Third Party Provider" has the meaning stated in Section 2.12.


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

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."


                                   Section 2
                         Provision of the FDT Services


     2.1 FDT Services. FDT shall make available to and perform for CSG and CSG shall use the FDT Services during the Term. Notwithstanding the foregoing, if CSG delivers notification to FDT pursuant to Sections 11.1 or 11.2 that CSG is terminating this Services Agreement, then after such notification CSG may arrange for CSG or a third party to provide the FDT Services for CSG after the termination date and CSG may take all actions in preparation therefor as may be reasonably necessary to enable CSG or such third party to provide such FDT Services immediately after the termination date; provided however, the foregoing shall not be construed to prevent CSG from initiating preliminary discussions with any such third party prior to giving written notice to FDT.

     2.2  Platform;  FDT Data Center Raised Floor.

          2.2.1 Platform. FDT will provide the Platform and shall have all rights in connection therewith including the right to change the configuration of the Platform during the Term of this Services Agreement. FDT shall provide CSG with at least thirty (30) days advance written notice of any change in the Platform. Such changes shall not materially adversely affect the operations of CSG or CSG Clients. Except for those components (if any) identified on Schedule 1.43 as being owned by CSG, the Platform shall remain solely the property of FDT, its lessors or providers, if any, and CSG shall have no ownership interests or other rights therein. CSG may request changes to the Platform, and all such requests shall be deemed a request for Additional Services and be subject to Section 2.15. FDT shall provide upgraded DASD and tape subsystems relating to the Platform in accordance with the DASD and tape subsystems upgrade practices used by FDT from time to time.

          2.2.2 FDT Data Center Raised Floor. CSG shall have the right, subject to security, space, environmental and other limitations, to collocate computer, telecommunications and other equipment at the FDT Data Center and to interconnect such equipment to the FDT Platform; provided that CSG will at no time during the Term (except as set forth in Section 2.2.3), require more than 1,200 non-contiguous square feet of raised floor space in the FDT Data Center for those purposes. FDT shall provide for utilities, HVAC, back-up power generators, and security with respect to such collocated equipment. CSG and third party support personnel retained by CSG or the CSG Client shall have reasonable access to the FDT Data Center on a 24 hour per day, 7 day a week basis to maintain and service such collocated equipment.

          2.2.3 Additional FDT Data Center Raised Floor. After the Effective Date, and upon sixty (60) days prior written notice to FDT, CSG shall also have the right, subject to security, space, environmental and other limitations, to collocate additional computer, telecommunications and other equipment at the FDT Data Center and to interconnect such equipment to the FDT Platform; provided that CSG will at no time during the Term of this Services Agreement require more than an additional 1,200 non-contiguous square feet of raised floor space (for a total of 2,400 square feet) in the FDT Data Center for those purposes, it being understood that such additional non-contiguous space will be provided by FDT to CSG for $(***) (annually) per square foot. FDT shall provide for utilities, HVAC, back-up power generators, and security with respect to such collocated equipment. CSG and third party support personnel retained by CSG or the CSG Client shall have reasonable access to the FDT Data Center on a 24 hour per day, 7 day a week basis to maintain and service such collocated equipment. In addition, CSG may locate


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one of its employees at the FDT Data Center on a continuous basis, provided that such employee: (i) provides FDT evidence of his or her C2 security clearance and maintains such clearance during the Term; and (ii) executes a separate confidentiality agreement with FDT reasonably acceptable to CSG.

     2.3 CSG-Vendor Software. CSG will secure for FDT, at CSG's expense, the rights to access, operate (at or from any location where FDT will provide the FDT Services), and modify the Vertex Software included within CSG-Vendor Software to the extent required for FDT's provision of the FDT Services under this Services Agreement. To the extent necessary, CSG will secure for FDT, at CSG's expense, a license for the other Software included within the CSG-Vendor Software. Such license shall provide for the rights set forth in the first sentence of this Section 2.3, including upgrades to such Software and maintenance therefor. Notwithstanding anything to the contrary set forth in this Services Agreement, FDT shall be under no obligation to install any CSG-Vendor Software until CSG provides FDT with evidence reasonably satisfactory to FDT of FDT's right to access, operate (at or from any location where FDT will provide the FDT Services), and modify the CSG-Vendor Software to provide the FDT Services pursuant to this Services Agreement. Contemporaneously with the execution of this Services Agreement, CSG shall deliver to FDT a letter executed by CSG substantially in the form set forth in Schedule 2.3A.

     2.4 Maintenance of Current Vendor Supported Software Releases. As of the Effective Date, all CSG-Vendor Software is the most current release (or one generation behind the most current release). During the Term, CSG shall cause all CSG-Vendor Software to be the most current release (or one generation behind the most current release) within one (1) year of the commercial release of the next version of any CSG-Vendor Software. As of the Effective Date, all Systems Software is the most current release (or one generation behind the most current release). During the Term, FDT shall cause all Systems Software to be the most current release (or one generation behind the most current release) within one
(1) year following the commercial release of the next version of any Systems Software. CSG shall, at its sole cost and expense, upon the reasonable request of FDT, cooperate with FDT in testing the implementation of all CSG-Vendor Software and Systems Software. The Parties agree to use commercially reasonable efforts to coordinate the timing and installation of new releases of CSG-Vendor Software and Systems Software so as to not unreasonably disrupt or materially adversely affect the provision of FDT Services.

     2.5  Use of Other Software.

          2.5.1 FDT Affiliate Software. The Parties shall investigate from time to time the possibility of using Software developed by FDT Affiliates (such as that Software commonly known as "Tape Access Method"), to augment the CSG-Vendor Software. If such investigation results in the Parties determining that the use of such Software is desirable, the Parties shall negotiate the terms and conditions (including costs) associated with such use.

          2.5.2 Third Party Software. If CSG requires FDT to acquire additional Software for use by FDT in the provision of FDT Services, FDT shall use commercially reasonable efforts to identify other FDT clients with whom CSG can share the costs associated with such Software, it being understood that if no other FDT clients use such Software, the costs associated with such Software shall be the sole responsibility of CSG.

          2.5.3  Systems Software.

                 (i) FDT may substitute some or all of the Systems Software with other Software, provided that: (a) FDT provides CSG with reasonable notice of such


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                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

          substitution, and CSG consents to such substitution, which consent shall not be unreasonably withheld or delayed; (b) such Software is substantially similar in functionality with the Systems Software that it is replacing; and (c) FDT obtains CSG rights to use such Software in accordance with Section 5.3, if applicable. Notwithstanding the foregoing, FDT shall not be required to obtain CSG's consent for substitutions made in accordance with Section 2.4.

                 (ii) If FDT substitutes some or all of the Systems Software with other Software, FDT shall reimburse CSG for each applicable component of the Systems Software the reasonable out-of-pocket costs CSG incurs in modifying any CSG Proprietary Software and CSG-Vendor Software as a result of such substitution, together with associated training costs relating to the substituted Systems Software that exceed **** ******** dollars ($***), it being understood that in no event shall FDT be responsible for costs incurred by CSG that: (a) exceed personnel costs greater than ******* dollars ($***) per hour; or (b) are incurred as a result of FDT complying with its obligations set forth in Section 2.4. CSG shall provide FDT with a detailed itemization of its costs within twenty (20) days after completion of FDT's substitution of the applicable Systems Software.

     2.6 Information and Reports. In accordance with the Performance Criteria, FDT will provide to CSG the output information or such other reports as the Parties may mutually agree, provided, however, that FDT's obligations for output or reports are specifically conditioned upon receipt of timely input received from CSG and CSG's Clients.

     2.7 Backup. Pursuant to written instructions from CSG, FDT will back-up and maintain copies of the CSG Data, the Applications Software and FDT Software on magnetic or other media in accordance with FDT's standard procedures. In connection with such backup, FDT, in accordance with the fees set forth in
Schedule 1.25, will arrange for off-site storage for CSG Data, as well as periodic pick-up and delivery to the off-site storage site. CSG will be solely responsible for CSG Data that CSG recalls from the off-site storage site to the FDT Data Center before it is scheduled to be returned from the off-site storage site.

     2.8 Security. FDT .will implement and maintain reasonable security procedures relating to CSG's access to the Development Software, and access to the corresponding data of CSG Clients, including administering the procedures relating to the assignment and administration of all log-on identification numbers, and CSG shall be responsible for taking appropriate security measures relating to log-on identification numbers, passwords and access. FDT has provided CSG with a description of security procedures currently used by FDT, and FDT will provide reasonable prior written notice of any material changes in such procedures. From time to time, CSG will notify FDT which employees of CSG are to be granted access to the Development Software and CSG Data and the authorized level of such access, all in accordance with FDT's standard procedures.

     2.9 Operations Procedures. CSG and FDT shall each use commercially reasonable efforts to comply with the Operations Procedures set forth on
Schedule 2.9 (the "Operations Procedures") in order for FDT to provide the FDT Services; provided, however, that if CSG is unable to give any notice specified on Schedule 2.9 within the required time frame, FDT will use commercially reasonable efforts to accommodate the time frame requested by CSG (provided FDT shall be under no obligation to incur additional costs to accommodate such time frame or be responsible for the adverse impact on the


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Performance Criteria). The Operations Procedures may from time to time be changed by FDT so long as the changes do not materially (a) increase the duties of CSG or its obligations hereunder, or (b) adversely affect the business operations of CSG or CSG Clients. To the extent practicable, FDT agrees to give CSG reasonable advance written notice of such changes, except for changes which are implemented in short time frames for which no such notice can be given, such as changes necessary to correct situations in the FDT Data Center requiring immediate attention. FDT further agrees to use commercially reasonable efforts to minimize changes that will materially adversely affect CSG or CSG Clients, all of which requires CSG's prior written consent, which consent shall not be unreasonably withheld or delayed. THE OPERATING PROCEDURES ARE DEMARCATIONS OF RESPONSIBILITIES AND PROCEDURES THAT CSG AND FDT WILL EACH USE COMMERCIALLY REASONABLE EFFORTS TO ACHIEVE AND PERFORM, IT BEING UNDERSTOOD THAT NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN THIS SERVICES AGREEMENT:
(i) THE OPERATING PROCEDURES MAY NOT BE ACHIEVED OR PERFORMED; AND (ii) THE FAILURE BY FDT OR CSG TO ACHIEVE OR PERFORM ANY OPERATIONS PROCEDURE SHALL NOT BE DEEMED TO BE A BREACH OF THIS SERVICES AGREEMENT.

     2.10  CSG Batch Job Targets.  The CSG Batch Job Targets set forth in
Schedule 2.10 are targets that CSG and FDT will each use commercially reasonable efforts to achieve, IT BEING UNDERSTOOD THAT NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN THIS SERVICES AGREEMENT: (a) THE CSG BATCH JOB TARGETS MAY NOT BE ACHIEVED; AND (b) THE FAILURE BY FDT OR CSG TO ACHIEVE THE CSG BATCH JOB TARGETS SHALL NOT BE DEEMED TO BE A BREACH OF THIS SERVICES AGREEMENT.

     2.11 Disaster Recovery. In the event of a Declared Disaster affecting the CSG Data, FDT will use commercially reasonable efforts to recover the critical components of the Systems Software and the FDT managed networks in accordance with the Plan. As compensation for any services provided by FDT in maintaining and implementing the Plan, CSG agrees to pay FDT the associated fees and charges for such FDT Services set forth in Schedule 1.25 and Schedule 2.11, as applicable. FDT shall be solely responsible for restoring the Applications Software and the FDT Software. CSG shall be solely responsible for recovering the Applications Software and the FDT Software, and for directing FDT in regard to the CSG Data in accordance with Section 2.7.

     2.12 Systems Software; Data Telecommunications. FDT may procure from one or more qualified subcontractors or third party vendors (the "Third Party Providers") the data telecommunications services and Systems Software used to provide FDT Services, except to the extent that CSG has previously contracted for such services directly. FDT also will be responsible for obtaining from any such Third Party Providers the appropriate maintenance for data telecommunications and hardware equipment. CSG agrees to pay FDT the applicable FDT Service Charge. Annually during the Term, the Parties will review the quality of service and pricing offered by the Third Party Providers. Following the annual review, FDT will take such action that the Parties mutually determine appropriate, which may include renegotiation with current Third Party Providers or termination of existing service or license agreements and negotiation with new Third Party Providers. FDT shall keep CSG apprised of negotiations with Third Party Providers. The Parties acknowledge that each of the Parties share certain connections to a network commonly known as the AT&T Global Network Services network. Notwithstanding anything to the contrary set forth in this Services Agreement, each Party shall pay their respective usage fees however designated for their respective use of the AT&T Global Network Services network.

     2.13  Performance Criteria.


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           2.13.1  Performance Criteria.  FDT shall use commercially reasonable efforts to provide and to perform the FDT Services in all material respects in accordance with each of the performance criteria set forth in Schedule
     2.13 (the "Performance Criteria"). Without limiting the foregoing, any request by CSG for a new or additional Performance Criteria shall be deemed a request for Additional Services in accordance with Section 2.15.

           2.13.2 Exclusions. There shall be excluded from the measurement of compliance with any Performance Criteria and the application of Section 7.2, any failure to meet such Performance Criteria if, during, and to the extent that such failure is related to (i) any matter constituting force majeure, as provided in Section 12.4; (ii) any material failure by CSG to perform its obligations under this Services Agreement (including those set forth in the Operations Procedures), or where CSG's approval, acceptance, consent or similar action is required under this Services Agreement, any unreasonable delay or any withholding of action; (iii) the performance, nonperformance or continuing provision by CSG of any Applications Software or FDT Software; (iv) the performance or nonperformance of any CSG vendor;
     (v) ad hoc reporting jobs, special production jobs, testing procedures or other services that are given priority at the request of CSG; (vi) any significant change in the manner in which CSG conducts its business or operations adversely affecting FDT's ability to meet any Performance Criteria; (vii) any failure of CSG or CSG Clients to provide CSG Data in the time deemed reasonably necessary by FDT to meet an output delivery schedule; (viii) any failure of CSG to provide the evidence reasonably requested by FDT in accordance with Section 2.3; or (ix) the operation of
     Section 5.7.

     2.14  Audit Rights.

           2.14.1 CSG Audits. Upon the request and reasonable advance written notice of CSG, FDT will provide to CSG, its auditors and regulators, if any, and to CSG Clients in accordance with their agreements with CSG (as directed by CSG and subject to the need for confidentiality obligations from them as set forth below) access during regular business hours to the appropriate management personnel of FDT, and to CSG Data and records of CSG directly relating to the FDT Services. Such access shall be limited to performing audits of FDT and its business, to verify the accuracy of the fees and charges for the FDT Services, and FDT's compliance with the Performance Criteria. Such requests for access shall not be made more frequently than once a year, with the exception of requests to provide access to CSG's regulators. FDT will provide to such auditors and regulators any assistance of a routine nature that they reasonably require. To the extent that FDT's assistance in such audits exceeds more than sixty
     (60) man hours of FDT time in any calendar year, CSG shall reimburse FDT for such assistance in excess of sixty (60) hours at FDT's then-current commercial rates. CSG and the third party auditors and regulators must comply with all reasonable security and confidentiality procedures (including the execution of nondisclosure agreements), established by FDT at any facility to which access is granted, and audits shall not unreasonably interfere with FDT's normal business operations. CSG shall use commercially reasonable efforts to cause non-CSG third party auditors and regulators to provide FDT in advance with a draft copy of each written report or other output containing comments concerning FDT or the FDT Services and an opportunity to reply to comments that will be made in the final report.

           2.14.2 FDT Audits. From time to time during the Term, FDT will allow a third party, selected by FDT, to perform an audit of the electronic data processing environment maintained by FDT to provide the FDT Services contemplated under this Services Agreement. Upon request, FDT shall provide CSG with a copy of the results of the audit. CSG may provide a copy of the audit to its clients who have specifically agreed to hold the audit confidential in conformance with an agreement in the form of or conforming to Schedule 2.14.


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           2.14.3  Systems Software Vendor Audits.  From time to time during the
     Term, CSG shall cooperate with FDT and its Systems Software vendors in connection with such vendors audit of CSG's use of the Development Software and CSG Clients' use of the CSG Client Development Software pursuant to this Services Agreement, provided that such vendors agree in writing to maintain the confidentiality of all CSG Confidential Information.

     2.15 Additional Services. If CSG requests FDT to provide any services that are different from, or in addition to, the FDT Services ("Additional Services"), the Parties will cooperate with each other in good faith in discussing the scope and nature of the request, the Additional Services so requested, the related performance criteria, the impact (if any) on existing Performance Criteria, the time period in which FDT would provide such Additional Services and the basis upon which FDT would be compensated and reimbursed therefor, it being understood that such compensation and reimbursement for Additional Services shall be consistent with the pricing methodology used for the FDT Service Charges, but only include costs associated with the FDT Data Center (as opposed to indirect costs of FDT). If the Parties agree upon the scope and nature of the Additional Services and FDT's compensation therefor, the Parties shall amend this Services Agreement accordingly and such Additional Services shall become a part of the FDT Services.

     2.16  CSG Obligations and Responsibilities.

           2.16.1 CSG Obligations. CSG shall have and perform the obligations including, those identified in Schedule 2.16.1.

           2.16.2 Data Responsibility. CSG shall have responsibility for the supervision, management and control of its use of the CSG Data, reports and the like, including implementing sufficient procedures to satisfy its internal security and accuracy requirements for information FDT furnishes.

     2.17  Relocation.

           2.17.1 Movement of FDT Data Center. If FDT relocates the FDT Data Center, FDT shall reimburse CSG for (a) any conversion cost incurred, directly or indirectly, by CSG as a result of such relocation and (b) any increase in the ongoing expenses of CSG as a result of such relocation during the Original Term.

           2.17.2 Movement of CSG. If CSG relocates its principal place of business from Omaha, Nebraska, CSG shall reimburse FDT for (a) any conversion costs incurred, directly or indirectly, by FDT as a result of such relocation and (b) any increase in the ongoing expenses of FDT as a result of such relocation during the Original Term.

     2.18 Access to FDT Data Center. During the Term, FDT will permit CSG and CSG Clients, on reasonable written notice and subject to FDT's standard security procedures, to have access to the FDT Data Center during normal business hours for the purpose of giving tours of such FDT Data Center to CSG Clients and prospective clients of CSG. Such tours shall be conducted by an employee or representative of FDT and the extent of such tours shall be determined by FDT in its sole discretion, provided that such tours provide such CSG Clients and prospective clients of CSG with a reasonable understanding of the FDT Data Center standard practices and procedures. Employees and representatives of FDT conducting such tours shall do so in a professional manner.

     2.19 Cooperation and Good Faith. Each Party shall cooperate with the other to establish priorities for the FDT Services and any Additional Services to be provided to CSG. Each Party will also


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cooperate with the other by, among other things, making available and not withholding or delaying, as reasonably requested by the other, such management decisions and approvals as may be necessary to fulfill each Party's respective obligations to the other under this Services Agreement in a timely and efficient manner. All negotiations, including, negotiations for Additional Services, between the Parties shall be conducted in good faith in accordance with reasonable commercial business practices. FDT will provide reasonable assistance to CSG in CSG's efforts to develop new business, data conversion and deconversion activities. Each Party shall designate a person to represent the Party and coordinate its activities in connection with this Services Agreement.

     2.20 Rights of Contemporaneous Negotiation. Contemporaneously with soliciting (or responding to an offer by) a third party to perform any other data processing or data telecommunications services similar to any of the FDT Services or a replacement for any of the FDT Services, CSG shall offer FDT the opportunity to provide such services on mutually acceptable terms. The Parties each agree that they will act in good faith and without undue delay as they participate in discussions on the terms pursuant to which FDT will provide such services to CSG; provided however, nothing in this Services Agreement shall obligate either Party necessarily to reach an agreement with the other with respect to such services. It is expressly agreed that (notwithstanding this Services Agreement, or any past or future discussions or other communications between them) neither Party will have any liability or obligation whatsoever to the other with respect to the provision of such services unless and until negotiations between them are completed and they have in fact entered into comprehensive, mutually-binding written agreement which covers all matters agreed to and which is signed by each Party's authorized officers. It is agreed that either Party may terminate such discussions on written notice to the other Party, without incurring any liability therefor.


                                   Section 3
                           Payments for FDT Services


     3.1 Fees and Charges. The FDT Service Charges as of the Effective Date are set forth in Schedule 1.25. FDT's obligations and CSG's rights under this Services Agreement are conditional upon CSG's payment of the fees and charges in accordance with the terms and conditions of this Services Agreement.

     3.2 Taxes. CSG shall be responsible for any sales, use, excise, value-added and other taxes and duties payable by FDT or CSG on the FDT Services as a whole or on a particular good or service received by CSG from FDT in connection with the FDT Services where the tax is imposed on CSG's acquisition or use of such FDT Services or such other goods or services from FDT, and not by FDT's cost in acquiring the FDT Services or such other goods or services. FDT shall be solely responsible for payment of the taxes, if any, on FDT's income from the FDT Services, and FDT corporate occupation taxes, if any. The Parties will use commercially reasonable efforts to cooperate with each other to enable each other to determine accurately each Party's tax liability and to minimize such liability to the extent legally permissible. Each Party shall provide and make available to the other any resale certificates, information regarding out-of-state or out-of-country sales or use of equipment, materials or services, and other exemption certificates or information reasonably requested by either Party.

     3.3 Invoice and Time of Payment. FDT will invoice CSG on or before the fifth (5th) business day of each month for any amount owed to FDT pursuant to this Services Agreement for the immediately preceding month. Each such invoice will be due and payable within thirty (30) days after receipt of the invoice. Notwithstanding the foregoing, if CSG should dispute the accuracy of all or any portion of an amount indicated on any invoice, CSG shall timely pay the undisputed portion of such invoice and notify FDT's accounts receivable department in writing of the nature of the disputed amount at the time of payment. The Parties shall attempt in good faith to mutually resolve such dispute; provided


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however, if the dispute is not resolved within forty-five (45) days from FDT's receipt of such written notice, either Party shall have the right to have such dispute resolved pursuant to the terms of Section 6.5.

     3.4 Interest. If FDT does not receive, or is unable to obtain, payment of any amount due or payable to FDT under this Services Agreement at the time provided for payment under this Services Agreement, such unpaid amount shall bear interest at a rate equal to one percent (1%) over the prime rate as published in the Wall Street Journal, from the date on which payment was due until the date on which FDT receives such payment.


                                   Section 4
                       Relationship between the Parties


     Nothing contained in this Services Agreement shall be deemed to constitute a partnership or joint venture between the Parties. Neither Party shall hold itself out as having any authority to enter into any contract or create any obligation or liability on behalf of, in the name of, or binding upon the other Party, nor shall anything contained in this Services Agreement be deemed to create or imply a fiduciary relationship between the Parties.


                                   Section 5
                             Intellectual Property


     5.1 CSG Data. Any data regarding the operations of CSG or any data regarding CSG's Clients provided by CSG to FDT pursuant to this Services Agreement shall remain the property of CSG or CSG Clients (collectively, "CSG Data"). CSG authorizes FDT to access and make use of the CSG Data for FDT's performance of its obligations under this Services Agreement. Upon the termination or expiration of this Services Agreement for any reason, FDT shall promptly return CSG Data in the form such data is maintained by FDT in connection with the performance of the FDT Services or, if CSG so elects in writing, destroy it. FDT shall not use the CSG Data for any purpose except as contemplated by this Services Agreement, nor shall any part of such data be disclosed or sold by FDT to third parties or commercially exploited by FDT other than CSG Data that is required to be disclosed: (i) in order to perform the FDT Services; (ii) to complete any permitted third-party audits; or (iii) pursuant to Section 10.1.2(vi) or Section 10.1.2(vii). Notwithstanding the foregoing, FDT shall have the right without CSG's approval, to compile and distribute aggregate and statistical analyses and reports using CSG Data, information, and other sources, provided that such analyses and reports do not identify CSG, CSG Clients or CSG's industry, and provided further that such analyses and reports are not sold to third parties.

     5.2 CSG Proprietary Software. CSG hereby grants FDT a non-exclusive, royalty-free license for the Term to execute the CSG Proprietary Software in connection with the performance of the FDT Services and to access, modify and review the CSG Proprietary Software for problem resolution and performance recommendations. Except as may be necessary for the accomplishment of the activities authorized in the immediately preceding sentence, FDT shall not modify, reverse engineer, decompile, disassemble, create derivative works or otherwise discover any process or technique inherent in the CSG Proprietary Software or any portion thereof. As between the Parties, the CSG Proprietary Software will remain CSG's property. FDT will have no ownership interests or other rights in the CSG Proprietary Software.

     5.3 Development Software. FDT has obtained or will obtain for CSG for the Term the right to execute and use the Development Software at CSG's principal place of business for the sole purpose of developing, modifying, and enhancing the CSG Proprietary Software. CSG shall comply with the terms of the licenses and use restrictions for the Development Software. In addition to the foregoing, CSG shall


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not modify, reverse engineer, reverse assemble or decompile the Development
Software, nor shall CSG permit any other Entity to do so.

     5.4 CSG Client Development Software. FDT has obtained or will obtain for CSG Clients for the Term the right to execute and use the CSG Client Development Software at CSG Clients' Locations solely to permit a CSG Client to receive the benefit of the FDT Services in accordance with the terms and conditions of this Services Agreement. CSG shall ensure that the CSG Clients comply with the terms of the licenses and use restrictions for the CSG Client Development Software. In addition to the foregoing, CSG shall not permit any CSG Client to modify, reverse engineer, reverse assemble or decompile the CSG Client Development Software, nor shall any CSG Client permit any other Entity to do so.

     5.5 Ownership of Information. All Software, Operating Procedures, manuals, and other documentation and similar data processing materials and derivative works based thereon ("Data Processing Materials") developed or owned by a Party are and, unless specifically transferred to the other, shall remain the property of such Party and shall be Confidential Information. Any Operating Procedures, manuals, or other documentation included within Confidential Information that is required for CSG Clients to use the services of CSG may be provided to CSG Clients, provided appropriate confidentiality agreements are executed to protect such Confidential Information.

     5.6 FDT Software. Prior to or contemporaneously with the execution of this Services Agreement, the Parties shall enter into an amended and restated agreement relating to that certain software commonly known as "Team 35." The Parties acknowledge and agree that CSG has the sole obligation to maintain, update, modify and enhance the FDT Software.

     5.7 Injunctions. If any third party Infringement Claim or any injunction is issued with respect to any portion of a product, service or any Software which is used to provide the FDT Services, FDT will use commercially reasonable effort to modify or replace the product, service or Software if the Infringement Claim or injunction arises out of or relates to the Platform, the Systems Software or any portion thereof, and CSG will use commercially reasonable efforts to modify or replace the Applications Software or FDT Software or any portion thereof if the Infringement Claim or injunction arises out of or relates to the Applications Software or FDT Software, in either event in order to avoid the Infringement Claim or injunction. If FDT or CSG, as applicable, is unable to replace the product, service or Software with commercially reasonable efforts and/or at commercially reasonable prices, FDT shall no longer be responsible for providing the affected portion of the FDT Services.


                                   Section 6
                         Liability and Indemnification


     6.1 FDT's Indemnification. FDT shall hold harmless and indemnify CSG, its Affiliates and their respective directors, officers, employees and agents from and against any and all claims, liabilities, losses or damages (including reasonable attorneys fees, expert witness fees, expenses and costs of settlement) resulting from or arising out of:

          6.1.1 the death or bodily injury of any agent, employee, customer, client, business invitee or business visitor of FDT except to the extent, if any, that such death or bodily injury shall have been caused by the gross negligence or reckless or intentional conduct of CSG; provided, however, that for purposes of this Section 6.1.1, the agents, employees, customers, CSG Clients, business invitees and business visitors of CSG shall not, when on the premises of FDT, be deemed FDT's business invitee or business visitor;


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          6.1.2  any payment obligations of FDT to a third party relating to the
     Systems Software or Platform; and

          6.1.3 any misappropriation or misuse by FDT or its employees or agents of Confidential Information of CSG or a CSG Client.

     6.2 CSG's Indemnification. CSG shall hold harmless and indemnify FDT, its Affiliates and their respective directors, officers, employees and agents from and against any and all claims, liabilities, losses or damages (including reasonable attorney fees, expert witness fees, expenses and costs of settlement) resulting from or arising out of:

          6.2.1 any infringement, misappropriation or violation of any patent, copyright, trade secret or other intellectual property rights (collectively, "Infringement Claims") asserted by any third party against FDT and/or any of its Affiliates in connection with any Application Software;

          6.2.2 the death or bodily injury of any agent, employee, customer, client, business invitee or business visitor of CSG except to the extent, if any, that such death or bodily injury shall have been caused by the gross negligence or reckless or intentional conduct of FDT; provided, however, that for purposes of this Section 6.2.2, the agents, employees, customers, clients, business invitees and business visitors of FDT shall not, when on the premises of CSG, be deemed CSG's business invitee or business visitor;

          6.2.3 any payment obligations of CSG to a third party relating to the CSG Proprietary Software;

          6.2.4 any Infringement Claim or other claim asserted by any third party against FDT in connection with CSG Data or records provided by CSG or CSG Clients to FDT in connection with the FDT Services;

          6.2.5 any claims by third parties, including pursuant to any actions brought derivatively on behalf of CSG or actions by CSG Clients, suppliers or creditors of CSG, unless such claims arise from the sole gross negligence or willful misconduct of FDT; and

          6.2.6 any misappropriation or misuse by CSG or its employees or agents of Confidential Information of FDT.

     6.3  Indemnification Procedures.

          6.3.1 If any civil, criminal, administrative or investigative action or proceeding (any of the foregoing, a "Claim") is threatened or commenced against any person or Party that a Party is obligated to defend or indemnify under Section 6.1 or 6.2 (such person and such Party, collectively, an "Indemnified Party"), then written notice thereof shall be given to the Party that is obligated to provide indemnification under such Sections (the "Indemnifying Party") as promptly as practicable; provided, however, that any delay by the Indemnified Party in giving such written notice shall not constitute a breach of this Services Agreement and shall not excuse the Indemnifying Party's obligation under this Section 6 except to the extent, if any, that the Indemnifying Party is prejudiced by such delay. After such notice, the Indemnifying Party shall be entitled, if it so elects in writing within ten (10) days after receipt of such notice, to take control of the defense and investigation of such claim and to employ and engage attorneys of its choice reasonably acceptable to the Indemnified Party to handle and defend the same, at the Indemnifying Party's sole cost and expense. The Indemnified Party shall cooperate in all


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     reasonable respects with the Indemnifying Party and its attorneys in the investigation, trial and defense of such claim and any appeal arising therefrom; provided however, that the Indemnified Party may, at its own cost and expense, participate through its attorneys or otherwise, in such investigation, trial and defense of such claim and any appeal arising therefrom. No settlement of a claim that involves a remedy other than the payment of money by the Indemnifying Party shall be entered into by the Indemnifying Party without the prior consent of the Indemnified Party, which consent will not be unreasonably withheld or delayed.

          6.3.2 After written notice by the Indemnifying Party to the Indemnified Party of its election to assume full control of the defense of any such claim pursuant to Section 6.3.1, the Indemnifying Party shall not be liable to the Indemnified Party for any legal expenses incurred thereafter by such Indemnified Party in connection with the defense of that claim and any appeal arising therefrom. If the Indemnifying Party does not assume full control over the defense of a claim pursuant to Section 6.3.1, then the Indemnifying Party may participate in such defense, at its sole cost and expense, and the Indemnified Party shall have the right to defend the claim in such manner as it may deem appropriate, at the cost and expense of the Indemnifying Party.

          6.3.3 The remedy of indemnification described in this Section 6 shall be the sole and exclusive remedy of the Indemnified Party for the Infringement Claims and other claims described in Section 6.1 and Section 6.2, except as otherwise provided herein for injunctive relief, the recovery of consequential damages relating to the breach of confidentiality obligations or misappropriation of Confidential Information and the recovery of an Infringement Payment.

     6.4 Additional Matters concerning Application Software. If the Application Software or any portion thereof is the subject of an Infringement Claim asserted by any third party against FDT and/or any of its Affiliates, in addition to CSG's indemnity obligations set forth in Section 6.2.1, CSG may, at its sole cost and expense, obtain a license for FDT to continue to use the same to provide the FDT Services, or modify or replace the same in a commercially reasonable manner and/or at a commercially reasonable price so that such software is no longer the subject of an Infringement Claim.

     6.5 Dispute Resolution. Subject to Section 6.6, any and all Disputes shall be resolved as provided in Schedule 6.5.

     6.6  Litigation.

          6.6.1 Notwithstanding anything to the contrary set forth herein, neither Party shall be required to submit any dispute or disagreement regarding the interpretation of any provision of this Services Agreement, the performance by either Party of such Party's obligations under this Services Agreement or a default hereunder to the mechanisms set forth in
     Section 6.5, if such submission would be seeking equitable relief from irreparable harm.

          6.6.2 THE PARTIES CONSENT TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE STATE OF NEBRASKA AND OF ANY NEBRASKA STATE COURT SITTING IN OMAHA, NEBRASKA FOR ALL LITIGATION WHICH MAY BE BROUGHT WITH RESPECT TO THE TERMS OF, AND THE TRANSACTIONS AND RELATIONSHIPS CONTEMPLATED BY, THIS SERVICES AGREEMENT. THE PARTIES FURTHER CONSENT TO THE JURISDICTION OF ANY STATE COURT LOCATED WITHIN A DISTRICT WHICH ENCOMPASSES ASSETS OF A PARTY AGAINST WHICH A JUDGMENT HAS BEEN RENDERED, EITHER THROUGH ARBITRATION OR THROUGH LITIGATION, FOR THE ENFORCEMENT OF SUCH JUDGMENT AGAINST THE ASSETS OF SUCH PARTY.


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                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."


                                   Section 7
                            Limitation of Liability


     7.1 Limitation on Amount of Damages. It is understood and agreed that a Party's liability to the other Party or any other person for damages, injuries, losses, costs or expenses of any kind, however caused, based on or arising from or in connection with this Services Agreement, any termination hereof, the subject matter hereof, the performance (or non-performance) of any of the FDT Services or other service or obligation hereunder, whether arising in contract or tort (including as a result of negligence or strict liability), and whether or not such Party shall have been informed, or might have anticipated the possibility of any such damage, loss, cost or expense (collectively, "Losses and Expenses"), shall be limited with respect to each consecutive twelve (12) month period during the Term commencing with the Effective Date, to the direct damages actually incurred by such Party or person, or consequential damages incurred by either Party as a result of the misappropriation or misuse of Confidential Information, and shall be recoverable if, and only to the extent such Losses and Expenses exceed *** ******* ***** ******** dollars ($***); and provided further, that the aggregate amount required to be paid by a Party to the Party or any other person for all such Losses and Expenses shall not exceed during the first year following the Effective Date, ******** ******* dollars ($***), and for every year thereafter, the lesser of ******* ******* dollars ($***) or FDT's revenues under this Services Agreement for the twelve (12) month period immediately preceding the date of the event giving rise to the claim. The foregoing limitations shall not apply to amounts for fees and charges, including the fees and charges in Schedule 1.25, and the fees and charges otherwise due and payable under this Services Agreement.

     7.2 Unique Damages Payable by FDT to CSG. Notwithstanding Section 7.1, and subject to Section 2.13.2, if in any calendar year during the Term CSG pays penalties or issues credits to CSG Clients that exceed *** ******* ******** dollars ($***), and such penalties or credits are a direct and proximate result of FDT's failure to meet the Principal Performance Criteria, then FDT shall issue CSG a credit for ***** percent (**%) of such payments made or credits issued by CSG (provided that CSG provides FDT with documentation reasonably acceptable to FDT relating to the payment of such penalties or issuance of such credits), such credits not to exceed *** ******* ******** dollars ($***) in the aggregate in any calendar year during the Term. The Parties acknowledge and agree that any credits issued by FDT to CSG pursuant to this Section 7.2 shall not be applied to the *** ******* ***** ******** dollar ($***) figure described in Section 7.1, but shall be included in the liability limitations set forth in
Section 7.1.

     7.3 Provision of FDT Services. CSG acknowledges that the FDT Services provided by FDT are to assist CSG in its business activities and are not intended to replace its professional skill and judgment. CSG shall be solely responsible for: (i) its own actions or omissions, and the actions or omissions of its agents, employees and clients with respect to CSG Data used as input for the FDT Services, and (ii) any use of any FDT Services and any use made by CSG, its agents, employees and clients of CSG Data, reports or other products produced through any of the FDT Services.

     7.4 Mitigation. Each Party shall use commercially reasonable efforts to mitigate damages for which the other Party is responsible.

     7.5 Limitation of Assertions. Neither Party may assert any cause of action against the other Party under this Services Agreement that accrued more than one (1) year prior to: (i) the filing of a suit; or (ii) the commencement of arbitration proceedings alleging such cause of action.


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     7.6  Express Allocation of Risks.  The Parties expressly acknowledge that the limitations contained in this Section 7 and Section 6, Section 8 and Section 9 represent the express agreement of the Parties with respect to the allocation of risks between the Parties, including the level of risk to be associated with the provision of the FDT Services as related to the FDT Service Charges, and each Party fully understands and irrevocably accepts such limitations. The Parties acknowledge that but for the limitations contained in this Section 7 and
Section 6, Section 8 and Section 9, the Parties would not have entered into this Services Agreement.


                                   Section 8
                 Standard of Care and Exclusion of Warranties


     FDT will use reasonable commercial efforts to meet the Performance Criteria, and FDT will use reasonable care in providing the FDT Services pursuant to this Services Agreement. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS SERVICES AGREEMENT, FDT MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, TO CSG OR TO ANY OTHER PERSON, INCLUDING ANY WARRANTIES REGARDING THE MERCHANTABILITY, SUITABILITY, ORIGINALITY, FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE (IRRESPECTIVE OF ANY PREVIOUS COURSE OF DEALINGS BETWEEN THE PARTIES OR CUSTOM OR USAGE OF TRADE), OR RESULTS TO BE DERIVED FROM THE USE OF ANY SOFTWARE, FOR SERVICES, HARDWARE OR OTHER SERVICES, PRODUCTS OR MATERIALS PROVIDED UNDER THIS SERVICES AGREEMENT.


                                   Section 9
                             Exclusion of Damages


     NOTWITHSTANDING ANY OTHER PROVISION TO THE CONTRARY SET FORTH IN THIS SERVICES AGREEMENT, IN NO EVENT SHALL EITHER PARTY, ANY OF THEIR AFFILIATES OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR SUBCONTRACTORS BE LIABLE UNDER ANY THEORY OF TORT, CONTRACT, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY LOST PROFITS, LOSS OF DATA, EXEMPLARY, PUNITIVE, SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES, EACH OF WHICH IS HEREBY EXCLUDED BY AGREEMENT OF THE PARTIES REGARDLESS OF WHETHER OR NOT EITHER PARTY OR ANY OTHER SUCH ENTITY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; PROVIDED THE FOREGOING EXCLUSION SHALL NOT APPLY TO CONSEQUENTIAL DAMAGES INCURRED BY EITHER PARTY AS A RESULT OF THE MISAPPROPRIATION OR MISUSE OF CONFIDENTIAL INFORMATION.


                                  Section 10
                                Confidentiality


     10.1 Confidential Information. Information exchanged between the Parties or otherwise made available by one Party for the other in connection with this Services Agreement before or after the date hereof shall be considered a trade secret or confidential or proprietary information ("Confidential Information") if it has been designated as such in this Services Agreement or on the information itself when delivered or made available, or if delivered orally, if a written notification of the confidential nature of the information is sent within a reasonable time after the information is transmitted. Among other things, Confidential Information shall include confidential or proprietary information of third parties in the possession of one of the Parties to this Services Agreement and needed to perform obligations hereunder. This Services Agreement, the Systems Software and CSG Proprietary Software shall in any event be considered Confidential Information of the Parties or their licensors, respectively. Confidential


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

Information not requiring a marking shall include this Agreement, the Systems Software, CSG Proprietary Software, all specifications and documentation therefor, financial information of either Party, all CSG Data processed in the FDT Data Center, or other confidential business plans of either Party.

           10.1.1 Except as expressly authorized by prior written consent of the disclosing Party, the receiving Party shall:

                   (i) limit access to any Confidential Information received by it to its employees, agents, representatives, and consultants who have a need-to-know in connection with this Services Agreement and the obligations of the Parties hereunder;

                   (ii) advise its employees, agents and consultants having access to the Confidential Information of the proprietary nature thereof and of the obligations set forth in this Services Agreement;

                   (iii) safeguard all Confidential Information received by it using a reasonable degree of care, but not less than that degree of care used by the receiving Party in safeguarding its own similar information or material;

                   (iv) not disclose any Confidential Information received by it to third parties;

                   (v) use the Confidential Information of the other Party only for the purposes and in connection with the performance of such Party's obligations under this Services Agreement; and

                   (vi) upon the disclosing Party's request after expiration or termination of this Services Agreement, return promptly to the disclosing Party all Confidential Information of the disclosing Party in the receiving Party's possession, and certify in writing to the disclosing Party its compliance with this subsection (vi).

           10.1.2  Exceptions to Confidentiality.  Notwithstanding the foregoing
     Section 10.1.1, the Parties' obligations respecting confidentiality under
     Section 10.1.1 shall not apply to any particular information of a Party that the other Party can demonstrate: (i) was, at the time of disclosure to it, in the public domain; (ii) after disclosure to it, is published or otherwise becomes part of the public domain through no fault of the receiving Party; (iii) was in the possession of the receiving Party at the time of disclosure to it without being subject to another confidentiality agreement; (iv) was received after disclosure to it from a third party who had a lawful right to disclose such information to it; (v) was independently developed by the receiving Party without reference to Confidential Information of the furnishing Party; (vi) was required to be disclosed to any regulatory body having jurisdiction over FDT or CSG or any of their respective clients; or (vii) that disclosure is necessary by reason of legal, accounting or regulatory requirements beyond the reasonable control of the receiving Party. In the case of any disclosure pursuant to clauses (vi) and (vii) above, to the extent practical, the disclosing Party shall give prior written notice to the other Party of the required disclosure and shall use commercially reasonable efforts to obtain a protective order covering such disclosure. If such a protective order is obtained, such information shall continue to be deemed to be Confidential Information.

           10.1.3 Additional Limited Exception to Confidentiality. Notwithstanding the foregoing Section 10.1.1, FDT may disclose those portions of this Services Agreement addressing CSG's limited use rights relating to the Development Software and CSG's obligations to maintain the confidentiality of the Development Software to vendors of the same.


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

     10.2 No License or Other Rights. Except as specifically granted herein or in the Stock Purchase Agreement, this Services Agreement does not confer any right, license, interest or title in, to or under the Confidential Information to the receiving Party and no license is hereby granted to the receiving Party, by estoppel or otherwise under any patent, trademark, copyright, trade secret or other proprietary right of the disclosing Party. Title to the Confidential Information shall remain solely in the disclosing Party.

     10.3 Publicity and Use of Certain Information. Neither Party will, without the other Party's prior written consent, use the name, service marks or trademarks of the other Party or any of its Affiliates; provided, however, that FDT may use CSG as a reference and may indicate to others that CSG purchases the FDT Services under this Services Agreement. Either Party may disclose to other persons and Entities the existence and general nature of the Services Agreement but not the terms and conditions hereof.

     10.4 Equitable Remedies. Each Party acknowledges that if it breaches (or attempts to breach) its obligations under this Section 10, the other Party will suffer immediate and irreparable harm, it being acknowledged that legal remedies are inadequate. Accordingly, if a court of competent jurisdiction should find that a Party has breached (or attempted to breach) any such obligations, such Party will not oppose the entry of an appropriate order compelling performance by such Party and restraining it from any further breaches (or attempted breaches).

     10.5 Privileged Data. CSG accepts full responsibility for complying with federal, state and local laws, rules and regulations concerning use of privileged or confidential third party information derived from input into or output from the FDT Services provided by FDT under this Services Agreement.


                                  Section 11
                                  Termination


     11.1 Termination for Cause. Except as provided in Section 11.2, if either Party breaches any of its material obligations under this Services Agreement, which breach is not substantially cured within forty-five (45) days (ten (10) days for payment defaults) after written notice specifying the breach is given by the non-breaching Party to the breaching Party, then the other Party may, by giving notice to the defaulting Party terminate this Services Agreement (or any service provided by or received by the non-defaulting Party hereunder) for cause as of a future date specified in the notice of termination; provided however, such termination notice shall not: (i) if delivered by CSG to FDT, specify a future termination date more than twelve (12) months from the date of the notice; (ii) if delivered by FDT to CSG, specify a future termination date less than nine (9) months from the date of the notice; and (iii) in any case, otherwise extend the Term of this Services Agreement beyond the date for termination specified in any previous termination notice delivered by either Party pursuant to the terms of this Services Agreement. Notwithstanding anything herein to the contrary, in no event shall the operation of this Section
11.1 extend the Term.

     11.2 Termination for Failure to Meet Performance Criteria. FDT's performance during any month shall be evaluated against the Performance Criteria set forth in Schedule 2.13. If FDT fails to perform a specified Performance Criteria in accordance with Section 2.13 and Schedule 2.13 during any two (2) consecutive months, CSG may notify FDT in writing of its desire to have FDT correct such failure (hereinafter referred to as "Failed Criteria"). During the next thirty (30) days after receipt of such notice or such shorter period if FDT shall request less than thirty (30) days (hereinafter referred to as "First Cure Period"), FDT shall correct such Failed Criteria and immediately notify CSG of its correction. If FDT fails to correct such Failed Criteria within the First Cure Period, CSG shall have a right to terminate this Services Agreement; provided, that this termination option is exercised within thirty (30)


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

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."


days after the end of the First Cure Period. Such termination shall become effective on a date specified by CSG, which date shall be not later than twelve
(12) months after CSG's delivery to FDT of a written notice of its intention to so terminate. If FDT cures the Failed Criteria within the First Cure Period, but thereafter within the next sixty (60) days again fails to satisfy such Failed Criteria, CSG, at its election, may terminate this Services Agreement; provided, that this termination option is exercised within thirty (30) days after CSG receives notice of FDT's repeated failure to perform (as set forth above), and provided that such termination shall become effective on a date specified by CSG, which date shall be not later than twelve (12) months after CSG's delivery to FDT of a written notice of its intention to so terminate this Services Agreement. Notwithstanding anything herein to the contrary, in no event shall the operation of this Section 11.2 extend the Term.

     11.3   Termination Due to Change of Control or Assignment.  CSG shall
            --------------------------------------------------
notify FDT within ten (10) business days after any public announcement relating to: (a) the sale in one transaction or a series of related transactions of a majority of the voting equity securities of CSG other than pursuant to an underwritten public offering; or (b) any other matter specified in Section 12.3. FDT may, within thirty (30) days of receipt of any such notice, notify CSG of its intent to terminate this Services Agreement, effective no earlier than twelve (12) months from the date of CSG's notice to FDT. FDT shall provide CSG or its designee with Termination Assistance as requested by CSG commencing upon CSG's receipt of FDT's notice pursuant to the limitations and procedures set forth in Section 11.5.

     11.4  Termination Due to Certain Infringement Matters.  If CSG is unable to
           -----------------------------------------------
license, modify or license the Applications Software, FDT Software or any portion thereof in a commercially reasonable manner and/or at a commercially reasonable price due to an Infringement Claim asserted against CSG, FDT and/or any of its Affiliates (the unavailability of which would materially adversely affect the business or operations of CSG), CSG may terminate this Services Agreement effective no later than nine (9) months from the date CSG notifies FDT of its intent to terminate this Services Agreement pursuant to this Section
11.4. In addition to any payments otherwise due FDT pursuant to this Agreement and CSG indemnification obligations, CSG shall pay to FDT no later than sixty
(60) days prior to the termination of this Services Agreement as liquidated damages the greater of: (i) ****** **** percent (**%) of the net present value of the remaining management fees and network services fees payments that would be due FDT pursuant to this Services Agreement as set forth in Schedule 1.25 as well as the payments that would be due FDT for CPU Rate, DASD Rate, Tape Rate and One-Way Tape based on the then-current rates and forecasts set forth in
Schedule 1.25; or (ii) ******* ******* dollars ($***) (the "Infringement Payment"), provided that if CSG shall notify FDT of its intent to terminate this Agreement in accordance with this Section 11.4 during the final twelve (12) months period during the Term, CSG shall pay to FDT an Infringement Payment equal to ***** percent (**%) of the net present value of the remaining management fees and network services fees payments that would be due FDT pursuant to this Services Agreement as set forth in Schedule 1.25 as well as the payments that would be due FDT for CPU Rate, DASD Rate, Tape Rate and One-Way Tape based on the then-current rates and forecasts set forth in Schedule 1.25. Notwithstanding anything herein to the contrary: (a) in no event shall the operation of this Section 11.4 extend the Term; and (b) in no event shall the payment by CSG to FDT of any Infringement Payment hereunder be deemed to be Losses and Expenses for purposes of Section 7.1. For purposes of this Section 11.4, net present value shall be calculated on a compounded monthly basis using a per annum interest rate equal to *** percent (***%) over the prime rate as published in the Wall Street Journal on the ninetieth (90th) day prior to the termination date, it being understood that if such day is not a business day, such calculation shall be undertaken using the prime rate as published in the Wall Street Journal on the immediately preceding business day.

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

     11.5  Termination Assistance.  Commencing upon the giving of notice of any
           ----------------------
termination of this Services Agreement by either Party pursuant to Section 11, and ending upon the earlier of: (a) the effective date of any such termination identified in any such notice, or (b) the expiration of the Term, FDT will provide to CSG reasonable termination assistance requested by CSG to facilitate the orderly transfer of the systems management operations from FDT to CSG or its designee (the "Termination Assistance"). All CSG Data or data of CSG Clients shall be supplied on electronic media in a format selected by FDT. In addition, FDT shall: (i) provide to CSG appropriate file structure information; (ii) identify the parameters selected for the Systems Software; (iii) identify applicable procedures and processes relating to job streams; and (iv) use reasonable commercial efforts to obtain for CSG licenses to the Software of Third Party Providers that is used by FDT exclusively to provide FDT Services hereunder, it being understood that FDT may be unable to obtain such licenses. To the extent that any Termination Assistance is provided hereunder, CSG shall pay FDT for such Termination Assistance on a time and materials basis at FDT's then current rates in effect under this Services Agreement, unless CSG shall terminate the Services Agreement under Section 11.1 or Section 11.2, which in each such case, CSG shall not be liable for the payment of Termination Assistance, but CSG shall continue to pay all other fees and charges due under this Services Agreement. If this Services Agreement is terminated by FDT pursuant to Section 11.1, then CSG shall prepay FDT, on the first day of each month in which Termination Assistance will be provided and as a condition to FDT's obligation to provide Termination Assistance to CSG or its designee, an amount equal to FDT's reasonable estimate of the total amount payable to FDT for such Termination Assistance for such month. In addition, unless this Services Agreement shall expire or CSG shall terminate this Services Agreement under
Section 11.1 or Section 11.2, CSG shall pay, or reimburse FDT for, all lease, license or other contract termination, transfer, assignment, access, upgrade, maintenance or related fees and expenses associated with the provision of the Termination Assistance to CSG or its designee. Prior to providing any of such Termination Assistance to a CSG designee, FDT shall be entitled to receive from such designee, in form and substance, reasonably satisfactory to FDT, written assurances that (A) such designee shall maintain at all times the confidentiality of any FDT Confidential Information, Software or materials disclosed or provided to, or learned by, such designee in connection therewith, and (B) such designee shall use such Confidential Information, Software or materials exclusively for purposes for which CSG is authorized to use such items pursuant to this Services Agreement. FDT shall have no obligation to provide any Software to CSG as part of the Termination Assistance other than the return of the Application Software as required by this Services Agreement.

     11.6  Expiration Assistance.  FDT shall provide CSG or its designee with
           ---------------------
Termination Assistance as requested by CSG commencing no earlier than twelve
(12) months prior to the expiration of this Services Agreement pursuant to the limitations and procedures set forth in Section 11.5.

     11.7  Access upon Expiration or Termination.  Upon the effective date of
           -------------------------------------
any expiration or termination of this Services Agreement, FDT shall have no further obligation to provide CSG with access to or use of the Platform, FDT telecommunications networks or any Systems Software.

     11.8  Rights Upon Expiration or Termination.  Upon expiration or
           -------------------------------------
termination of this Services Agreement for any reason, CSG shall pay FDT for all amounts payable to FDT pursuant to the terms of this Services Agreement including all reimbursable expenses incurred by FDT through the effective date of such expiration or termination. The provisions of Section 3, Section 4,
Section 5, Section 6, Section 7, Section 8, Section 9, Section 10, and Sections 11.5, 11.8, 12.1, 12.5, 12.8, 12.12, 12.13, 12.14, 12.15 and 12.16 shall survive the expiration or termination of this Services Agreement for any reason. In addition, the expiration or termination of this Services Agreement shall not affect the validity of the License Agreements, which shall continue in full force and effect in accordance with their terms.


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

                                  Section 12
                                 Miscellaneous
                                 -------------

     12.1  Notice.  All notices, requests, demands and other communications
           ------
required or permitted under this Services Agreement shall be deemed to have been duly given and made if in writing upon being served either by personal delivery or by telecopier to the Party for whom it is intended or two (2) business days after being deposited, postage prepaid, certified or registered mail, return receipt requested (or such form of mail as may be substituted therefor by postal authorities), in the United States mail, bearing the address shown in this
Section 12.1 for, or such other address as may be designated in writing hereafter by such Party:

If to CSG:                           CSG Systems, Inc.
                                     2525 N. 117th Avenue
                                     Omaha, Nebraska 68164
                                     Attention:  Associate General Counsel
                                     Telecopy: 402-431-7218

With a copy to:                      CSG Systems, Inc.
                                     7887 E. Bellview Avenue
                                     Englewood, Colorado  80111
                                     Attention:  President
                                     Telecopy: 303-796-2881

                                     and

                                     CSG Systems, Inc.
                                     7887 E. Bellview Avenue
                                     Englewood, Colorado  80111
                                     Attention:  General Counsel
                                     Telecopy: 303-796-4012

If to FDT:                           First Data Technologies, Inc.
                                     6200 South Quebec Street, Ste. 335
                                     Englewood, Colorado 80111
                                     Attn:  Charles T. Fote, President
                                     Telecopy: 303-488-8292

With a copy to:                      First Data Corporation
                                     5660 New Northside Drive
                                     Atlanta, Georgia  30328
                                     Attention:  General Counsel
                                     Telecopy:  770-857-0414

     12.2  Entire Agreement.  This Services Agreement and the Schedules hereto
           ----------------
embody the entire agreement and understanding of the Parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings relative to said subject matter.

     12.3  Assignment: Transfer; Binding Agreement. Either Party may assign this
           ---------------------------------------
Services Agreement to any Affiliate of such Party upon notice to the other Party. Either Party may: (i) transfer this Services Agreement in connection with any merger or consolidation of such Party with another corporation, provided that such Party furnishes the other Party with notice of such transfer within ten (10)

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

business days of the public announcement of the same; or (ii) in connection with the sale of substantially all of the Party's assets (including the rights of a Party under this Services Agreement), provided that (a) the assignee thereof shall assume all of such Party's obligations hereunder, and (b) the Party furnishes the other Party with notice of the public announcement of such assignment and assumption within ten (10) business days of the same. Subject to the foregoing, all provisions contained in this Services Agreement shall extend to and be binding upon the Parties hereto and their respective permitted successors and permitted assigns.

     12.4  Force Majeure.  No Party shall be liable for any default or delay in
           -------------
the performance of its obligations (other than payment obligations) under this Services Agreement if and to the extent such default or delay is caused, directly or indirectly, by (i) fire, flood, elements of nature or other acts of God; (ii) any outbreak or escalation of hostilities, war, riots or civil disorders in any country; (iii) any act, failure to act or omission of the other Party or any governmental authority; (iv) any labor disputes (whether or not the employees' demands are reasonable or within the Party's power to satisfy); or
(v) nonperformance by a third party (including third party vendors) or any other similar cause beyond the reasonable control of such Party, including failures or fluctuations in electrical or telecommunications equipment or lines or other equipment. In any such event, the non-performing Party will be excused from any further performance or observance of the obligation so affected only for as long as such circumstances prevail and such Party continues to use commercially reasonable efforts to recommence performance or observance as soon as practicable.

     12.5  Risk of Loss.  Except as otherwise provided in this Section 12.5,
           ------------
each party shall be responsible for risk of loss of, and damage to, any equipment, software or other materials in its possession or under its control, subject to Section 12.4. Notwithstanding anything in this Services Agreement to the contrary, each Party to this Services Agreement (the "Damaged Party") hereby waives any and all rights of recovery, claims, actions or causes of action, against the other Party (the "Other Party"), its Affiliates, and any of its or their directors, officers, employees, agents and subcontractors for any loss or damage that may occur to the Damaged Party's facilities, any improvements thereto, or any building or project of which the Damaged Party's facilities are a part, or any improvements thereon, or any personal property of any Entity therein, by reason of fire, the elements or any other cause that could be insured against under the terms of standard fire and extended coverage insurance policies, regardless of cause or origin, including negligence of the Other Party, its Affiliates, or such Other Party's or its Affiliates' directors, officers, employees, agents or subcontractors, and both the Parties covenant that no insurer of one Party will hold any right of subrogation against the other. For purposes of this Section 12.5, the FDT Data Center shall be deemed to be under the control of FDT at all times.

     12.6  No Third-Party Beneficiaries.  Except as set forth in Section 6 with
           ----------------------------
respect to the indemnification of certain directors, officers, employees, agents and Affiliates of the Parties, nothing contained in this Services Agreement is intended to confer upon any Entity (other than the Parties hereto) any rights, benefits or remedies of any kind or character whatsoever, and no Entity shall be deemed a third-party beneficiary under or by reason of this Services Agreement.

     12.7  Severability.  If any provision of this Services Agreement or the
           ------------
application of any such provision to any Entity, or circumstance, shall be declared judicially or by the Arbitration Panel (as defined in Schedule 6.5) to be invalid, unenforceable or void, such decision shall not have the effect of invalidating or voiding the remainder of this Services Agreement, it being the intent and agreement of the Parties that this Services Agreement shall be deemed amended by modifying such provision to the extent necessary to render it valid, legal and enforceable while preserving its intent or, if such modification is not possible, by substituting therefor another provision that is valid, legal and enforceable so as to materially effectuate the Parties' intent.


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

     12.8  Certain Construction Rules.  The description of any FDT Services
           --------------------------
contained in the Schedules is qualified in its entirety by reference to the information set forth in the provisions of this Services Agreement. To the extent that the provisions of this Services Agreement and of the Schedules are in any respect inconsistent, the provisions of this Services Agreement shall govern and control. In the event of any conflict between the terms of use relating to the Software that is the subject matter of the License Agreements and the terms of this Services Agreement, the terms of the License Agreements shall prevail.

     12.9  Compliance With Laws.  CSG and its employees and agents and FDT and
           --------------------
its employees and agents shall comply, except where noncompliance would not have a material adverse effect on the Parties hereto, with all applicable laws, ordinances, regulations and codes relating to this Services Agreement, other than those relating solely to performance of the FDT Services, which shall be the responsibility of FDT.

     12.10 Counterparts.  This Services Agreement may be executed
           ------------
simultaneously in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     12.11 Headings.  The article and section headings and the table of contents
           --------
contained in this Services Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of the Services Agreement. The recitals set forth on the first page of this Services Agreement are incorporated into the body of the Services Agreement.

     12.12 No Interpretation Against Drafter.  Both Parties have participated
           ---------------------------------
substantially in the negotiation and drafting of this Services Agreement and each Party hereby disclaims any defense or assertion in any litigation or arbitration that any ambiguity herein should be construed against the draftsman.

     12.13 Waiver.  Except as expressly provided herein, this Services Agreement
           ------
may not be changed, amended, terminated, augmented, rescinded or discharged (other than in accordance with its terms), in whole or in part, except by a writing executed by the Parties hereto. No waiver of any of the provisions or conditions of this Services Agreement or any of the rights of a Party hereto shall be effective or binding unless such waiver shall be in writing and signed by the Party claimed to have given or consented thereto. Except to the extent that a Party hereto may have otherwise agreed in writing, no waiver by that Party of any term, condition or other provision of this Services Agreement, or any breath thereof by any other Party shall be deemed to be a waiver of any other term, condition or provision or any breach thereof, or any subsequent breach of the same term, condition or provision by the other Party, nor shall any forbearance by the first Party or Parties to seek a remedy for any noncompliance or breach by the other Party be deemed to be a waiver by the first party of its, his, her or their rights and remedies with respect to such noncompliance or breach.

     12.14 Consent.  If either Party requires the consent or approval of the
           -------
other Party for the taking of, or omitting to take, any action under this Services Agreement, such consent or approval shall not be unreasonably withheld or delayed.

     12.15 Governing Law.  This Services Agreement shall in all respects be
           -------------
construed in accordance with and governed by the laws of the State of New York, without regard to its conflict of law provisions.

     12.16 Limitation of Representations and Warranties; Indemnification.
           -------------------------------------------------------------
Notwithstanding anything to the contrary contained herein: (i) no representation or warranty is made in this Services

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                                      24

Agreement as to any matter which is the subject of a representation or warranty in the Stock Purchase Agreement; (ii) no provision of this Services Agreement shall otherwise expand or limit either Party's indemnity obligations set forth in the Stock Purchase Agreement; and (iii) no provision of this Services Agreement shall otherwise expand or limit either Party's rights or obligations set forth in the License Agreements.


             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, each of the Parties hereto has caused this Services Agreement to be executed as of the Effective Date.


                         CSG SYSTEMS, INC., formerly known as CABLE SERVICES GROUP, INC. ("CSG")

                         Signed By: /s/ Edward C. Nafus
                                   ------------------------------------------

                         Print Name:  Edward C. Nafus
                                    -----------------------------------------

                         Title:  EVP
                               ----------------------------------------------



                         FIRST DATA TECHNOLOGIES, INC. ("FDT")

                         Signed By:  /s/ Guy Battista
                                   ------------------------------------------

                         Print Name:  Guy Battista
                                    -----------------------------------------

                         Title:  SVP
                               ----------------------------------------------


                        CONFIDENTIAL - DO NOT DISCLOSE

                                              "Confidential Treatment Requested
                                             and the Redacted Material has been
                                         separately filed with the Commission."


                                 SCHEDULE 1.9


                        CSG CLIENT DEVELOPMENT SOFTWARE
                        -------------------------------

-------------------------------------------------------------------------------
             Vendor Name                             Product Name
-------------------------------------------------------------------------------
******** ********** ***** ****                 ********
-------------------------------------------------------------------------------
******** ********** ****** ****                *********
-------------------------------------------------------------------------------
******* ********** ***** ****                  ******** *****
-------------------------------------------------------------------------------
***** *** * ****** ***                         ********
-------------------------------------------------------------------------------

                             Schedule 1.9 - Page 1

                                              "Confidential Treatment Requested
                                             and the Redacted Material has been
                                         separately filed with the Commission."


                                 SCHEDULE 1.17

                             DEVELOPMENT SOFTWARE
                             --------------------

------------------------------------------------------------------------------------
             Vendor Name                             Product Name
------------------------------------------------------------------------------------
****** ********** ***                          *********
------------------------------------------------------------------------------------
*** ******** ****                              **** *******************
------------------------------------------------------------------------------------
****** ***********                             *************** ***
------------------------------------------------------------------------------------
****** ***********                             ********  ** *** ***
------------------------------------------------------------------------------------
****** ***********                             ******** ** *** ****
------------------------------------------------------------------------------------
******** ********** ***** ****                 ****
------------------------------------------------------------------------------------
******** ********** ***** ****                 ****
------------------------------------------------------------------------------------
******** ********** ***** ****                 ********
------------------------------------------------------------------------------------
******** ********** ***** ****                 ************
------------------------------------------------------------------------------------
******** ********** ***** ****                 ************* ****
------------------------------------------------------------------------------------
******** ********** ***** ****                 ************
------------------------------------------------------------------------------------
******** ********** ***** ****                 ***********
------------------------------------------------------------------------------------
******** ********** ***** ****                 ************
------------------------------------------------------------------------------------
******** ********** ***** ****                 ********
------------------------------------------------------------------------------------
******** ********** ***** ****                 *******
------------------------------------------------------------------------------------
******** ********** ***** ****                 *********
------------------------------------------------------------------------------------
******** ********** ***** ****                 **********
------------------------------------------------------------------------------------
******** ********** ***** ****                 ************
------------------------------------------------------------------------------------
******** ********** ***** ****                 ************ **
------------------------------------------------------------------------------------
******** ********** ***** ****                 *********
------------------------------------------------------------------------------------
******** ********** ***** ****                 *********
------------------------------------------------------------------------------------
******** ********** ***** ****                 ******** *****
------------------------------------------------------------------------------------
********* ***********                          ********* ***
------------------------------------------------------------------------------------
********* ***********                          **** ************
------------------------------------------------------------------------------------
********* ***********                          ************
------------------------------------------------------------------------------------
********* ***********                          ************
------------------------------------------------------------------------------------
***                                            *******
------------------------------------------------------------------------------------
***                                            ****
------------------------------------------------------------------------------------
***                                            ****
------------------------------------------------------------------------------------
***                                            *** ********
------------------------------------------------------------------------------------
***                                            ***** ***** **********
------------------------------------------------------------------------------------
***                                            ****** * ********
------------------------------------------------------------------------------------
***                                            ** *****
------------------------------------------------------------------------------------
***                                            ***** **
------------------------------------------------------------------------------------
***                                            ***** **
------------------------------------------------------------------------------------
***                                            ******** ***********
------------------------------------------------------------------------------------
***                                            ***
------------------------------------------------------------------------------------

                            Schedule 1.17 - Page 1

                                              "Confidential Treatment Requested
                                             and the Redacted Material has been
                                         separately filed with the Commission."

------------------------------------------------------------------------------------
             Vendor Name                             Product Name
------------------------------------------------------------------------------------
***                                            ***
------------------------------------------------------------------------------------
***                                            ****
------------------------------------------------------------------------------------
***                                            ****
------------------------------------------------------------------------------------
***                                            ****
------------------------------------------------------------------------------------
***                                            ******** *** ***
------------------------------------------------------------------------------------
***                                            ******** *
------------------------------------------------------------------------------------
***                                            *********** ****
------------------------------------------------------------------------------------
***                                            *******
------------------------------------------------------------------------------------
***                                            ****
------------------------------------------------------------------------------------
***                                            *********
------------------------------------------------------------------------------------
***                                            **** *** ************
------------------------------------------------------------------------------------
***                                            *********
------------------------------------------------------------------------------------
***                                            ******
------------------------------------------------------------------------------------
***                                            ********* *****
------------------------------------------------------------------------------------
********** **** **********                     *** *****
------------------------------------------------------------------------------------
********** **** **********                     *******
------------------------------------------------------------------------------------
***** *** * ****** ****                        ********
------------------------------------------------------------------------------------
*** **** ********* ****                        ****** ********* *********
------------------------------------------------------------------------------------
********** ***********                         ************* ****
------------------------------------------------------------------------------------
*******                                        *** *** ***** **** ***
------------------------------------------------------------------------------------
*** ********** ****                            **** ***
------------------------------------------------------------------------------------
****** ******** *************                  ************
------------------------------------------------------------------------------------
*********                                      ******* *********
------------------------------------------------------------------------------------
******** ********                              ***************
------------------------------------------------------------------------------------
******** ********                              ************** ******* *************
------------------------------------------------------------------------------------
******** ******************** **** ********    *************
                                               ********
------------------------------------------------------------------------------------
******** **************** **** ********        ***** ***************
------------------------------------------------------------------------------------
******** **************** **** ********        ***** **** ****
------------------------------------------------------------------------------------
*******  ***                                   ***
------------------------------------------------------------------------------------
********* ****                                 ********
------------------------------------------------------------------------------------

                            Schedule 1.17 - Page 2

                                 SCHEDULE 1.21

                       EXISTING CSG PROPRIETARY SOFTWARE
                       ---------------------------------

AFLINFRM              BUCHKREO              BUPRDISC              BUVEDSPL              CCIDXXFR
============================================================================================================
AFUPLOW0              BUCHKRFD              BUPREDIT              BUVEDTBL              CCIPINTR
============================================================================================================
ALSQSH                BUCHRGBK              BUPROMO               BUVENROL              CCMEMMST
============================================================================================================
ALTRN008              BUCNTRY               BUPROSMD              BUVENTER              CCMONHST
============================================================================================================
AMIMENU               BUCPM004              BUPROSMM              BUVIPTPP              CCNONMON
============================================================================================================
AMIMPA                BUCRDRPT              BUPROSMW              BUVLETTR              CCREFUND
============================================================================================================
AMIMTCH               BUCRTAMT              BUPRSMRT              BUVMONBH              CCREVDTL
============================================================================================================
AMLOOKC               BUCSRPUL              BUPTRANS              BUVMONDS              CCREVTOT
============================================================================================================
AMMTCHB               BUCSTMTR              BUPULMON              BUVMONIO              CCRPTLST
============================================================================================================
AMMTCHC               BUCSTMT3              BUQTYRPT              BUVMONPY              CCSUBILL
============================================================================================================
AMMTCHT               BUCSTMT8              BUREFRPT              BUVMONTL              CCSUBLDG
============================================================================================================
AMSTP                 BUCYCRPT              BUREJPUL              BUVNAMES              CCSUBMRG
============================================================================================================
BCWILBER              BUDATER               BUROYRPT              BUVNOMON              CCSUBMST
============================================================================================================
BDVCINIT              BUDONBLD              BUROYSUB              BUVPRMDS              CCSWSSW
============================================================================================================
3BDVCTLFN             BUEDSPLT              BURPTCPY              BUVPSRCH              CCTRBLCL
============================================================================================================
BDVQPROC              BUEDTRPT              BURPTSND              BUVRCMSG              CCTRNCM
============================================================================================================
BDVQROUT              BUEFTMTH              BURPT1                BUVSBSCM              CCTRNESU
============================================================================================================
BDVQXFER              BUEFTTRN              BURPT11A              BUVSCHIT              CCTRNHSE
============================================================================================================
BINREFSW              BUEPMAST              BURPT11B              BUVSPTAB              CCTRNMEM
============================================================================================================
BSGETDAT              BUEXPPUL              BURPT13               BUVSPZDS              CCTRNRTN
============================================================================================================
BUACCRPD              BUFINRPT              BURPT2                BUVSTMT               CCTRNTAC
============================================================================================================
BUACCRPW              BUFUTDCN              BURPT8                BUVTPREO              CCTRNWO
============================================================================================================
BUACTDMP              BUGENVES              BUSCREPT              BUZIPEXT              CCTRN001
============================================================================================================
BUACTNO1              BUGLUPDT              BUSEQNUM              BUZIPSYN              CCTRN003
============================================================================================================
BUACTSTA              BUGNLDBD              BUSTMT4A              B1KIBPSO              CCTRN005
============================================================================================================
BUACTUPD              BUHDRED2              BUSVCMST              CABLTEST              CCTRN006
============================================================================================================
BUADITAP              BUHLDFLG              BUSVCPUL              CAB99SO               CCTRN007
============================================================================================================
BUADJFMT              BUHLDRPT              BUTBLPRO              CAM7465               CCTRN008
============================================================================================================
BUADJRES              BUHSTUPD              BUTELEDT              CCACTUPD              CCTRN009
============================================================================================================
BUADKEY               BUINSTAT              BUTPFMTR              CCATXRFO              CCTRN010
============================================================================================================
BUADMDIS              BUINTFCE              BUTRINPL              CCAUGXFR              CCTRN011
============================================================================================================
BUALMRGE              BUINTLAD              BUTSTDTR              CCBANNRB              CCTRN012
============================================================================================================
BUALMTCH              BUIPTPOP              BUTTXINP              CCBBMST               CCTRN013
============================================================================================================
BUAMREPT              BULEDGIO              BUUDFBLD              CCCHGOFF              CCTRN014
============================================================================================================
BUASACTV              BUMATCH               BUUDFEDT              CCCHNMST              CCTRN015
============================================================================================================
BUATHFMT              BUMEMUPD              BUUPDATE              CCCIRLOG              CCTRN016
============================================================================================================
BUATHUSA              BUMMBRED              BUUSATRN              CCCIRMST              CCTRN017
============================================================================================================
BUATRANS              BUMMBRUP              BUUSGRPT              CCCOLBAT              CCTRN018
============================================================================================================
BUBACUP               BUMRGSVC              BUUSXREF              CCDCON22              CCTRN019
============================================================================================================
BUBILDAT              BUNOMO                BUVAJEDT              CCFLAGER              CCTRN020
============================================================================================================
BUBILRPT              BUOFFTRN              BUVAJENT              CCHSEACT              CCTRN021
============================================================================================================
BUBSPUL1              BUOLSRPT              BUVALPHA              CCHSECNT              CCTRN022
============================================================================================================
BUCANRPT              BUOQLKTP              BUVCHDCP              CCHSEKEY              CCTRN023
============================================================================================================
BUCCDRFD              BUOQSBTP              BUVCSRCH              CCHSEMRG              CCTRN024
============================================================================================================
BUCCRPTS              BUORDFMT              BUVCTLF0              CCHSESEQ              CCTRN025
============================================================================================================
BUCHDM9               BUORDTRK              BUVEDREO              CCIDXMRG              CCTRN026
============================================================================================================

                            Schedule 1.21 - Page 1

CCTRN027              CCWOLOGX              CC849419              CMPWAX1               CPCGEOHS
============================================================================================================
CCTRN028              CCWOMERG              CC849428              CMPWCM1               CPCNVCMB
============================================================================================================
CCTRN029              CCWOMLOG              CC849460              CMPWCM2               CPCNVDRV
============================================================================================================
CCTRN030              CCWOMRG               CC851517              CMPWCM3               CPCNVRPT
============================================================================================================
CCTRN031              CCWOMST               CC866010              CMPWCM4               CPCNVSEL
============================================================================================================
CCTRN033              CCWOPULL              CC8720A               CMPWCM5               CPCNVSPT
============================================================================================================
CCTRN034              CCZIPACM              CC8721A               CMPWCM6               CPCSQMTC
============================================================================================================
CCTRN035              CC8107TJ              CC8722A               CMPWCM7               CPGEO100
============================================================================================================
CCTRN036              CC811860              CC8725A               CMPWCS1               CPHSEDRV
============================================================================================================
CCTRN038              CC82051B              CC879054              CMPWCS6               CPHSERPT
============================================================================================================
CCTRN039              CC820510              CC879056              CMPWCS7               CPMONRPT
============================================================================================================
CCTRN040              CC821011              CC879062              CMPWDO1               CPNMNPAS
============================================================================================================
CCTRN044              CC821015              CC879163              CMPWDO2               CPRPTSV
============================================================================================================
CCTRN045              CC821110              CC890710              CMPWDO3               CPSUBDRV
============================================================================================================
CCTRN046              CC821149              CC8970                CMPWDO4               CPSVEDIT
============================================================================================================
CCTRN047              CC822318              CC8970B               CMPWDO7               CPTRNMRG
============================================================================================================
CCTRN048              CC825502              CC8970C               CMPWDS1               CPUPREAD
============================================================================================================
CCTRN049              CC825560              CC8970D               CMPWDS2               CPVERGEO
============================================================================================================
CCTRN050              CC825590              CENTCAPS              CMPWIUB               CPWDMSBR
============================================================================================================
CCTRN051              CC831010              CITYSTAT              CMPWIUC               CPWODRV
============================================================================================================
CCTRN052              CC834531              CMMDACCT              CMPWIUD               CPWORPT
============================================================================================================
CCTRN053              CC837012              CMMDEDIT              CMPWIUE               CPWOSSRT
============================================================================================================
CCTRN054              CC837510              CMMDFT0               CMPWIUF               CPZIPBIL
============================================================================================================
CCTRN055              CC837513              CMONSUBY              CMPWIU1               CPZIPCAL
============================================================================================================
CCTRN056              CC837542              CMPCKR                CMPWIU2               CPZIPCNT
============================================================================================================
CCTRN057              CC837557              CMPCKRL               CMPWIU3               CPZIPFRM
============================================================================================================
CCTRN058              CC837564              CMPCLTM               CMPWIU4               CPZIPHSE
============================================================================================================
CCTRN059              CC838104              CMPDQV                CMPWIU5               CPZIPMCH
============================================================================================================
CCTRN060              CC838148              CMPFBA                CMPWIU6               CPZIPRPT
============================================================================================================
CCTRN061              CC838182              CMPFBS                CMPWOC1               CPZIPSUB
============================================================================================================
CCTRN062              CC838191              CMPFDS                CMPWOC6               CQUEHDLR
============================================================================================================
CCTRN063              CC838365              CMPFMI                CMPWRQ1               CSBINS01
============================================================================================================
CCTRN064              CC8402ZZ              CMPLGR                CMPWRQ2               CSGACLOP
============================================================================================================
CCTRN065              CC84021A              CMPLIN1               CMPWRQ3               CSGENDIT
============================================================================================================
CCTRN13A              CC840217              CMPSBY1               CMPWRQ4               CSGSCUPD
============================================================================================================
CCTRN14A              CC840218              CMPSFS                CMPWRS1               CS010
============================================================================================================
CCTRN16A              CC84062B              CMPSVCA               CMPWRS6               CTACCTRP
============================================================================================================
CCTRN20A              CC840624              CMPSVC1               CMPWTC1               CTACMHSE
============================================================================================================
CCTRN21A              CC840641              CMPSVC2               CMPWTC2               CTACSRAL
============================================================================================================
CCTRN21B              CC84401B              CMPSVC3               CMPWTC3               CTACSRCP
============================================================================================================
CCTRN27A              CC84401C              CMPSVC4               CMRCS0A0              CTACSRCT
============================================================================================================
CCTRN36A              CC84411B              CMPSVC5               CMTYCONT              CTACSREV
============================================================================================================
CCTRN40A              CC844110              CMPSVC6               CMZRALPH              CTACSREX
============================================================================================================
CCTRN44A              CC844711              CMPSVC7               CM99SO                CTACSRIO
============================================================================================================
CCTRN59A              CC845055              CMPSVC8               COBVLSR               CTACSRMG
============================================================================================================
CCTRN99S              CC849323              CMPSVC9               CPBCKBIL              CTACSRPT
============================================================================================================

                            Schedule 1.21 - Page 2

CTACSRSC              CTCAPCNV              CTCDGRPT              CTCFORCE              CTCLARSP
============================================================================================================
CTACSRSE              CTCAREXP              CTCDGUPD              CTCFRMNR              CTCLASCI
============================================================================================================
CTACTDMP              CTCARXPR              CTCDLCTL              CTCGEOEX              CTCLAULD
============================================================================================================
CTACTRPT              CTCATHBD              CTCDLUPD              CTCGNJCL              CTCLDGIO
============================================================================================================
CTACTUPD              CTCATHEX              CTCDMLBX              CTCHCONV              CTCLGEXT
============================================================================================================
CTADDBRK              CTCATHLD              CTCDMRPT              CTCHDM2               CTCLGLOD
============================================================================================================
CTADDMSP              CTCBCAAD              CTCDMUPD              CTCHDM4               CTCLOBRP
============================================================================================================
CTADDSRT              CTCBINTR              CTCDQRPT              CTCHDM9               CTCLOYTY
============================================================================================================
CTADJBCK              CTCBLCCU              CTCDSNAL              CTCHGRPT              CTCMCCRE
============================================================================================================
CTADJEXT              CTCBLCRP              CTCDTBEX              CTCHKREG              CTCMCCRP
============================================================================================================
CTADJRES              CTCBLCUP              CTCDWNFM              CTCHKREO              CTCMELFT
============================================================================================================
CTADJSTR              CTCBLDCU              CTCEBCRP              CTCHOUSE              CTCMIDDT
============================================================================================================
CTAFPREP              CTCBLDPR              CTCEESIN              CTCHOUST              CTCMPOAK
============================================================================================================
CTALMRGE              CTCBLDRP              CTCEESMG              CTCHRNRC              CTCMSPUL
============================================================================================================
CTAMRPTS              CTCBLDUP              CTCEESND              CTCHRNRT              CTCMSSRT
============================================================================================================
CTANIPUL              CTCBLDXR              CTCEESOT              CTCHSEDA              CTCMTDRP
============================================================================================================
CTAPKMNT              CTCCAFPM              CTCEESPT              CTCHSEDB              CTCMXSEQ
============================================================================================================
CTAPSPLT              CTCCARPT              CTCEESRT              CTCIBUPD              CTCNLCUP
============================================================================================================
CTASRCH1              CTCCCRPT              CTCENSTM              CTCICVCM              CTCNLUPD
============================================================================================================
CTASRCH2              CTCCDBIL              CTCEPDST              CTCICVRP              CTCNMGEN
============================================================================================================
CTAS2BLD              CTCCDCLN              CTCESBLD              CTCICVSP              CTCNQMAS
============================================================================================================
CTAS2RPT              CTCCDROM              CTCESCTL              CTCINCRP              CTCNQTAP
============================================================================================================
CTATCRPT              CTCCDRPT              CTCESEDT              CTCINSRT              CTCNRESP
============================================================================================================
CTATCSRT              CTCCFMTR              CTCESERP              CTCIRKB               CTCNTFRP
============================================================================================================
CTATC306              CTCCMCUP              CTCESNTC              CTCIRKLD              CTCNTFY
============================================================================================================
CTBACKER              CTCCMERG              CTCESNXG              CTCIRKT               CTCNTT2K
============================================================================================================
CTBANNRB              CTCCMISP              CTCESPRE              CTCIRKUP              CTCNTVTS
============================================================================================================
CTBANNRS              CTCCMRPT              CTCESPRT              CTCIRK1               CTCNVCID
============================================================================================================
CTBBLOAD              CTCCMTCH              CTCESRRP              CTCIRK10              CTCNVEFT
============================================================================================================
CTBCKRSP              CTCCMUPD              CTCESSGA              CTCIRK11              CTCNVEXT
============================================================================================================
CTBEIQIO              CTCCNXFL              CTCESTAC              CTCIRK12              CTCNVTCC
============================================================================================================
CTBHSEIO              CTCCOLIN              CTCESTAD              CTCIRK3               CTCNVTR2
============================================================================================================
CTBILLIO              CTCCOLSP              CTCESUPD              CTCIRK4               CTCOCCUP
============================================================================================================
CTBILLUP              CTCCOLTO              CTCETRPT              CTCIRK5               CTCOCRPT
============================================================================================================
CTBLGORD              CTCCPGRP              CTCETXRF              CTCIRK6               CTCOCUPD
============================================================================================================
CTBLKSRT              CTCCPMT               CTCEVSRP              CTCIRK7               CTCOLPUT
============================================================================================================
CTBNKCMP              CTCCPSND              CTCEVSUP              CTCIRK8               CTCOLRFS
============================================================================================================
CTBNKPUL              CTCCRPTS              CTCEVTAD              CTCIRK9               CTCOLRPT
============================================================================================================
CTBRDRPT              CTCCTFN               CTCEVTCK              CTCIRREJ              CTCOLUPD
============================================================================================================
CTBRDUPD              CTCCTFNA              CTCEVTLD              CTCITMEM              CTCOMSLT
============================================================================================================
CTBSPUL1              CTCCVRPT              CTCEXRPT              CTCIXLOD              CTCONREJ
============================================================================================================
CTBTPRPT              CTCCYCAL              CTCEXTBB              CTCKFTCH              CTCONVPL
============================================================================================================
CTBULKBL              CTCCYCCD              CTCEXTMC              CTCKRDEC              CTCOPCUP
============================================================================================================
CTCADJXF              CTCCYCPR              CTCEXTRS              CTCKRSEL              CTCOPRPT
============================================================================================================
CTCALFLD              CTCCYCWS              CTCEXWAM              CTCLABEL              CTCOPUPD
============================================================================================================
CTCALLZP              CTCDEDIT              CTCFINIO              CTCLAGNT              CTCOQARI
============================================================================================================

                            Schedule 1.21 - Page 3

CTCOQBIL              CTCRPTSP              CTCSUBHW              CTCUMADJ              CTDLCUP
============================================================================================================
CTCOQMAS              CTCRSRPT              CTCSUBIF              CTCUSBLD              CTDLEVNT
============================================================================================================
CTCOQTAP              CTCRTPRM              CTCSUBRS              CTCUSCUP              CTDLYACM
============================================================================================================
CTCORDFB              CTCRYTOT              CTCSVCBL              CTCUSGIN              CTDLYACT
============================================================================================================
CTCORDRS              CTCSCHEX              CTCSVCDS              CTCUSLOD              CTDLYRPT
============================================================================================================
CTCOTCUP              CTCSDCUP              CTCSVCFB              CTCUSNUP              CTDLYSEC
============================================================================================================
CTCOTGRP              CTCSDFMT              CTCSVCIO              CTCUSUPD              CTDLYSUM
============================================================================================================
CTCPACAD              CTCSDUPD              CTCSXUPD              CTCVBHSE              CTDMLCUP
============================================================================================================
CTCPCMUP              CTCSELTR              CTCTAXES              CTCVBMRG              CTDOCMNT
============================================================================================================
CTCPFNXT              CTCSFSPT              CTCTAXEX              CTCVPPD1              CTDPLSLS
============================================================================================================
CTCPIFUP              CTCSIRSP              CTCTCIDC              CTCVSCIO              CTDSABLD
============================================================================================================
CTCPK096              CTCSIRX1              CTCTCISC              CTCVSCUP              CTDSAEXT
============================================================================================================
CTCPLEVT              CTCSIRX2              CTCTDMCP              CTCVSLOD              CTDSCACT
============================================================================================================
CTCPMREX              CTCSIRX3              CTCTDPUL              CTCVSRPT              CTDSPBLD
============================================================================================================
CTCPM004              CTCSIRX4              CTCTDQRP              CTCVSUPD              CTDSPCUP
============================================================================================================
CTCPM006              CTCSIRX5              CTCTDSRT              CTCVTCON              CTDSPEXT
============================================================================================================
CTCPM008              CTCSPCC               CTCTEDRP              CTCVTEXT              CTDSPULL
============================================================================================================
CTCPM070              CTCSPDTE              CTCTELEX              CTCVTRCP              CTDTETME
============================================================================================================
CTCPPVAC              CTCSPEDT              CTCTELLG              CTCVTXSP              CTDWACCM
============================================================================================================
CTCPPVBL              CTCSPIRP              CTCTELSB              CTCVXREF              CTDWETEL
============================================================================================================
CTCPPVEX              CTCSPLIT              CTCTEMRP              CTCWIUPD              CTDWRPTS
============================================================================================================
CTCPPVFM              CTCSPMEL              CTCTFRMG              CTCWOMKT              CTDWUPDT
============================================================================================================
CTCPPVTP              CTCSPMRG              CTCTFRPT              CTCWOMRG              CTDYNALC
============================================================================================================
CTCPRATE              CTCSPRNT              CTCTFRUP              CTCWOPFM              CTEDTCON
============================================================================================================
CTCPROPR              CTCSPUHS              CTCTFRXR              CTCWOWSL              CTEECCUP
============================================================================================================
CTCPROTO              CTCSRLBX              CTCTIDID              CTCXRKUP              CTEECUPD
============================================================================================================
CTCPROWS              CTCSRPTA              CTCTKEXP              CTCYCAPR              CTEFTFMT
============================================================================================================
CTCPSTSP              CTCSRPTC              CTCTLCRD              CTCYCAWS              CTEFTRET
============================================================================================================
CTCPURCV              CTCSRPUL              CTCTLSPL              CTCYCCHG              CTEFTRPT
============================================================================================================
CTCPYADJ              CTCSRRPT              CTCTOLSP              CTCYCCNT              CTEFTSPT
============================================================================================================
CTCPYCRD              CTCSSCTL              CTCTPDSC              CTCYCID               CTEFTUPD
============================================================================================================
CTCPYFNL              CTCSSNAP              CTCTPFMT              CTCYCMRG              CTEPIEDT
============================================================================================================
CTCPYMST              CTCSSNFT              CTCTTMRP              CTCZIPCD              CTEPIRPT
============================================================================================================
CTCPYSTX              CTCSTBRP              CTCTTRRP              CTCZIPFX              CTEPIUPD
============================================================================================================
CTCQUENP              CTCSTMP4              CTCTTTRP              CTCZIPRP              CTESPOVR
============================================================================================================
CTCRCARD              CTCSTMTC              CTCTUGIN              CTCZIPRT              CTESPRPT
============================================================================================================
CTCRDNLD              CTCSTMTR              CTCTWCEX              CTCZIPUP              CTEVERRP
============================================================================================================
CTCRDRPT              CTCSTMT2              CTCTWHEX              CTCZPRPT              CTEVSRPT
============================================================================================================
CTCRDSEL              CTCSTMT3              CTCTWMEX              CTCZSCRP              CTEVSTAT
============================================================================================================
CTCRFDRV              CTCSTMT4              CTCTWOEX              CTC097SP              CTEVTCUP
============================================================================================================
CTCRMSCB              CTCSTMT5              CTCTWPEX              CTDALPHA              CTEVTEXT
============================================================================================================
CTCRMSDF              CTCSTMT6              CTCTXIFL              CTDATER               CTEVTIFQ
============================================================================================================
CTCRMSRP              CTCSTMT8              CTCTXIRP              CTDCCRPT              CTEVTORD
============================================================================================================
CTCRMSSX              CTCSTMT9              CTCTXRPT              CTDELCHK              CTEVTSHO
============================================================================================================
CTCRMSXT              CTCSTRPT              CTCT44RP              CTDELRPT              CTEVTUPD
============================================================================================================
CTCRPRNT              CTCSUBEX              CTCT45RP              CTDEPRPT              CTEVTZUL
============================================================================================================

                            Schedule 1.21 - Page 4

CTEXADST              CTGWPPV               CTLOGXFR              CTMRGEVT              CTOSTM4B
============================================================================================================
CTEXSTM5              CTHACCUP              CTLTREDT              CTMRGHST              CTOSVCBL
============================================================================================================
CTEXTOVR              CTHOTADR              CTLTRMEM              CTMRGLAU              CTOSVCDS
============================================================================================================
CTEXTRPT              CTHSECPY              CTLTRMRG              CTMRGRCV              CTOTAXES
============================================================================================================
CTFBCCNM              CTHSECUP              CTLTRPUL              CTMRGSEL              CTOWOPRT
============================================================================================================
CTFBCCRT              CTHSEPUL              CTLTRSPL              CTMRGSTM              CTOWPRT2
============================================================================================================
CTFBCCTN              CTHSESNK              CTLTRUPD              CTMSPJCL              CTPADJLD
============================================================================================================
CTFBCCUP              CTHSESPL              CTLUSER               CTMSPMRG              CTPARMRG
============================================================================================================
CTFCHAP1              CTHSEUPD              CTMAGBID              CTMS00                CTPARTOT
============================================================================================================
CTFCHKEY              CTHSRPTS              CTMAGDVR              CTMWR010              CTPASSWD
============================================================================================================
CTFCHLST              CTHSTBLD              CTMAGEXT              CTMW308               CTPAYXFR
============================================================================================================
CTFCHMCR              CTHSWOLG              CTMAGTAP              CTNA00                CTPCBLST
============================================================================================================
CTFDFBLD              CTHSWORJ              CTMAILOW              CTNBTRT               CTPCBSRT
============================================================================================================
CTFFLRPT              CTHWACCT              CTMALPHA              CTNKRPTS              CTPCCNTL
============================================================================================================
CTFICHAP              CTHWAUDT              CTMASADJ              CTNMSPLT              CTPCSPLT
============================================================================================================
CTFICHBL              CTHWOANL              CTMASBIL              CTNOMO                CTPC0010
============================================================================================================
CTFICHLB              CTHWOPUL              CTMATREV              CTOCMERR              CTPC0020
============================================================================================================
CTFILCOD              CTHWORPT              CTMATSUB              CTOCMPFB              CTPC0030
============================================================================================================
CTFILLOD              CTHWOSKY              CTMCADST              CTOCYCCD              CTPC0040
============================================================================================================
CTFILPUL              CTINSTAL              CTMCHGOF              CTODQVSP              CTPC0050
============================================================================================================
CTFINDTL              CTINVRPT              CTMCRZAP              CTOFBASP              CTPC0060
============================================================================================================
CTFINFTP              CTINV040              CTMC2RPT              CTOFBSSP              CTPC0070
============================================================================================================
CTFINRPT              CTINV050              CTMEMDLY              CTOFDSSP              CTPC0080
============================================================================================================
CTFINSIN              CTINV060              CTMEMMNY              CTOFMISP              CTPC0090
============================================================================================================
CTFINSUM              CTIRTMGT              CTMEMTWE              CTOLGINQ              CTPC0100
============================================================================================================
CTFINTAP              CTIRTPUL              CTMEMWKY              CTOLGRIO              CTPC0300
============================================================================================================
CTFIXADR              CTIRTRPT              CTMIDCON              CTONDMD1              CTPDINTR
============================================================================================================
CTFORMCH              CTIRUPDT              CTMIRRPT              CTONDMD2              CTPHNUM
============================================================================================================
CTFORMS               CTJERDIN              CTMNSPLT              CTONWOPL              CTPHOPTN
============================================================================================================
CTFRMMRG              CTJRDIIN              CTMONBLD              CTOPMTSP              CTPHOPUL
============================================================================================================
CTFRMSPT              CTKDELET              CTMONCHG              CTOPPRT               CTPHORPT
============================================================================================================
CTFTPJOB              CTKEXIT               CTMONEXT              CTOPRATE              CTPHPVPP
============================================================================================================
CTF0044B              CTKIBPSQ              CTMONLOD              CTOPSTAT              CTPHWRPT
============================================================================================================
CTF0048B              CTKIOTSQ              CTMONLTR              CTORCFMT              CTPHW050
============================================================================================================
CTF0062B              CTKPPURC              CTMONMRG              CTORCPRT              CTPHXREF
============================================================================================================
CTF0110B              CTKRESET              CTMONMTA              CTORDCUP              CTPINTR
============================================================================================================
CTF0162B              CTKSECUR              CTMONPUL              CTORDEXT              CTPIONIN
============================================================================================================
CTF0240B              CTKSOALF              CTMONRPT              CTORDHDR              CTPKGBDB
============================================================================================================
CTF6028B              CTLABFMT              CTMONXFR              CTORDTCI              CTPKZIPA
============================================================================================================
CTGENSTM              CTLABRMT              CTMRGACT              CTORDUPD              CTPMEDIA
============================================================================================================
CTGENST3              CTLBLOG               CTMRGASR              CTORWKND              CTPMTMGR
============================================================================================================
CTGETCYC              CTLBSPLT              CTMRGAS2              CTOSAPEX              CTPMTMRG
============================================================================================================
CTGLDSIN              CTLGSPLT              CTMRGCHK              CTOSAPPU              CTPMTRPT
============================================================================================================
CTGLUPDT              CTLINTR               CTMRGCTL              CTOSAPTS              CTPMTSPR
============================================================================================================
CTGNLDBD              CTLOADPC              CTMRGDQV              CTOSECTL              CTPMTSPT
============================================================================================================
CTGWCONV              CTLOADVS              CTMRGESU              CTOSTM4A              CTPMTSWS
============================================================================================================

                            Schedule 1.21 - Page 5

CTPNDADJ              CTRDFBLD              CTSADTIN              CTSPLESU              CTTAXSWS
============================================================================================================
CTPNDPST              CTRDFRPT              CTSAMMRG              CTSPLREP              CTTAX120
============================================================================================================
CTPNDUPD              CTREFCHK              CTSAOPIN              CTSPLSCN              CTTBLMIR
============================================================================================================
CTPRECAP              CTREFRMT              CTSATLIN              CTSPLTDT              CTTCAUDL
============================================================================================================
CTPRECSF              CTREFRPT              CTSATRPT              CTSPLTRC              CTTCIEXT
============================================================================================================
CTPRECVB              CTREFUND              CTSBCTVD              CTSRECAP              CTTCIREF
============================================================================================================
CTPREMRG              CTREVPUL              CTSBCVTD              CTSRPROG              CTTCIRPT
============================================================================================================
CTPRETEL              CTROLCHK              CTSBCVTM              CTSRVRDN              CTTCISUM
============================================================================================================
CTPRNTFL              CTROLDAT              CTSBCVTR              CTSRVRFM              CTTCRESL
============================================================================================================
CTPROMED              CTROYACT              CTSBCVTW              CTSTATR1              CTTC055
============================================================================================================
CTPROME1              CTROYADD              CTSBCVUM              CTSTATR4              CTTC060
============================================================================================================
CTPROME2              CTROYBLK              CTSBSCUP              CTSTCPRI              CTTC065
============================================================================================================
CTPRSTMA              CTROYCUM              CTSBSLOD              CTSTMAPL              CTTC070
============================================================================================================
CTPRSTMB              CTROYDSK              CTSCHPRT              CTSTMARP              CTTELPFX
============================================================================================================
CTPSAUD1              CTROYERP              CTSCHRPT              CTSTMAUD              CTTELSPT
============================================================================================================
CTPSAUD2              CTROYEXT              CTSCHUPD              CTSTMCMR              CTTELSRT
============================================================================================================
CTPSAUD3              CTROYFIN              CTSCKLOD              CTSTMINT              CTTELUSG
============================================================================================================
CTPS00                CTROYMON              CTSDLYAC              CTSTMP4A              CTTESPLT
============================================================================================================
CTPTNCUP              CTROYPUL              CTSELBIL              CTSTMP4B              CTTFRMCH
============================================================================================================
CTPTNUPD              CTROYRPT              CTSELBLD              CTSTMSPL              CTTHEFT1
============================================================================================================
CTPTPRNT              CTROYSRT              CTSELCIN              CTSTMT3S              CTTOTRPT
============================================================================================================
CTPTPROC              CTROYSUB              CTSELCRZ              CTSTMT4C              CTTWCNVP
============================================================================================================
CTPTRANS              CTRPFCHK              CTSELCR1              CTSTMUPD              CTTWCRPT
============================================================================================================
CTPULCON              CTRPSTMT              CTSELCR2              CTST00                CTTWHSEP
============================================================================================================
CTPULHSE              CTRPSUMS              CTSELCR3              CTSUBCAL              CTTWMONP
============================================================================================================
CTPULLST              CTRPTCCD              CTSELECT              CTSUBCHG              CTUCTEDT
============================================================================================================
CTPULLTC              CTRPTCPY              CTSELEVT              CTSUBCNT              CTUCTINP
============================================================================================================
CTPULLWO              CTRPTFMC              CTSELEXT              CTSUBCOM              CTUCTOUT
============================================================================================================
CTPULMON              CTRPTFRM              CTSELHWO              CTSUBCVT              CTUCTPRT
============================================================================================================
CTPULPLY              CTRPTPGM              CTSELLAB              CTSUBDRV              CTUCTSUB
============================================================================================================
CTPULREF              CTRPTRIP              CTSELNMN              CTSUBPMT              CTUCTTAX
============================================================================================================
CTPULSCX              CTRPTRPT              CTSELORD              CTSUBPUL              CTUDFAUD
============================================================================================================
CTPULSEL              CTRPTSPT              CTSELRPT              CTSUBRDW              CTUDFBLD
============================================================================================================
CTPULSLS              CTRPT1                CTSELSPC              CTSUBTAP              CTUDFEDT
============================================================================================================
CTPULSVC              CTRPT1A               CTSELSPT              CTSVBLPR              CTUDFMIR
============================================================================================================
CTPULWRK              CTRPT11A              CTSELSRT              CTSVBLWS              CTUDFONL
============================================================================================================
CTPUL302              CTRPT11B              CTSELTAP              CTSVCREC              CTUDFRPT
============================================================================================================
CTPURBLD              CTRPT13               CTSEQCUP              CTSVCRPT              CTUDFSRT
============================================================================================================
CTPURCON              CTRPT2                CTSEQUPD              CTSVCSRT              CTUDFSVC
============================================================================================================
CTPURPUL              CTRPT8                CTSEQXRF              CTSVCXCP              CTUDXFMT
============================================================================================================
CTPUSPLT              CTRP00                CTSETTLE              CTSVDRPT              CTUD1000
============================================================================================================
CTPXRBLD              CTRP3060              CTSETTL1              CTSVDSPR              CTUD1005
============================================================================================================
CTRCPPDM              CTRSBRPT              CTSLSFMT              CTSVDSWS              CTUD1010
============================================================================================================
CTRCPRNT              CTRYMEDA              CTSLSRPT              CTSW306               CTUD1020
============================================================================================================
CTRCPWSM              CTSACCUP              CTSNTRT               CTSYSUPD              CTUD1040
============================================================================================================
CTRCVLOD              CTSACUPD              CTSPDRPT              CTTAXSPR              CTUD1050
============================================================================================================

                            Schedule 1.21 - Page 6

CTUD1060              CTVARWAC              CTVCKDGT              CTVCSDMT              CTVDLUPD
============================================================================================================
CTUD2000              CTVASCCD              CTVCKFMT              CTVCSMX               CTVDLWRT
============================================================================================================
CTUD2500              CTVASCQI              CTVCLARK              CTVCSRCH              CTVDMLCK
============================================================================================================
CTUD2700              CTVASCRT              CTVCMFIO              CTVCSXIO              CTVDMLCP
============================================================================================================
CTUD3000              CTVASCSR              CTVCMLOG              CTVCSXRX              CTVDMLIO
============================================================================================================
CTUD4000              CTVASEBC              CTVCMPRS              CTVCS030              CTVDMLSC
============================================================================================================
CTUNEVTM              CTVASGEN              CTVCMUPD              CTVCTBLD              CTVDMUSC
============================================================================================================
CTUNORDM              CTVASPCT              CTVCNBLD              CTVCTLFN              CTVDSCED
============================================================================================================
CTUPCABL              CTVASRCH              CTVCNLED              CTVCTYSP              CTVDSCHG
============================================================================================================
CTUPDATE              CTVASUPD              CTVCNLIO              CTVCTYST              CTVDSPIO
============================================================================================================
CTUPDEND              CTVAS2IO              CTVCNVED              CTVCUSED              CTVDSPSU
============================================================================================================
CTUPRPTS              CTVAS2PR              CTVCNVIO              CTVCUSIO              CTVDSPTA
============================================================================================================
CTUPSUBR              CTVATHIO              CTVCODGN              CTVCUSNO              CTVDSPTT
============================================================================================================
CTVAASDS              CTVATOAT              CTVCOLNT              CTVCUSSC              CTVDSPWO
============================================================================================================
CTVAICA               CTVATPKG              CTVCOMIO              CTVCVCIA              CTVDTBLD
============================================================================================================
CTVAISCR              CTVAUTHI              CTVCPBUF              CTVCVCLD              CTVDTDSC
============================================================================================================
CTVAJDSP              CTVAUTHO              CTVCPCNV              CTVCVEDT              CTVDTMIO
============================================================================================================
CTVAJEDT              CTVBIO                CTVCPCUS              CTVCVEDT              CTVDTTMC
============================================================================================================
CTVAJENT              CTVBITCK              CTVCPCVE              CTVCVEIO              CTVDUDET
============================================================================================================
CTVAJSMP              CTVBLCED              CTVCPCVI              CTVCVEMI              CTVDUDS
============================================================================================================
CTVAJSRC              CTVBLCIO              CTVCPDSP              CTVCVEMO              CTVDYSEC
============================================================================================================
CTVAJSRR              CTVBLCIU              CTVCPDST              CTVCVEPR              CTVEDSEM
============================================================================================================
CTVAJUPD              CTVBLCRD              CTVCPHSE              CTVCVESC              CTVEDSPL
============================================================================================================
CTVALLOC              CTVBLDED              CTVCPMPR              CTVCVIMI              CTVEDTBL
============================================================================================================
CTVALPHA              CTVBLDIO              CTVCPORD              CTVCVIMO              CTVEDVAL
============================================================================================================
CTVANCTL              CTVBLDIU              CTVCPPVS              CTVCVIPV              CTVEECCP
============================================================================================================
CTVAND                CTVBLDRD              CTVCPPV2              CTVCVISC              CTVEECIO
============================================================================================================
CTVANEMI              CTVBLKDS              CTVCPQUE              CTVCVQUE              CTVEECSC
============================================================================================================
CTVANSDE              CTVBLKED              CTVCPSAC              CTVCVREJ              CTVEEFIO
============================================================================================================
CTVANSDM              CTVBLKIO              CTVCPSAM              CTVCVTR1              CTVEIQIO
============================================================================================================
CTVANSEM              CTVBRDIO              CTVCPSCD              CTVCVTR2              CTVENTER
============================================================================================================
CTVANTBL              CTVBREAK              CTVCPSCU              CTVCXSRC              CTVEPVIO
============================================================================================================
CTVANVEW              CTVBRNTR              CTVCPSDC              CTVDATE               CTVEQLOP
============================================================================================================
CTVAPMRG              CTVBSRCH              CTVCPSED              CTVDATEU              CTVEQTOT
============================================================================================================
CTVARDSU              CTVCAPCC              CTVCPSEQ              CTVDDUMP              CTVESLOD
============================================================================================================
CTVARFRM              CTVCCAIO              CTVCPSI2              CTVDGLIO              CTVESMIO
============================================================================================================
CTVARMPT              CTVCCIDS              CTVCPTBL              CTVDGLOG              CTVESPUL
============================================================================================================
CTVARMSG              CTVCDSPT              CTVCPUID              CTVDGLS1              CTVESPUR
============================================================================================================
CTVARSBS              CTVCDTBL              CTVCPUPL              CTVDGLS2              CTVEVCEA
============================================================================================================
CTVARSCH              CTVCHDCP              CTVCPXPA              CTVDGLS3              CTVEVENT
============================================================================================================
CTVARSCR              CTVCHECK              CTVCPXPL              CTVDGLS4              CTVEVERR
============================================================================================================
CTVARSEM              CTVCHKIO              CTVCPYBT              CTVDGTRL              CTVEVLFL
============================================================================================================
CTVARUCC              CTVCHNLD              CTVCPYIT              CTVDILFM              CTVEVREJ
============================================================================================================
CTVARUFB              CTVCHNLM              CTVCREEL              CTVDISP               CTVEVSDN
============================================================================================================
CTVARUOC              CTVCHOP               CTVCRYPT              CTVDLBLD              CTVEVSED
============================================================================================================
CTVARUPD              CTVCINIT              CTVCSDIO              CTVDLDFL              CTVEVSIO
============================================================================================================

                            Schedule 1.21 - Page 7

CTVEVSIU              CTVINCP               CTVLTRTO              CTVODCNV              CTVOUTJR
============================================================================================================
CTVEVSQU              CTVINDC               CTVLUAIO              CTVODCOL              CTVOUTJ0
============================================================================================================
CTVEVSUP              CTVINES               CTVL6CNV              CTVODCUS              CTVOUTJ1
============================================================================================================
CTVEVTED              CTVINFL               CTVMBLD               CTVODDTS              CTVOUTKP
============================================================================================================
CTVEVTIO              CTVINGC               CTVMCCQU              CTVODEDT              CTVOUTKS
============================================================================================================
CTVEVXIO              CTVINJD               CTVMCR                CTVODGET              CTVOUTLR
============================================================================================================
CTVEXRIQ              CTVINJR               CTVMEDIT              CTVODHSE              CTVOUTNV
============================================================================================================
CTVEXTRA              CTVINJ0               CTVMEMIO              CTVODKEY              CTVOUTOA
============================================================================================================
CTVFCTBL              CTVINJ1               CTVMEMO               CTVODMAR              CTVOUTPN
============================================================================================================
CTVFDTBL              CTVINKP               CTVMENU               CTVODMBR              CTVOUTPU
============================================================================================================
CTVFDTRD              CTVINLR               CTVMNAME              CTVODMEM              CTVOUTSA
============================================================================================================
CTVFIEDT              CTVINNV               CTVMONBH              CTVODMPY              CTVOUTSD
============================================================================================================
CTVFIFLD              CTVINOA               CTVMONCC              CTVODPRS              CTVOUTSL
============================================================================================================
CTVFIIO               CTVINPN               CTVMONDU              CTVODPXR              CTVOUTTD
============================================================================================================
CTVFILER              CTVINPU               CTVMONIO              CTVODREQ              CTVOUTTN
============================================================================================================
CTVFILLD              CTVINSA               CTVMONPL              CTVODRPC              CTVOUTTO
============================================================================================================
CTVFLDCM              CTVINSD               CTVMONPY              CTVODRPT              CTVOUTTR
============================================================================================================
CTVFLDFM              CTVINSL               CTVMONTL              CTVODSAC              CTVOUTTS
============================================================================================================
CTVFLESP              CTVINTD               CTVMONWO              CTVODSCU              CTVOUTVD
============================================================================================================
CTVFLOAT              CTVINTN               CTVMPRSC              CTVODSDC              CTVOUTZN
============================================================================================================
CTVFLOTP              CTVINTO               CTVMRDYT              CTVODSEL              CTVOUTZP
============================================================================================================
CTVFLQUE              CTVINTR               CTVMROTB              CTVODSEQ              CTVOUT2P
============================================================================================================
CTVFMSVC              CTVINVD               CTVMROTB              CTVODSUB              CTVPARSE
============================================================================================================
CTVFONKY              CTVINZN               CTVMSEND              CTVODTIO              CTVPCBDF
============================================================================================================
CTVGDSN               CTVINZP               CTVMSGIO              CTVODUPD              CTVPCFM
============================================================================================================
CTVGETCC              CTVIN2P               CTVMSGXF              CTVODVAL              CTVPCINP
============================================================================================================
CTVGETNO              CTVIPTPP              CTVNAMCD              CTVODWRK              CTVPCMED
============================================================================================================
CTVGJCL               CTVJOB                CTVNAMCM              CTVOKEDT              CTVPCMIO
============================================================================================================
CTVHBPGM              CTVJOBNO              CTVNAMES              CTVOPEDT              CTVPCMIU
============================================================================================================
CTVHRSCH              CTVJRCKD              CTVNAMLN              CTVOPEIO              CTVPCMQU
============================================================================================================
CTVHSCVT              CTVJSRCH              CTVNAMSC              CTVOPEIU              CTVPCMSG
============================================================================================================
CTVHSEDT              CTVKPCKD              CTVNAMSW              CTVOPUPD              CTVPCOUT
============================================================================================================
CTVHSEIO              CTVLABFM              CTVNMFM               CTVOQFMT              CTVPCUPL
============================================================================================================
CTVHSESC              CTVLDCTL              CTVNMNIO              CTVOQRAS              CTVPCXMT
============================================================================================================
CTVHSHBB              CTVLGPUL              CTVNQFMT              CTVOR                 CTVPDDCP
============================================================================================================
CTVHSHMU              CTVLIPED              CTVNQRAS              CTVORAMT              CTVPDDSC
============================================================================================================
CTVHSHSL              CTVLLBB4              CTVNTRY               CTVORDER              CTVPHENC
============================================================================================================
CTVHSHSU              CTVLMTIO              CTVOACED              CTVORSEM              CTVPIFKY
============================================================================================================
CTVHSHZL              CTVLOBPR              CTVOCEDT              CTVOTCIO              CTVPINHD
============================================================================================================
CTVHSNUM              CTVLRPUR              CTVOCIO               CTVOUTCP              CTVPMINQ
============================================================================================================
CTVHSQUE              CTVLSTRT              CTVOCKYT              CTVOUTDC              CTVPML
============================================================================================================
CTVHSTAG              CTVLTRDK              CTVOCLRS              CTVOUTDN              CTVPMTIO
============================================================================================================
CTVHSTIO              CTVLTRFM              CTVOCMTR              CTVOUTES              CTVPNCKD
============================================================================================================
CTVHSUPD              CTVLTRNM              CTVOCOIU              CTVOUTFL              CTVPNMSG
============================================================================================================
CTVHXCHR              CTVLTRPR              CTVOCRD               CTVOUTGC              CTVPNPUR
============================================================================================================
CTVIMGCK              CTVLTRTI              CTVODBLD              CTVOUTJD              CTVPNSFT
============================================================================================================

                            Schedule 1.21 - Page 8

CTVPNUPL              CTVRCVSP              CTVSELDS              CTVSSMIU              CTVTIMER
============================================================================================================
CTVPOINQ              CTVRECFM              CTVSELED              CTVSSMI2              CTVTNUPL
============================================================================================================
CTVPOLCP              CTVREGON              CTVSELFL              CTVSTAT7              CTVTRACK
============================================================================================================
CTVPPVAL              CTVRGNCK              CTVSELFM              CTVSTMBR              CTVTRMBR
============================================================================================================
CTVPPVMV              CTVRGNPK              CTVSELIO              CTVSTMCC              CTVTRNFR
============================================================================================================
CTVPROSP              CTVRGNTB              CTVSELIQ              CTVSTMCS              CTVTRUPL
============================================================================================================
CTVPSMIU              CTVRPTFM              CTVSELIT              CTVSTMCU              CTVTSRCH
============================================================================================================
CTVPSRCH              CTVRTPIO              CTVSELLB              CTVSTMDM              CTVTTFLX
============================================================================================================
CTVPTEXT              CTVSACED              CTVSELMH              CTVSTMDQ              CTVTTLGX
============================================================================================================
CTVPTWRT              CTVSACIN              CTVSELNM              CTVSTMDS              CTVTXIIO
============================================================================================================
CTVPULOG              CTVSACIO              CTVSELPC              CTVSTMED              CTVTXIPR
============================================================================================================
CTVPXRIO              CTVSACKD              CTVSELRP              CTVSTMIO              CTVTZCON
============================================================================================================
CTVPXRPL              CTVSACQU              CTVSELRQ              CTVSTMMC              CTVUDCFM
============================================================================================================
CTVPXRRX              CTVSACSC              CTVSELSC              CTVSTMML              CTVUDCP
============================================================================================================
CTVQASVC              CTVSAMIO              CTVSELTA              CTVSTMMM              CTVUDFIO
============================================================================================================
CTVQBKLG              CTVSAMSC              CTVSELTP              CTVSTMPA              CTVUDLT
============================================================================================================
CTVQCONV              CTVSATIO              CTVSELWO              CTVSTMSS              CTVUPSEL
============================================================================================================
CTVQCRDT              CTVSATSC              CTVSELXX              CTVSTMT               CTVUSGFM
============================================================================================================
CTVQDLSB              CTVSAXRF              CTVSEQCO              CTVSTMTR              CTVVDCKD
============================================================================================================
CTVQDLSP              CTVSBEDT              CTVSEQED              CTVSTM1               CTVVRBIO
============================================================================================================
CTVQEVDL              CTVSBED2              CTVSEQIO              CTVSTOTA              CTVVSMLD
============================================================================================================
CTVQEVNT              CTVSBQUE              CTVSEQQU              CTVSTOTR              CTVVSPUT
============================================================================================================
CTVQFBCC              CTVSBSBB              CTVSEQSC              CTVSUBBY              CTVWASPC
============================================================================================================
CTVQFBYR              CTVSBSCM              CTVSERVC              CTVSUBEQ              CTVWCADJ
============================================================================================================
CTVQINPT              CTVSBSVC              CTVSESCH              CTVSUBIO              CTVWMSPC
============================================================================================================
CTVQIUSP              CTVSBYTL              CTVSESSN              CTVSUBMT              CTVWOBLK
============================================================================================================
CTVQMCIC              CTVSCATG              CTVSFSSC              CTVSUBNO              CTVWOBRO
============================================================================================================
CTVQMEMO              CTVSCDSC              CTVSGNON              CTVSUBRQ              CTVWOCVT
============================================================================================================
CTVQNPAY              CTVSCEDT              CTVSHDLR              CTVSUBRX              CTVWODSP
============================================================================================================
CTVQNTRK              CTVSCHED              CTVSHFTL              CTVSUBSR              CTVWOEDT
============================================================================================================
CTVQPADJ              CTVSCHIO              CTVSHFTR              CTVSUBZ               CTVWOED2
============================================================================================================
CTVQPASS              CTVSCHIT              CTVSI2SC              CTVSUBZC              CTVWOED3
============================================================================================================
CTVQPMON              CTVSCICS              CTVSLCHR              CTVSVCDL              CTVWOHIS
============================================================================================================
CTVQPRNT              CTVSCIDX              CTVSLINT              CTVSVCED              CTVWOINP
============================================================================================================
CTVQPROC              CTVSCKED              CTVSLPRS              CTVSVCGT              CTVWOIO
============================================================================================================
CTVQPYMT              CTVSCKIO              CTVSLSRT              CTVSVCMT              CTVWOPFM
============================================================================================================
CTVQROUT              CTVSCKSC              CTVSLSVC              CTVSVSPL              CTVWOPRC
============================================================================================================
CTVQSIO               CTVSCNIO              CTVSMPIO              CTVTABLR              CTVWOPRR
============================================================================================================
CTVQSVCC              CTVSCRN               CTVSMPKY              CTVTABS               CTVWOQUE
============================================================================================================
CTVQTAPD              CTVSCSCU              CTVSOSMD              CTVTABS               CTVWOREJ
============================================================================================================
CTVQUEIO              CTVSCSSP              CTVSPADF              CTVTAPFM              CTVWOSCH
============================================================================================================
CTVQUESP              CTVSCUCM              CTVSPLIO              CTVTDRCV              CTVWOSCR
============================================================================================================
CTVQXFER              CTVSDTCP              CTVSQXIO              CTVTDUPL              CTVWOTA
============================================================================================================
CTVQXFRS              CTVSDTIO              CTVSRDFM              CTVTEDDY              CTVWOUPD
============================================================================================================
CTVRCMSG              CTVSECUR              CTVSRDWR              CTVTEST               CTVWOVAL
============================================================================================================
CTVRCVIO              CTVSEDSC              CTVSRQIO              CTVTHNDL              CTVWOWBB
============================================================================================================

                            Schedule 1.21 - Page 9

CTVWRKUP              CTWRKPCI              CXCLBFRM              CXTMPAS2              JTCCNXFL
============================================================================================================
CTVWRTLG              CTWRKRSP              CXCNTCNV              CXUCTEXT              JTCDEDIT
============================================================================================================
CTVWSCHS              CTWRKXFR              CXCNVEXT              CXVANCTL              JTCEINVC
============================================================================================================
CTVWSDMV              CTWRORPT              CXCNVFRM              CXWKOEXT              JTCEPACK
============================================================================================================
CTVXCIDS              CTWRTOFF              CXCNVUPK              CXWKOFRM              JTCFFRPT
============================================================================================================
CTVXLIST              CTXFRMST              CXCNVVAL              CXWKOSCK              JTCGDFRP
============================================================================================================
CTVXPAED              CTXPACUP              CXCOLEXT              CXWKOUPK              JTCMARLD
============================================================================================================
CTVXPAIO              CTXPAEVL              CXCUSEXT              CXWOHCPY              JTCMARUP
============================================================================================================
CTVXPAND              CTXPAEX1              CXCUSFRM              DBCCUSEX              JTCMBNUP
============================================================================================================
CTVXPASC              CTXPAEX2              CXDISCNV              DBPLAGST              JTCMBRLD
============================================================================================================
CTVXPLSC              CTXPALOD              CXDTEPAS              DBPLCUST              JTCMBRRP
============================================================================================================
CTVZASDU              CTXPAMON              CXDTPSSR              DBPLHSAC              JTCMBRUP
============================================================================================================
CTVZIPCV              CTXPAMRG              CXEVTEXT              DBPLHSEQ              JTCPAYFM
============================================================================================================
CTVZIPFX              CTXPAMRP              CXEVTFRM              DBPLSTNM              JTCRGRXP
============================================================================================================
CTVZIPIO              CTXPAPRG              CXEVTUPD              DBPULCUS              JTCRGSTR
============================================================================================================
CTVZIPRT              CTXPARPT              CXEVTUPK              DESCSQSH              JTCRIPFM
============================================================================================================
CTVZNCKD              CTXPASUM              CXEVTVAL              ESPINTR               JTCRIPOT
============================================================================================================
CTVZPCNV              CTXPAUPD              CXFINCNV              EZPRINT               JTCRIPRP
============================================================================================================
CTVZPINT              CTXPAUPD              CXFINEXT              FDCIKCP               JTCRPTDS
============================================================================================================
CTVZSEDT              CTXPCCMG              CXFINRTN              FDRAITCT              JTCRPTD1
============================================================================================================
CTVZVTAM              CTXSORT               CXFTPINP              FDRAITVX              JTCSYPXL
============================================================================================================
CTWAPULL              CTX100                CXHSEEXT              FDRALLOC              JTCTBPXL
============================================================================================================
CTWJOBLD              CTX110                CXHSEFRM              FDRCBCT0              JTCTRNFM
============================================================================================================
CTWOAUDT              CTX150                CXHSESCK              FDRCMCT0              JTCTUGBD
============================================================================================================
CTWOCUP               CTX203                CXHSEUPK              FDRCOMPR              JTCTUGMG
============================================================================================================
CTWODATE              CTX250                CXHSEVAL              FDRNULL               JTCXLAT2
============================================================================================================
CTWOHUPD              CTX300                CXMONEXT              FDRSORT               JTCXLAT5
============================================================================================================
CTWOLOAD              CTX350                CXORCCNV              FDRSPOOL              JTCXLCCS
============================================================================================================
CTWOPPDM              CTX350A               CXORDEXT              FDRTOCP               JTCXRFLD
============================================================================================================
CTWOPPD2              CTX360                CXPAJEXT              FDRTSP                JTCYCMRG
============================================================================================================
CTWOPRDR              CTX370                CXPCTEND              GETVOL                JTLGSPLT
============================================================================================================
CTWOPRFL              CTX380                CXPCTEOJ              GETVOLS               JTLTRHED
============================================================================================================
CTWOPRNT              CTX90200              CXROWCNT              G1CPC10               JTPAYEXT
============================================================================================================
CTWOPRPT              CTZIPBR9              CXRTYEXT              G1CPC20               JTPAYHST
============================================================================================================
CTWOPRSL              CTZIPCAL              CXSACEXT              HGVOUTJ1              JTPMTMGR
============================================================================================================
CTWOPRT1              CTZIPDEN              CXSBBFRM              HPFILPGM              JTPMTRPT
============================================================================================================
CTWOPRT2              CTZIPEXT              CXSCHEXT              HPRPTPGM              JTPMTSPR
============================================================================================================
CTWOPSEL              CTZNTHIN              CXSEQEXT              INDEX                 JTPMTSPT
============================================================================================================
CTWOPWSM              CT3060CH              CXSRTBLD              INDEX                 JTPMTSWS
============================================================================================================
CTWOPWS2              CT3060QT              CXSUBEXT              INFORPT2              JTPTRANS
============================================================================================================
CTWOREAD              CT3060RP              CXSUBSCK              INFOTES1              JTSTMCMR
============================================================================================================
CTWOSORT              CXADJEXT              CXSUBUPK              INFOTES2              JTVASGEN
============================================================================================================
CTWOUPD               CXBASECD              CXSUPER0              JTCAGGMG              JTVCTBLD
============================================================================================================
CTWOWRIT              CXBLDEXT              CXSUPER1              JTCAGGRP              JTVESLOG
============================================================================================================
CTWPULL4              CXBLKEXT              CXSVCEXT              JTCAGGTR              JTVFONKY
============================================================================================================
CTWRKLOB              CXCLBEXT              CXTMEPAS              JTCARCCS              JTVMARCP
============================================================================================================

                            Schedule 1.21 - Page 10

JTVMARED              OPRPRINT              TTATCTOT              TTDSPULL              TTPC0070
============================================================================================================
JTVMARIO              PDSPRINT              TTATC306              TTDSRRPT              TTPC0075
============================================================================================================
JTVMBRCP              PHONCODE              TTATNTRY              TTDUPETA              TTPC0080
============================================================================================================
JTVMBRED              PROCPRNT              TTBLDPAS              TTDWNCBL              TTPC0090
============================================================================================================
JTVMBRIO              PROCSCAN              TTBLECTL              TTEDTCI               TTPC0100
============================================================================================================
JTVMBRNO              RNSELEXT              TTBLKPAS              TTESIDIN              TTPC0300
============================================================================================================
JTVMBXIO              RPTCOPYS              TTBLKREC              TTESSCIN              TTPHSPL1
============================================================================================================
JTVMPHCP              RPTCOPYX              TTBRISFR              TTEVTPAS              TTPHWRPT
============================================================================================================
JTVMPYCP              RRMATCHR              TTBTPRPT              TTEXSTMR              TTPLMTCH
============================================================================================================
JTVMSRCH              RRPULLER              TTCACBIN              TTFINPAS              TTPSASFM
============================================================================================================
JTVNAMCD              RSETVSAM              TTCACBRF              TTFRMTYP              TTPTEDIT
============================================================================================================
JTVNAMLN              SAPAMPSC              TTCACBTO              TTGCBOT               TTPTPRNT
============================================================================================================
JTVNAMSC              SAPSAPEN              TTCCPCAP              TTGEOEXT              TTPTPROC
============================================================================================================
JTVPCFIO              SAPSAPPS              TTCDEDIT              TTGLTPAS              TTPTRPTS
============================================================================================================
JTVPYHIO              SAPSAPRT              TTCESACT              TTGSCMT               TTPULEVT
============================================================================================================
JTVSCNIO              SAPSAPRU              TTCESAEC              TTGSCTMR              TTPULRTM
============================================================================================================
KMVOUTVN              SAPSAPSD              TTCESGRF              TTGWCONV              TTPULSEL
============================================================================================================
LESTER                SAPSAPSN              TTCESMOD              TTGWCRBU              TTPULSUB
============================================================================================================
LTRSNAME              SAPSAPST              TTCESMOW              TTGWPPV               TTPUL308
============================================================================================================
MABADATE              SAPSAPSU              TTCESPLY              TTGWSUBS              TTPURPUL
============================================================================================================
MC2PINTR              SAPSAPUT              TTCESPRM              TTHSECPY              TTROPID
============================================================================================================
MRCHREAD              SCANMOD               TTCESREQ              TTHSEPAS              TTROYPUL
============================================================================================================
MSBILLUP              SCANMOD               TTCESVWC              TTHSESTP              TTRPTCI
============================================================================================================
MSCLNYPT              SETSSI                TTCEXATC              TTHSEUPD              TTRPT6
============================================================================================================
MSCLNYRP              SISMERGE              TTCLBUPD              TTIRUPDT              TTRTYPAS
============================================================================================================
MSCSFINT              SISTOTAL              TTCNREXT              TTKSETRN              TTSACF
============================================================================================================
MSDIRINT              SPLPRGE2              TTCNTUPD              TTKSOACT              TTSAXSUB
============================================================================================================
MSEDTRPT              SQEZALFA              TTCNVPAS              TTLABELS              TTSBCVDM
============================================================================================================
MSEDTRSL              STLOOKUP              TTCNVUPD              TTLABFMT              TTSBCVDT
============================================================================================================
MSESPRPT              TCASEBCD              TTCONVPL              TTLABRMT              TTSCHADT
============================================================================================================
MSMS00                TCDLRCPR              TTCRSYNC              TTMDOBIL              TTSCHBLD
============================================================================================================
MSNA00                TCDLRRPT              TTCSELTR              TTMDOEDT              TTSCOBAL
============================================================================================================
MSPDINTR              TCDLRRP1              TTCSOXLT              TTMDOSTR              TTSCOTRM
============================================================================================================
MSPREDIR              TCSHOEXT              TTCSPREX              TTMONEXT              TTSELCI
============================================================================================================
MSPRERSL              TCSHOVIA              TTCSWEEP              TTOCKRSP              TTSETTL1
============================================================================================================
MSPSTNET              TCSHOWAT              TTCTAMDA              TTORDPAS              TTSICTL
============================================================================================================
MSPS00                TEST                  TTCTAMDB              TTPAJPAS              TTSPAEXT
============================================================================================================
MSRESRPT              TSG@@WTR              TTCTKRHS              TTPARMRG              TTSRPROG
============================================================================================================
MSRPSTMT              TTACTNO1              TTCTKRPV              TTPARTOT              TTSSART
============================================================================================================
MSRPSUMS              TTACTNO2              TTCTKRSE              TTPASSWD              TTSSECUR
============================================================================================================
MSRP00                TTADDBRK              TTCVTXDT              TTPAYXFR              TTSTDATA
============================================================================================================
MSST00                TTADJPAS              TTCYCUPD              TTPC0010              TTSUBDMP
============================================================================================================
MSSYSPRN              TTAMWMON              TTDB2EXT              TTPC0030              TTSUBPAS
============================================================================================================
MSZIPCOD              TTAMWTAX              TTDISRPT              TTPC0040              TTSUBSEL
============================================================================================================
NAMSWTCH              TTATCMRG              TTDLEVNT              TTPC0050              TTSUBSTP
============================================================================================================
NEWFILE               TTATCPAS              TTDLQEXT              TTPC0060              TTSUBTAP
============================================================================================================

                            Schedule 1.21 - Page 11

TTSUBYTD              TVIDXXFR              VTS300I               VXATHFMT              VXCSTMT5
============================================================================================================
TTSVCPAS              TVRESTOR              VTS300K               VXATHSPS              VXCSTMT8
============================================================================================================
TTSW306               TVSNTRT               VTS300L               VXATHUSA              VXCYCRPT
============================================================================================================
TTTAX110              TVUPSUBR              VTS300M               VXATRANS              VXDALPHA
============================================================================================================
TTTBCPAS              TVVASGEN              VTS300O               VXBACUP               VXDATER
============================================================================================================
TTTELSUB              TVVCPTBL              VTS300P               VXBCHMON              VXDBPRTR
============================================================================================================
TTTEVENT              TVVMONCC              VTS301                VXBCHPRT              VXDELQIO
============================================================================================================
TTTHEFT1              TVVOUTDC              VTS310MN              VXBILDAT              VXDNRBLD
============================================================================================================
TTTHEFT2              TVVWOIO               VTS320MN              VXBILLIO              VXDONBLD
============================================================================================================
TTTNVPAS              TVVZPINT              VTS600                VXBILLUP              VXDSCACT
============================================================================================================
TTTOTRPT              UPDTDATE              VTS610                VXBILRPT              VXEDSPLT
============================================================================================================
TTTRNLST              UPMS00                VTS620                VXBLDSLS              VXEDTRPT
============================================================================================================
TTTRN045              UPNA00                VTS630                VXBSPUL1              VXEFTCNG
============================================================================================================
TTTRN046              UPPS00                VTS635                VXCANRPT              VXEFTMTH
============================================================================================================
TTTWHPS1              UPRPSTMT              VTS640                VXCBORFD              VXEFTPAY
============================================================================================================
TTTWHPS2              UPRPSUMS              VTS650                VXCCDRFD              VXEFTTRN
============================================================================================================
TTUNSUBM              UPRP00                VTS660                VXCCDUPS              VXEPMAST
============================================================================================================
TTUPREAD              UPST00                VTS670                VXCCRPTS              VXEXPCON
============================================================================================================
TTVCNVWS              VCOMPRES              VTS680                VXCCXREF              VXEXPGRA
============================================================================================================
TTVDATER              VGEO005               VT300MS               VXCHBRPT              VXEXPPUL
============================================================================================================
TTVINOS               VGEO010               VT301MS               VXCHBRPT              VXEXTUPD
============================================================================================================
TTVINRC               VGEO025               VT302MS               VXCHDM2               VXFDPRM
============================================================================================================
TTVINUW               VGEO040               VT303MS               VXCHDM4               VXFICHE
============================================================================================================
TTVINZV               VGEO050               VT304MS               VXCHDM9               VXFILBLD
============================================================================================================
TTVINZ7               VGEO100               VT305MS               VXCHKREO              VXFILCOD
============================================================================================================
TTVOUTOS              VSAMLOAD              VT306MS               VXCHKRFD              VXFILLOD
============================================================================================================
TTVOUTRC              VSAMPUT               VT307MS               VXCHPROM              VXFILPUL
============================================================================================================
TTVOUTUW              VSCMACCT              VT308MS               VXCHRACT              VXFINDTL
============================================================================================================
TTVOUTZV              VSCMEDIT              VXACCRPD              VXCHRGBK              VXFINRPT
============================================================================================================
TTVOUTZ7              VSCMIC                VXACCRPW              VXCNTRY               VXFUFLPL
============================================================================================================
TTVOVRID              VSCMRNDX              VXACTDMP              VXCOFMNT              VXFUFNJE
============================================================================================================
TTVRBRIO              VSCMRTR               VXACTNO1              VXCPM004              VXFUTDCN
============================================================================================================
TTVRENUM              VTS100                VXACTSTA              VXCPM006              VXGENVES
============================================================================================================
TTVSECRU              VTS101                VXACTUPD              VXCPM008              VXGLUPDT
============================================================================================================
TTVVWLST              VTS105                VXADITAP              VXCPM014              VXGNLDBD
============================================================================================================
TTVZIPFX              VTS110                VXADJFMT              VXCPM016              VXHDREDT
============================================================================================================
TTVZIPRT              VTS110C               VXADJRES              VXCPM018              VXHDRED2
============================================================================================================
TTWKOPAS              VTS120                VXADKEY               VXCRDRPT              VXHDRED3
============================================================================================================
TTWKOUPD              VTS120N               VXADMDIS              VXCRTAMT              VXHLDFLG
============================================================================================================
TTWOPRPT              VTS200                VXALMRGE              VXCSRPUL              VXHLDRPT
============================================================================================================
TTZIPDEN              VTS250                VXALMTCH              VXCSRRPT              VXHRDSUB
============================================================================================================
TTZIPEXT              VTS250N               VXAMREPT              VXCSTMTR              VXHSTUPD
============================================================================================================
TVBACUP               VTS300                VXAPDECL              VXCSTMT1              VXINSTAT
============================================================================================================
TVFREAD               VTS300C               VXASACTV              VXCSTMT2              VXINTFCE
============================================================================================================
TVFREAD2              VTS300E               VXATHAMX              VXCSTMT3              VXINTLAD
============================================================================================================
TVFWRIT               VTS300G               VXATHDEC              VXCSTMT4              VXIPTPOP
============================================================================================================

                            Schedule 1.21 - Page 12

VXITEMIO              VXOQCCTP              VXPRMSND              VXSIPERR              VXTS301
============================================================================================================
VXKEXIT               VXOQLKTP              VXPRMSN1              VXSIPSHT              VXTS600
============================================================================================================
VXKIOTSQ              VXOQPRTP              VXPROCUM              VXSISMER              VXTS610
============================================================================================================
VXKSECUR              VXOQSBTP              VXPROMER              VXSISTOT              VXTS620
============================================================================================================
VXLEDGIO              VXOQSTTP              VXPROMO               VXSLSRPT              VXTS630
============================================================================================================
VXLTREDT              VXORDFMT              VXPROMTB              VXSNTRT               VXTS635
============================================================================================================
VXLTRMRG              VXORDRPT              VXPROPUL              VXSRECAP              VXTS640
============================================================================================================
VXLTRPUL              VXORDTRK              VXPROSMD              VXSSEDIT              VXTS650
============================================================================================================
VXLTRUPD              VXOREJER              VXPROSMM              VXSTAPRO              VXTS660
============================================================================================================
VXLUSER               VXOSKLTN              VXPROSMW              VXSTATR1              VXTS670
============================================================================================================
VXMALPHA              VXOSKLTP              VXPRSMRT              VXSTDLTS              VXTTXINP
============================================================================================================
VXMATCH               VXOSTXAD              VXPRSTMA              VXSTMEDT              VXTXDLTS
============================================================================================================
VXMATSUB              VXOSTXED              VXPTRANS              VXSTMP4A              VXUDFAUD
============================================================================================================
VXMEMO                VXOSTXIO              VXPULCON              VXSTMSRT              VXUDFBLD
============================================================================================================
VXMEMPUL              VXOSTXIQ              VXPULMON              VXSTMT4A              VXUDFEDT
============================================================================================================
VXMEMUPD              VXOSTXTP              VXPULPEN              VXSUBPUL              VXUDFFE
============================================================================================================
VXMMBRED              VXOSTXUP              VXPULREF              VXSVCIO               VXUPDATE
============================================================================================================
VXMMBRUP              VXOV0MS               VXPULSCX              VXSVCMST              VXUPSUBR
============================================================================================================
VXMM012               VXOV1MS               VXPUL302              VXSVCPUL              VXUSATRN
============================================================================================================
VXMM020               VXOV2MS               VXQTYRPT              VXSVCSND              VXUSGRPT
============================================================================================================
VXMONBLD              VXOV3MS               VXREFRPT              VXSVCXCP              VXUSGSND
============================================================================================================
VXMONLTR              VXOV4MS               VXREJPUL              VXSW306               VXUSXREF
============================================================================================================
VXMONMTA              VXOV5MS               VXRESTOR              VXTAXXCP              VXVAJEDT
============================================================================================================
VXMONPUL              VXOV6MS               VXRNLSPT              VXTAX100              VXVAJENT
============================================================================================================
VXMRGSVC              VXOV7MS               VXROMRPT              VXTAX105              VXVALPHA
============================================================================================================
VXNKRPTS              VXOV8MS               VXROYADD              VXTAX110              VXVANEDT
============================================================================================================
VXNMMEMO              VXO300C               VXROYCUM              VXTAX120              VXVASGEN
============================================================================================================
VXNMONBT              VXO300E               VXROYFIN              VXTAX260              VXVBSDSP
============================================================================================================
VXNMONPL              VXO300G               VXROYRPT              VXTAX300              VXVBUILD
============================================================================================================
VXNOMO                VXO300I               VXROYSRT              VXTBLPRO              VXVCHDCP
============================================================================================================
VXNRFRPT              VXO300K               VXROYSUB              VXTBLRNW              VXVCKDGT
============================================================================================================
VXOCUSIO              VXO300L               VXRPTCPY              VXTBLSVC              VXVCRYPT
============================================================================================================
VXOCUSTP              VXO300M               VXRPTPRT              VXTELEDT              VXVCSRCH
============================================================================================================
VXOFFTRN              VXO300O               VXRPTSND              VXTELINP              VXVCTLF0
============================================================================================================
VXOINSTP              VXO300P               VXRPT1                VXTHLCPY              VXVCTYST
============================================================================================================
VXOLSRPT              VXPACKIO              VXRPT11A              VXTMEDIT              VXVDUFRP
============================================================================================================
VXOMEMAD              VXPASSWD              VXRPT11B              VXTMPRG               VXVDUPLX
============================================================================================================
VXOMEMCH              VXPCTYPE              VXRPT13               VXTOTSIO              VXVEDREO
============================================================================================================
VXOMEMIO              VXPHXREF              VXRPT2                VXTPFMTR              VXVEDSPL
============================================================================================================
VXOMEMTP              VXPRDISC              VXRPT2A               VXTRINPL              VXVEDTBL
============================================================================================================
VXOOLPTP              VXPRECAP              VXRPT2B               VXTSTDTR              VXVENROL
============================================================================================================
VXOOLSDR              VXPREDIT              VXRPT8                VXTS100               VXVENTER
============================================================================================================
VXOOLSER              VXPREDON              VXSCREPT              VXTS101               VXVESLOD
============================================================================================================
VXOOLSTP              VXPREMRG              VXSEQBIL              VXTS105               VXVFONKY
============================================================================================================
VXOPPRT               VXPRENJE              VXSEQNUM              VXTS110               VXVFREAD
============================================================================================================
VXOPSTAT              VXPREPAS              VXSETDAY              VXTS120               VXVFWRIT
============================================================================================================

                            Schedule 1.21 - Page 13

VXVGETNO              VXZIPCAL              XXTSTDTR
================================================================
VXVIPTPP              VXZIPDEN              XXUDFEDT
================================================================
VXVLETTR              VXZIPEXT              XXVAIP
================================================================
VXVLNGTH              VXZIPSPA              XXVAUTHI
================================================================
VXVLTRDK              VXZIPSYN              XXVAUTHO
================================================================
VXVLTRFM              VX287MEM              XXVBLKDS
================================================================
VXVLTRNM              VX287PAS              XXVFLECT
================================================================
VXVLTRPR              VX287RPT              XXVMEMIO
================================================================
VXVLTRTI              VX288CCD              XXVMEMO
================================================================
VXVLTRTO              VX288RPT              XXVSMSCM
================================================================
VXVMGHND              WBCOMMON              XXVSVCTX
================================================================
VXVMONBH              WBLATETO              XXVXBSCM
================================================================
VXVMONDS              WBSDMNME              XXVXISCM
================================================================
VXVMONIO              WCFRMMRG              XXVXUEDT
================================================================
VXVMONPY              WMBMONTH              XXVXUSCM
================================================================
VXVMONTL              WTOR                  ZIPBARCD
================================================================
VXVNAMES              XREFPULR
==========================================
VXVNAMEV              XVALMTCH
==========================================
VXVNMNIO              XXATHORD
==========================================
VXVNOMON              XXBITMAP
==========================================
VXVOLSND              XXCSTMT6
==========================================
VXVPHCKD              XXCSTMT7
==========================================
VXVPRMDS              XXCSTMT8
==========================================
VXVPROIO              XXDATER
==========================================
VXVPSRCH              XXDONRBL
==========================================
VXVRCMSG              XXEPSINS
==========================================
VXVREOIO              XXFORMS
==========================================
VXVSAVVY              XXMRCHCD
==========================================
VXVSBSCM              XXMRCHTB
==========================================
VXVSCHIT              XXOTPXAD
==========================================
VXVSPTAB              XXOTPXDL
==========================================
VXVSPZDS              XXOTPXED
==========================================
VXVSPZIO              XXOTPXIO
==========================================
VXVSTMIO              XXOTPXIP
==========================================
VXVSTMT               XXOTPXIT
==========================================
VXVSTXIO              XXOTPXTP
==========================================
VXVSUBIO              XXOTPXUP
==========================================
VXVSYSDF              XXPRODUP
==========================================
VXVTIMER              XXPRONEG
==========================================
VXVTPREO              XXPROSPL
==========================================
VXVTSRCH              XXROYSUB
==========================================
VXVTUFIO              XXSCATCH
==========================================
VXWPULL1              XXSIPFRM
==========================================
VXWPULL3              XXSSPULL
==========================================
VXZIPADI              XXSSREPT
==========================================
VXZIPBR9              XXTBLSVC
==========================================

                            Schedule 1.21 - Page 14

                                 SCHEDULE 1.25


                 FDT SERVICES AND FDT CURRENT SERVICE CHARGES

     I. FDT Services:

     Account Management:

     The FDT account management team is the primary point of contact between CSG and FDT providing coordination, direction and assistance for problem management related to all FDT Data Center activities regarding problems and changes that impact CSG's system performance. Account management participates in ongoing discussion and project management efforts to ensure that all FDT activities are in accordance with CSG's business objectives.

     Automation Analyst:

     Automation analysts review manual computer operation procedures for possible automation using operator automation tools, primarily Computer Associate's Automate software. Automated procedures are developed to improve operator manual errors, batch cycle and transmission completion times to meet all agreed Performance Criteria. This group is the primary point of contact for problem determination and resolution regarding automated procedures.

     Capacity Planning:

     FDT's capacity planning department monitors current system resource capacity used based on projections provided by CSG for forecasting system resource utilization. The forecasts are presented to CSG as recommendations in capacity plans for CPU, DASD, TAPE indicating trends and possible estimates of how system resources and their use may change.

     Technical Services:

     Technical Services supports the System Software, CICS and OEM software (excluding the FDT Software) required by CSG to run its applications.

     DASD:

     The DASD group for FDT continually monitors DASD file placement and availability and provides first level support for all DASD related problems. This group also reviews system storage growth estimates for overall growth and special projects provided by FDT customer business units and the FDT Capacity group.

     Data Network Services:

     Data Network Services encompasses all components related to the physical equipment used for telecommunications, including, telephone company circuit orders, dial backup testing, performance of circuit outage, dial backup and telephone company escalation for telecommunications related problems and installation and design of new telecommunications equipment and network configurations. Data Network Services provides 24x7 second level support for all network problems and works continually with the Network software group to obtain the optimal level of circuit loading and network capacity for the FDT Data Center.


                            Schedule 1.25 - Page 1

     Disaster Recovery:

     Disaster Recovery develops and maintains plans for FDT Data Center recovery. The plans which identify all procedures and resources necessary for recovery are tested with the coordination and cooperation of CSG.

     Hardware and Facilities:

     The FDT hardware area coordinates installation, upgrades and maintenance for all physical hardware and related critical environmental support facilities (power, water coolers, air handlers, etc.) used by FDT. This area plans and coordinates all vendor required upgrades and preventative maintenance to help ensure that equipment functions in accordance with current Performance Criteria.

     Help Desk:

     The Help Desk (commonly known as the "CSC" -- Customer Support Center) at FDT provides the first point of contact for FDT internal, CSG and CSG customer calls for all system and network related problems. The CSC performs first level problem determination notifying additional technical support as needed.

     The CSC will provide 24x7 coverage for calls relating to the FDT Data Center and receive those related calls from CSG's internal support center. This service shall be provided as an Additional Service, provided that the parties reach agreement regarding the provision of the same.

     Data Security:

     FDT Data Security team maintains access rules for files, system resource and user id's. In addition, Data Security performs the above functions for other related OEM software requiring internal product security administration.

     Standards:

     FDT Data Center standards are supported by the FDT Quality Services area and include revisions to established standards and the preparation of proposals relating to those standards for periodic review by the FDT Standards Committee, which committee includes CSG personnel. The approved standards are then published by Quality Services for online viewing.

     Change Management:

     Change Management is supported by the Quality Services area and includes a review of all changes for the FDT Data Center. This review is performed to identify conflicts with other changes, missing required information needed for changes, and scheduling/approvals for those changes. Reports listing changes by day and week are published by the Change Management group and are reviewed during regular meetings internally and with CSG to ensure that system changes meet both FDT's and CSG's business needs.

     Infoman Standard Support Processes:

     FDT Quality Services supports administrative Infoman functions relating to the FDT standard problem and change screens and reports.


                            Schedule 1.25 - Page 2

     Mainframe Console Operations:

     Operations is responsible for monitoring all Systems Software and the Platform to help ensure continued service to CSG. Operations tracks CSG batch cycle and online processes and reports any Performance Criteria or key indicator impact to appropriate FDT and CSG management personnel. Operations also assists in coordinating the implementation of all approved system changes.

     Media Services:

     FDT Media Services processes, distributes and mails all output generated by CSG's applications to CSG, CSG customers and associated vendors. Media forms currently produced are microfiche, magnetic tapes and personal computer diskettes.

     Network Software:

     The Network Software (VTAM) group installs, maintains and monitors all network software components necessary to support host mainframe data communications as well as specialized hardware components. This group provides support to CSG and its customers for data file transfer, including RJE, NDM, PC download, and IP data transfer methods. This group also provides network capacity plans indicating trends based on projections provided by CSG for forecasting resource utilization.

     Performance:

     FDT Performance monitors and identifies trends, changes and bottlenecks in system workload. The performance area recommends and implements system tuning changes based on identified variances in system performance and workload.

     Problem Management:

     Problem management provides resolution and follow-up assistance relating to FDT related problems. Daily and monthly reporting is provided by problem management for tracking by the Parties.

     Tape Operations:

     Tape operations mounts and re-files tapes for all external tape drives and re-files tapes ejected from tape silos. Tape operations also performs physical maintenance related to tape media, including new tape initialization, tape cleaning, replacement of broken or damaged tapes. Tape operations also resolves tape drive and silo problems.

     II.  FDT Service Charges:

          1. Monthly Service Fees. The fees for FDT Services shall be determined as set forth below.

          2. Pass-Through Expenses. The costs associated with Data Lines, Postage, Special Projects and Unshared Software are paid by FDT as payment agent for CSG, subject to Section II.3 of this Schedule 1.25. If the Parties agree that any other particular expense is to be paid directly by CSG, FDT will promptly provide CSG with a copy of the third party invoice for such expense. If the Parties agree that FDT shall act as a payment agent for CSG for any other particular expense, FDT shall pay any third party charges comprising such expense, subject to Section II.3 of this Schedule 1.25.


                            Schedule 1.25 - Page 3

     3. Reimbursable Expenses. In addition to any other payments specified in this Services Agreement and to the extent not provided for in this Schedule 1.25, CSG will pay, or reimburse FDT for, all reasonable out-of-pocket costs and expenses incurred by FDT in connection with: (a) travel specifically requested by CSG; (b) any CSG-requested document production; (c) specially CSG-requested courier deliveries; (d) CSG-required preprinted and stock forms; (e) general supplies; (f) third party charges for programming, training, seminars and similar consulting; (g) overtime, additional personnel, products and services required as a result of (i) any federal, state or local regulatory or administrative authority, (ii) third party audit, or (iii) CSG's internal or external auditors; or (h) any pass-through expenses paid on CSG's behalf pursuant to Section II.2 of this Schedule 1.25, including costs arising out of all CSG Vendor Software license and maintenance fees, as well as Software requested by CSG and not originally included in this Services Agreement. Any items set forth in this Section II.2 of this Schedule 1.25 that are not specifically requested or required by CSG shall be subject to CSG prior approval, which approval shall not be unreasonably withheld or delayed.

     4. Billing. FDT shall bill CSG monthly with a single invoice for all of CSG's monthly fees and charges. The invoice shall reflect in reasonable detail the total fees and charges of CSG by FDT Service component, and shall be supported by appropriate documentation. FDT shall designate a contact person to answer questions from CSG regarding the monthly invoice.


                            Schedule 1.25 - Page 4

                                                                                                   "Confidential Treatment Requested
                                                                                                  and the Redacted Material has been
                                                                                              separately filed with the Commission."
------------------------------------------------------------------------------------------------------------------------------------
              apr-dec/  jan-jun/  jul-dec/  jan-jun/  jul-dec/  jan-jun/  jul-dec/  jan-jun/  jul-dec/  jan-jun/  jul-dec/  jan-jun/
                 00        01        01        02        02        03        03        04        04        05        04        05
              --------  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
------------------------------------------------------------------------------------------------------------------------------------
Management
  Fee per        (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)
  Month ($)
------------------------------------------------------------------------------------------------------------------------------------
CPU Rate per
  Mip per        (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)
  month ($)
------------------------------------------------------------------------------------------------------------------------------------
DASD Rate per
  Gbyate per     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)
  month ($)
------------------------------------------------------------------------------------------------------------------------------------
Tape Rate per
  month ($)      (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)
------------------------------------------------------------------------------------------------------------------------------------
Network
  Services
  per            (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)
  month ($)
------------------------------------------------------------------------------------------------------------------------------------
One-Way Tape
  Rate ($)       (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)
------------------------------------------------------------------------------------------------------------------------------------
DRP rate per
  month ($)      (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)
------------------------------------------------------------------------------------------------------------------------------------
Fiche Masters
  ($)            (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)
------------------------------------------------------------------------------------------------------------------------------------
Fiche
  Duplicators    (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)
  ($)
------------------------------------------------------------------------------------------------------------------------------------
Data Lines       (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)
------------------------------------------------------------------------------------------------------------------------------------
Postage          (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)
------------------------------------------------------------------------------------------------------------------------------------
Special Projects (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)
------------------------------------------------------------------------------------------------------------------------------------
Unshared
  Software       (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)
------------------------------------------------------------------------------------------------------------------------------------

Notes:

1. Rates for the following categories (Management Fee, MIPS, Network Services, and DRP) are subject to mutual review and adjustment in January and July of each year during the Term if actual MIPS used for the previous six (6) months vary from the assumed volume of MIPS as set forth in this Schedule 1.25 by more than +(***)% or -(***)%.

2. Rates for the following categories (DASD, Tape, One-Way Tape) are subject to mutual review and adjustment in January and July of each year during the Term if actual used volumes in a respective category for the previous six (6) months vary from the assumed volumes as set forth in this Schedule 1.25 by more than +(***%) or -(***%).

3. Unshared Software used by CSG as of the Effective Date is included in the Management Fee; additional unshared software licensed by FDT at the request of CSG after the Effective Date will be charged to CSG as a reimbursable expense.

                        CONFIDENTIAL - DO NOT DISCLOSE

                            Schedule 1.25 -- Page 5

                                                                                                   "Confidential Treatment Requested
                                                                                                  and the Redacted Material has been
                                                                                              separately filed with the Commission."

Assumed Volume Forecasts
------------------------------------------------------------------------------------------------------------------------------------
              jul-dec/  jan-jun/  jul-dec/  jan-jun/  jul-dec/  jan-jun/  jul-dec/  jan-jun/  jul-dec/  jan-jun/  jul-dec/  jan-jun/
                 00        01        01        02        02        03        03        04        04        05        04        05
              --------  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
------------------------------------------------------------------------------------------------------------------------------------
CPU Mips-
  months         (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)
------------------------------------------------------------------------------------------------------------------------------------
DASD gbyte-
  months         (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)
------------------------------------------------------------------------------------------------------------------------------------
Tape mounts      (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)
------------------------------------------------------------------------------------------------------------------------------------
One-Way Tapes    (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)     (***)
------------------------------------------------------------------------------------------------------------------------------------

                            Schedule 1.25 -- Page 6

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

                                 SCHEDULE 1.43


                              PLATFORM DESCRIPTION
                              --------------------


                             HARDWARE CONFIGURATION
                             ----------------------


                           (as of December 13, 1999)
                           -------------------------

                                   *********
                                 ***** ********
                      *** **** ********** ****** *********
                             ******* ******* ******
                      ****** * *****  ******* * *  *** **
                       ****** * *****  ******* * * **** *
                 ** ****** ******** ** ******* * *** ******* *
                 *** ***** ********  ** ******* * *** ******* *

--------------------------------------------------------------------------------

                                     ****

                                    *******

    **** ********         ******** ********   ******* ******
    -------------         ----------------------------------
    ******* ********      *** *** ****  ** ******** ************ *** ******
    ** * ************     ****** **** ** ********  *** *************
    ** * **** **          ****** ****  *********** ***** ******

                                     ****

                                   *********

                             *** *** **** ****  **
                             * * *** ***** **** **
                               *** * ***  **** *
                               *******    ****  *
                              *********   ****  *
                               *** * ** ** *****

                        ******* * *** ** *** ***********
                         **** *  *** ****** *** ******

--------------------------------------------------------------------------------

                                  ****** *****
                              * *  *** ******** **
                            * * ***** *** ******* *

--------------------------------------------------------------------------------

                                   **** ****

                          * *  *** **** **** ****** **

                                 ****** ** ****


* Shared with other Business Units        ** Dedicated to CSG


                            Schedule 1.43 -- Page 1

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

                                 SCHEDULE 1.49


                                SYSTEMS SOFTWARE
                                ----------------

----------------------------------------------------------------------------------------------------------------
                                                                                 Software          Software
                                                                                License and      License and
                                                                 Software       applied to        applied to
         Vendor Name                    Product Name          Release Levels        SY2              VIPA
----------------------------------------------------------------------------------------------------------------
**** ******** ****              ******                                                                x
----------------------------------------------------------------------------------------------------------------
******                          ****
----------------------------------------------------------------------------------------------------------------
****** ********** ****          *********                         *****              x                x
----------------------------------------------------------------------------------------------------------------
*** ******** ****               ****                              ******             x                x
                                *******************
----------------------------------------------------------------------------------------------------------------
****** ***********              *************** ***              ********            x                x
----------------------------------------------------------------------------------------------------------------
****** ***********              ******** ** *** ***                ****              x                x
----------------------------------------------------------------------------------------------------------------
****** ***********              ******** ** *** ***                ****              x                x
----------------------------------------------------------------------------------------------------------------
****** ***********              ***************                    ***               x                x
----------------------------------------------------------------------------------------------------------------
******* *********               *** ********                       ***               x                x
----------------------------------------------------------------------------------------------------------------
******** ********** ***** ****  ****                             ********            x                x
----------------------------------------------------------------------------------------------------------------
******** ********** ***** ****  ************                     ********            x                x
----------------------------------------------------------------------------------------------------------------
******** ********** ***** ****  ****                             ********            x                x
----------------------------------------------------------------------------------------------------------------
******** ********** ***** ****  ******                           ********            x                x
----------------------------------------------------------------------------------------------------------------
******** ********** ***** ****  ********                         ********            x                x
----------------------------------------------------------------------------------------------------------------
******** ********** ***** ****  ************                     ********            x                x
----------------------------------------------------------------------------------------------------------------
******** ********** ***** ****  *******                            ***               x                x
----------------------------------------------------------------------------------------------------------------
******** ********** ***** ****  ************* ****               ********            x                x
----------------------------------------------------------------------------------------------------------------
******** ********** ***** ****  **********                       ********            x                x
----------------------------------------------------------------------------------------------------------------
******** ********** ***** ****  ************                     ********            x                x
----------------------------------------------------------------------------------------------------------------
******** ********** ***** ****  ***********                      ********            x                x
----------------------------------------------------------------------------------------------------------------
******** ********** ***** ****  ************                     ********            x                x
----------------------------------------------------------------------------------------------------------------
******** ********** ***** ****  ********                         ********            x                x
----------------------------------------------------------------------------------------------------------------
******** ********** ***** ****  *******                          ********            x                x
----------------------------------------------------------------------------------------------------------------
******** ********** ***** ****  ******                           ********            x                x
----------------------------------------------------------------------------------------------------------------
******** ********** ***** ****  *********                        ********            x                x
----------------------------------------------------------------------------------------------------------------
******** ********** ***** ****  **********                       ********            x                x
----------------------------------------------------------------------------------------------------------------
******** ********** ***** ****  ************                     ********            x                x
----------------------------------------------------------------------------------------------------------------
******** ********** ***** ****  ************ **                  ********            x                x
----------------------------------------------------------------------------------------------------------------
******** ********** ***** ****  *********                         *****              x                x
----------------------------------------------------------------------------------------------------------------
******** ********** ***** ****  *********                        ********            x                x
----------------------------------------------------------------------------------------------------------------
******** ********** ***** ****  ******** *****                  *********            x                x
----------------------------------------------------------------------------------------------------------------
******** ********** ***** ****  *************                    ********            x                x
----------------------------------------------------------------------------------------------------------------
********* ***********           ********* ***                     *****              x                x
----------------------------------------------------------------------------------------------------------------
********* ***********           **** ************                ********            x                x
----------------------------------------------------------------------------------------------------------------
********* ***********           ********* ****** ****              ****              x                x
----------------------------------------------------------------------------------------------------------------
********* ***********           ************                      *****              x                x
----------------------------------------------------------------------------------------------------------------

                                                      Schedule 1.49 -- Page 1

                                              "Confidential Treatment Requested
                                             and the Redacted Material has been
                                         separately filed with the Commission."

----------------------------------------------------------------------------------------------------------------
                                                                                 Software          Software
                                                                                License and      License and
                                                                 Software       applied to        applied to
         Vendor Name                   Product Name           Release Levels        SY2              VIPA
----------------------------------------------------------------------------------------------------------------
********* ***********           ************                       ***               x                x
----------------------------------------------------------------------------------------------------------------
******* **** *******            *** ***** ***** ****               ***               x                x
----------------------------------------------------------------------------------------------------------------
***                             *******                            ***               x                x
----------------------------------------------------------------------------------------------------------------
***                             *******                            ***               x                x
----------------------------------------------------------------------------------------------------------------
***                             ********                           ***               x                x
----------------------------------------------------------------------------------------------------------------
***                             ****                               ***               x                x
----------------------------------------------------------------------------------------------------------------
***                             ****                             ********            x                x
----------------------------------------------------------------------------------------------------------------
***                             *** ********                      *****              x                x
----------------------------------------------------------------------------------------------------------------
***                             ********                           ***               x                x
----------------------------------------------------------------------------------------------------------------
***                             ***** ***** ***********          ********            x                x
----------------------------------------------------------------------------------------------------------------
***                             ****** * ********                  ***               x                x
----------------------------------------------------------------------------------------------------------------
***                             ** *****                           ***               x                x
----------------------------------------------------------------------------------------------------------------
***                             ***** **                           ***               x                x
----------------------------------------------------------------------------------------------------------------
***                             ***** **                           ***               x                x
----------------------------------------------------------------------------------------------------------------
***                             ******** ***********               ***               x                x
----------------------------------------------------------------------------------------------------------------
***                             ***                                ***               x                x
----------------------------------------------------------------------------------------------------------------
***                             ***                                ***               x                x
----------------------------------------------------------------------------------------------------------------
***                             ****                               ***               x                x
----------------------------------------------------------------------------------------------------------------
***                             ****                               ***               x                x
----------------------------------------------------------------------------------------------------------------
***                             ****                               ***               x                x
----------------------------------------------------------------------------------------------------------------
***                             ******** *** ***                   ***               x                x
----------------------------------------------------------------------------------------------------------------
***                             ******** *                         ***               x                x
----------------------------------------------------------------------------------------------------------------
***                             *********** ****                   ***               x                x
----------------------------------------------------------------------------------------------------------------
***                             *******                            ***               x                x
----------------------------------------------------------------------------------------------------------------
***                             ****                               ***               x                x
----------------------------------------------------------------------------------------------------------------
***                             *********                          ***               x                x
----------------------------------------------------------------------------------------------------------------
***                             ***                                ****              x                x
----------------------------------------------------------------------------------------------------------------
***                             ****                               ***               x                x
----------------------------------------------------------------------------------------------------------------
***                             *********                          ****              x                x
----------------------------------------------------------------------------------------------------------------
***                             **** *** ************              ****              x                x
----------------------------------------------------------------------------------------------------------------
***                             *********                          ****              x                x
----------------------------------------------------------------------------------------------------------------
***                             *****                              ****              x                x
----------------------------------------------------------------------------------------------------------------
***                             *****                              ***               x                x
----------------------------------------------------------------------------------------------------------------
***                             ********* *****                                      x                x
----------------------------------------------------------------------------------------------------------------
********** **** **********      *** ******                        ******             x                x
----------------------------------------------------------------------------------------------------------------
********** **** **********      *******                           ******             x                x
----------------------------------------------------------------------------------------------------------------
****** ****                     *********                          ***               x                x
----------------------------------------------------------------------------------------------------------------
***** *** * ****** ****         ********                         *******             x
----------------------------------------------------------------------------------------------------------------
*****                           ****** ******                      ***               x                x
----------------------------------------------------------------------------------------------------------------
*** **** ********* ****         ****** ********* *********         ***               x                x
----------------------------------------------------------------------------------------------------------------
********** ***********          ************* ****               *******             x                x
----------------------------------------------------------------------------------------------------------------
*******                         *** *** ***** **** ***             ***               x                x
----------------------------------------------------------------------------------------------------------------
*** ********** ****             **** ***                        *********            x                x
----------------------------------------------------------------------------------------------------------------


                            Schedule 1.49 -- Page 2

                                          "Confidential Treatment Requested and
                                                 the Redacted Material has been
                                         separately filed with the Commission."

----------------------------------------------------------------------------------------------------------------
                                                                                 Software          Software
                                                                                License and      License and
                                                                 Software       applied to        applied to
         Vendor Name                   Product Name           Release Levels        SY2              VIPA
----------------------------------------------------------------------------------------------------------------
****** ******** *************   ************                      *****              x                x
----------------------------------------------------------------------------------------------------------------
*********                       ******* *********                  ***               x                x
----------------------------------------------------------------------------------------------------------------
******** ********               ****************                *********            x
----------------------------------------------------------------------------------------------------------------
******** ********               ************** *****               ***                                x
----------------------------------------------------------------------------------------------------------------
******** ********************   ******* ******* ********           ***               x                x
 **** ********
----------------------------------------------------------------------------------------------------------------
******** ****************       ***** ************               ********            x                x
 **** ********
----------------------------------------------------------------------------------------------------------------
******** ****************       ***** ***************              ****              x                x
 **** ********
----------------------------------------------------------------------------------------------------------------
******** ****************       ***** **** ****                    ***               x                x
 **** ********
----------------------------------------------------------------------------------------------------------------
******* ***                     ***                               *****              x                x
----------------------------------------------------------------------------------------------------------------
********* ****                  ********                           ***               x                x
----------------------------------------------------------------------------------------------------------------

                            Schedule 1.49 -- Page 3

                                  SCHEDULE 2.3


                              CSG-VENDOR SOFTWARE
                              -------------------

VERTEX SOFTWARE including: GEO CODER and VERTEX SALES TAX - calculates sales tax at the State, City, Municipality, etc. level.

GROUP 1 SOFTWARE including: CODE 1, MAILSTREAM +, DESKTOP MAILSTREAM+, and ARCLIST/ONLINE/TIME SHARING - used to perform various addressing and sorting functions for mailing statements to subscribers of CSG Clients.

VERSION MERGER - a software package that allows source modules to be checked out of a library and manages the merging of multiple program versions.

XENOS - statement format product.

PROTERM - simulates transactions and scripts for volume testing.

C-CUBED, INC. - development product used to write code on a PC and then upload to the mainframe system for production implementation.


                            Schedule 2.3 -- Page 1

                                 SCHEDULE 2.3A


                      FORM OF CSG-VENDOR SOFTWARE LETTER
                       -----------------------------------

                       [TO BE PREPARED ON CSG LETTERHEAD]

April 1, 2000

First Data Technologies, Inc.
6200 South Quebec Street. Ste. 335
Englewood, Colorado  80111

          Re: Second Amended and Restated Services Agreement between First Data Technologies, Inc. and CSG Systems, Inc. dated as of April 1, 2000 ("Services Agreement")

Ladies and Gentlemen:

          Reference is made to Section 2.3 of the above-referenced agreement. All capitalized terms not otherwise defined in this letter shall have the meaning set forth in the Services Agreement.

          In accordance with Section 2.3 of the Services Agreement, we hereby notify you that CSG has obtained at its sole cost and expense all rights necessary for FDT to access, operate (at or from any location where FDT will provide the FDT Services), and modify the CSG-Vendor Software to provide the FDT Services pursuant to this Services Agreement.

                                 Very truly yours,

                                 [NAME TO BE INSERTED]

                            Schedule 2.3A -- Page 1

                                  SCHEDULE 2.9


                              OPERATING PROCEDURES
                              --------------------


                               ACCOUNT MANAGEMENT
                               ------------------

--------------------------------------------------------------------------------
                                      FDT
--------------------------------------------------------------------------------
 .  Act as primary client contact between CSG and FDT.
 .  Provide quality control on Performance Criteria and key indicators.
 .  Participate in ongoing negotiation of Performance Criteria and key indicators.
 . Provide status and statistical reporting to help ensure Services Agreement compliance
 .  Conduct regular quality of service review meetings.
 . Take part in senior-level discussions to help ensure technology concerns are closely linked to business decisions.
 . Identify open issues and future plans through ongoing discussions with client management personnel.
 .. Coordinate project management efforts with technical personnel and client management to determine that the proper balance between client priorities and FDT resources are adequately utilized.
 . Ensure coordination and consistency of FDT Data Center policies and performance.
 .  Participate and represent client in change control planning and meetings.
 .  Participate and represent client in IPL control planning and meetings.
 . Ensure FDT adherence to established change control and problem management methodologies for application changes.
 .  Ensure follow-up on client issues is completed.
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                      CSG
--------------------------------------------------------------------------------
 .  Coordinate FDT Data Center activity through account manager.
 .  Ensure FDT is aware of all data processing /telecommunications implemented by CSG affecting production batch, onlines and network.
 . Adhere to established change control and problem management methodologies for application changes. (INFOMAN/Development calendar)
 .  Provide representation for change control and
 .  problem management planning meetings.
 . Communicate changes to business that may require alteration of Performance Criteria and key indicators.
--------------------------------------------------------------------------------


                            Schedule 2.9 -- Page 1

                             OPERATIONS AUTOMATION

--------------------------------------------------------------------------------
                                      FDT
--------------------------------------------------------------------------------
 . Investigate the possible elimination of all manual computer operations intervention.
 . Coordinate implementation of new operator automation procedures between all affected departments.
 .  Maintain operation automation software in a dynamic environment.
 . Work issues pertaining to Performance Criteria using operator automation tools where applicable.
 . Develop automatic controls around the transmission environment that would escalate lateness or problem situations.
 . Propose the appropriate course of action for research, development, implementation and problem resolution of operator automation issues.
 .  Review and resolve any problems with automated procedures.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                      CSG
--------------------------------------------------------------------------------
 . Create change record in INFOMAN to request specific automation changes or enhancements.
--------------------------------------------------------------------------------



                            Schedule 2.9 -- Page 2

                               CAPACITY PLANNING

--------------------------------------------------------------------------------
                                      FDT
--------------------------------------------------------------------------------
 .  Provide quarterly capacity plan
 . Gather resource usage for existing applications from SMF, RMF, NETVIEW, DASD monitoring software and tape.
 .  Identify how resources may grow.
 .  Apply resource usage and estimate CPU, DASD, Tape, FDT network components or other resources from business unit assumptions.
 .  Estimate total resources required (CPU, DASD, and Tape).
 .  Monitor and provide reports for trends in workloads.  Recommend trending for workloads that do not have a specific estimate.
 . Summarize capacity plan by customer and seek approval from customer's management.
 .  Present consolidated customer plans to FDT management.
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                      CSG
--------------------------------------------------------------------------------
 . Application capacity planner must provide information one month before end of each quarter to include information in capacity plan.
 .  Document dates of major software implementations.
 . Document all assumptions which include how resource utilization will grow for identified areas.
 .  Provide monthly business units growth.
 .  Approve FDT Data Center capacity plan.
 .  Create change record in INFOMAN to request specific changes or enhancements.
--------------------------------------------------------------------------------


                            Schedule 2.9 -- Page 3

                             CICS ON LINE SOFTWARE

--------------------------------------------------------------------------------
                                      FDT
--------------------------------------------------------------------------------
 . CICS installation, customization, tuning, application of PTFs, table maintenance.
 .  Support CICS disaster recovery.
 .  Build new CICS regions as requested.
 .  Design and implement CICS direction/workload analysis.
 .  Monitor all production CICS regions and note exceptions.
 . Provide debugging and problem resolution assistance for application programming staff when requested.
 .  Tech Services will research all region abends.
 . Tech Services will assist with all test, QA and acceptance test storage violations upon request.
 .  Tech Services will research all production storage violations.
 .  Tech Services will research host response in production issues.
 .  Tech Services will assist with transaction abends upon request.
 .  Tech Services will research all exceptions to Performance Criteria.
 . Participate in department education practices and provide workshops on materials and information obtained. (In-house, IBM external and vendor supplied).
 .  Evaluate new products.
 . Apply maintenance to all vendor products as per software support list (exceptions/additions to all support are listed).
 .  Run traces for troubleshooting application problems.
 .  Data set contents (dumps) cleanup/copy.
 .  Create and maintain documentation within the CICS team.
 .  Create documentation to educate the technical services staff.
 . Create documentation within INFOMAN for problem understanding and future tracking.
 .  Maintain accurate software inventory listing.
 .  Maintain software at vendor's supported releases.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                      CSG
--------------------------------------------------------------------------------
 . Applications (or Q/A) is responsible for its loadlibs: cleanup old versions, sizing, compression, backups.
 . Each application group is responsible for completing the correct paperwork for normal table maintenance along with the correct parameters for the usage of the table entry (i.e., CICS region/notification of entries that will have abnormally high usage).
 . Each application group is responsible for identifying correctly the requirements for new CICS regions when requesting the same, including, region size, table entries, customization, etc.
 . CSG should contact Applications as the first point of contact for transaction ASRA (s) and Abends.
 . CSG should contact Applications as the first point of contact for Short on Storage conditions.
 . CSG should contact Applications immediately for storage violations along with FDT Tech Services and both groups will investigate the dumps.
 .  Interest Protsym maintenance, if any.
 . Evaluate host response issues that may be caused by application issues in production regions.
 .  Use supplied monitoring tools to report on and analyze applications.
 .  All TEAM 35 Software.
 .  Recovery/synchronization of all on-line application data sets at DR.
 . AT&T Global Network Services Network: assignment of valid LU names that follow auto-install standards.
 . Adhere to established change control methodologies for applications changes (INFO/MAN and Develop Calendar).
 . Create documentation within INFOMAN for problem understanding and future tracking.
--------------------------------------------------------------------------------


                            Schedule 2.9 -- Page 4

                                      DASD

--------------------------------------------------------------------------------
                                      FDT
--------------------------------------------------------------------------------
DASD Capacity Planning
--------------------------------------------------------------------------------
1.  Review the forecast provided by CSG and determine hardware requirements.
    a.  Analyze current DASD availability.
    b.  If necessary, outline increased DASD to be purchased.
    c.  Develop a proposal and distribute to CSG and conduct a formal review.
2   Execute the approved proposal.
    a.  Order and install DASD.
    b.  Initialize and configure DASD.
--------------------------------------------------------------------------------
File Monitoring/Maintenance:
----------------------------
1.  Provide reporting to assist CSG with file maintenance and monitoring.
Review and discuss with CSG changes necessary to enhance performance or alleviate problems and implement decided plan for change.
2. Allocate production VSAM, BDAM files as requested by CSG, determine sizing and placement from attributes in request.
3. Implement and maintain software that manages DASD at the dataset and pool level. Review with CSG changes necessary for problem resolution, enhancements, conversions or growth and implement decided plan for change.
4. Monitor all production batch and online files for extents daily and make changes to alleviate any space problems.
5.  Monitor for High RBA.
--------------------------------------------------------------------------------
Monitor DASD Usage:
-------------------
1.  Review DASD pools for performance and sizing, discuss suggested changes with CSG and implement decided plan for change.
2.  Research and recommend software packages.
3.  Monitor freespace and CI/CA splits.
--------------------------------------------------------------------------------
Production Support:
-------------------
1.  Provide first level oncall support for DASD and storage software issues.
2. Perform weekly library compression and defrag routines, determining the applicable candidates.
3.  Provide support on restore/recall problems.
4.  Review and resolve any problems with DASD procedures.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                      CSG
--------------------------------------------------------------------------------
DASD Capacity Planning:
-----------------------
1. Project quarterly DASD requirement forecasts with changes and refinements noted.
    a.  Develop  requirements for new and existing projects and special projects.
2.  Distribute forecast to FDT and conduct formal review.
3.  Review the proposal provided by FDT and obtain the appropriate approvals.
--------------------------------------------------------------------------------
File Monitoring/Maintenance:
----------------------------
1. Monitor GDG bases and sequential files for allocation, sizing, and attributes to enhance performance and prevent problems. Initiate review with
FDT to discuss recommended changes and determine implementation plan.
2. Provide change control or form to FDT with necessary specifications for production VSAM and BDAM files.
3.  Allocate and size  production GDG bases and sequential files.
4.  Implement and maintain daily cleanup jobs on test, work and GDG volumes.
5.  Review extent reports.
6.  Review and monitor High RBA reports.
--------------------------------------------------------------------------------
Monitor DASD Usage:
-------------------
1.  Review suggestions with FDT to determine final resolution to necessary changes.
2.  Review and Monitor BDAM files.
3.   Monitor freespace
--------------------------------------------------------------------------------
Production Support:
-------------------
1.  Provide first level support for applications issues.
2.  Review suggestions with FDT to determine final resolution to necessary changes.
3.  CMA spool, BUNDL(RMS) administration.
4.  Create change records in INFOMAN to request specific changes for enhancements.
5.  Review and resolve any problems.
--------------------------------------------------------------------------------



                            Schedule 2.9 -- Page 5

                             DATA NETWORK SERVICES

--------------------------------------------------------------------------------
                                      FDT
--------------------------------------------------------------------------------
 .  Place orders with telephone companies for data circuits as required.
 .  Maintain network availability for all client data connections.
 . Provide monthly dial back up line testing for all circuits having these features.
 .  Perform monthly data line billing review and audits. Approval of all data communications data line invoices.
 . Order, test and install all data communications hardware associated with client orders.
 . Administration and monitoring of all network management systems for clients. This includes Racal NMS400 system used in the network control center.
 .  Provide 24X7 NCC second level support for all clients.
 . Maintain complete inventory tracking and record keeping for all network hardware and systems.
 . Perform all required disaster recovery testing for each client as directed. . Enter appropriate change control records.
 .  Review/approve change control records.
 . Develop and distribute all problem report and network performance information used to produce client Performance Criteria statistics.
 . Joint responsibility with network software group for circuit loading and network capacity planning.
 . Represent Telecommunications in all scheduled and required client performance/status meetings.
 . Vendor management of data network service providers which terminate at Millennium.
 .  Telephone company service escalation's at all levels.
 . Provide client quotes for pricing of new data lines and/or other network services.
 . Create back up diskettes for CSG sub-client 3174/3274 controllers when requested.
 . Second level support for protocol converter troubles and configurations as required.
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                      CSG
--------------------------------------------------------------------------------
 .   Submit telecommunications service changes/requests for all new installations, changes, deletions or information regarding data network services and price quotes.
 .  Place orders with telephone companies for data circuits as required.
 . Provide internal local security and access to installed data communications equipment in specified secured areas.
 . Install dial back up analog lines at remote customer locations when required. . Purchase hardware such as modems and csu/dsu's when not provided by FDT.
 . Physically replace failed modems and communications equipment at remote sites which are CSG owned
 .  Provide third level support for all clients.
 . Assist FDT personnel as needed in the local troubleshooting CSG provided communications equipment. i.e. modems, sharing devices.
 . Arrange for any internal wiring or connectivity as required from telecommunications demarc to DTE equipment at client sites.
 .  Enter appropriate change control records.
 . Third level support for protocol converter troubles and configurations as required.
 . Support new client installations and/or upgrades to existing configurations. . Manage Racal (VSAT) and AT&T Global Network Services network account relationships and review monthly Performance Criteria.
--------------------------------------------------------------------------------

Example of Data Network Services Additional Services

Service provided by NCC staff or Telecomm Analyst II which requires dispatch to customer locations.

This includes working open problem tickets and\or supporting new installations.


                            Schedule 2.9 -- Page 6

                               DISASTER RECOVERY
--------------------------------------------------------------------------------
                                      FDT
--------------------------------------------------------------------------------
 . Develop and maintain DR plans for initial response and recovery of the Data Center including, Disaster Recovery Management Team, Hotsite Recovery Team, Telecom Team, Client Services Team, Quality Services Team, Administration Team
 .  Maintain Hotsite contract and administer costs to business unit
 . Ensure all business units have appropriate hardware to receive their application or if such hardware is not required, have such business units acknowledge such non-requirements.
 .  Coordinate and plan hotsite DR tests for CSG.
 . Document the hotsite test plans, post mortem and track problem/resolution. . Assist business units where possible with their planning efforts.
 .  Assist if requested, in business units' business recovery planning efforts
 .  Ensure offsite storage audits are performed quarterly.
 . Assist business unit in their implementation of the data set tracking tool. . Restore CSG's production environment including the database data but not the production application data for hotsite testing
 .  Develop and maintain technical recovery plans: Technical support (MVS),
(CICS), Software Telecommunications, Hardware Telecommunications, Operations support, Quality Services
 . To recover the system, the following areas shall have the following responsibilities:
 .  MVS: recover the operating system with the appropriate software
 . DASD: provide full volume backups of System, and CSG Applications Software volumes for CSG. Also maintain the VSAM allocation process. At time of disaster or testing, restore the system volumes, CSG Application Software volumes and execute the VSAM allocation process
 .  CICS: recover the CICS software
 .  Software/Hardware/ Telecom: recover the subscribed to telecom network
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                      CSG
--------------------------------------------------------------------------------
 .  Supply hotsite testing requirements in the form of goals and objectives
 .  Document and maintain the application recovery plan for the product
 . Participate in the hotsite recovery testing by supporting the applications and their clients
 .  To backup and send offsite, CSG Application Data
 . Recover application data for testing and in the event of a disaster (which includes the forward recovery of CICS.)
 . If there is any additional data that CSG wants FDT to be responsible for backing up and recovering for disaster recovery, CSG shall submit these requirements in writing to FDT, and FDT must agree in writing to the additional requirements.
 .  Develop, maintain and test its business recovery plans
--------------------------------------------------------------------------------


                            Schedule 2.9 -- Page 7

                            HARDWARE AND FACILITIES
--------------------------------------------------------------------------------
                                      FDT
--------------------------------------------------------------------------------
 . Coordinate the installation and/or upgrade of the requested FDT Data Center hardware with the vendor and all business units serviced by the FDT Data Center.
 . Coordinate the installation and/or upgrade of the FDT Data Center hardware microcode, to current and supported levels.
 . Evaluate vendor hardware related to the operations of the FDT Data Center and the business unit needs.
 .  Maintain a current floor plan of  the FDT Data Center.
 . Maintain configuration documentation related to the hardware installed in the FDT Data Center.
 . Manage and maintain the power plant which support the FDT Data Center and will provide a configuration to support the continuous 24x7x365 operation of the FDT Data Center businesses.
 .  Manage problem and change records within INFOMAN.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                      CSG
--------------------------------------------------------------------------------
 . Determine hardware requirements and submit a formal request to FDT quarterly. . All requests for hardware and/or facility changes require 60 days prior written notice to FDT.
 .  Approve change requests on a timely basis for hardware improvements.
--------------------------------------------------------------------------------



                            Schedule 2.9 -- Page 8

                                   HELP DESK

--------------------------------------------------------------------------------
                                      FDT
--------------------------------------------------------------------------------
-Main point of contact for CSG calls regarding online software, system software and network related issues for CSC, SMS, TVRO, VIP and ACSR products. -Responsible for resolving first level data communications, hardware and software related issues.
-Responsible for performing hardware dispatch and follow-up.
-Responsible for coordinating FDT Data Center resources to resolve second level and higher online software, system software and network related issues. -Responsible for notifying CSG resources and assisting as required/requested to resolve second level application software, Addressability, ACSR and new customer installation related issues.
-Responsible for providing critical situation notifications to CSG management. Notifications to be performed on a 7x24 basis.
-Responsible for providing 30 minutes status notifications throughout the life of all critical situations (life of problem means the time the CSC is aware of a critical problem until the impact to client has ceased). This notification is performed on a 7x24 basis.
-Responsible for providing sensitive account problem notifications to CSG management.
-Responsible for providing monthly ACD statistical reports showing daily calls offered, calls answered and average speed of answer.
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                      CSG
--------------------------------------------------------------------------------
-Main point of contact for all external customer calls regarding online software, system software, network related issues, and all CSG application software issues.
-Responsible for coordinating and resolving new customer installation issues. -Responsible for coordinating and resolving first, second and higher level application software, addressability and other external customer interfaces. -Responsible for coordinating and resolving CSG network related issues. -Responsible for escalating issues with the FDT processing platform to the FDT help desk.
--------------------------------------------------------------------------------

                            Schedule 2.9 -- Page 9

                                 MEDIA SERVICES

--------------------------------------------------------------------------------
                                      FDT
--------------------------------------------------------------------------------
 . Responsible for the creation of microfiche and distributing the same to CSG and its customer base.
 . Responsible for mailing out all CSG customer CAD0440/CBD0440 selects. (Tape, diskettes and cartridges)
 .  Responsible for all media conversion (Tape to diskette)
 .  Responsible for processing/distributing special tape requests.
 . Responsible for labeling and entering into Roscoe all conversion tapes received from the customer.
 . Responsible for providing monthly Media statistical reports showing volumes processed, distributed and accuracy.
 .  Review and resolve any problems with Media processes.
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                      CSG
--------------------------------------------------------------------------------
 . Responsible for providing update/current distribution list for all microfiche and special tape mailings 14 days prior to implementation
 .  Main point of contact for all CSG external customer calls and questions regarding inquiries/problems with distributed microfiche, conversion, CDROM, and tapes.
 .  Responsible for coordinating and implementing all customer conversions.
 .  Responsible for approving change requests.
--------------------------------------------------------------------------------



                            Schedule 2.9 -- Page 10

                              MVS SYSTEMS SOFTWARE

--------------------------------------------------------------------------------
                                      FDT
--------------------------------------------------------------------------------
 . Install, maintain, customize and support all mainframe operating systems and associated program products.
 .  Perform diagnostic and consulting services to the business unit.
 . Provide product documentation for the FDT Data Center on operational aspects of installed products.
 .  Investigate and recommend new system software.
 .  Maintain accurate software inventory listing.
 .  Maintain software at vendor's supported releases.
 . Participate in INFO management procedures to assist in problem tracking and documentation.
 . Adhere to established change control methodologies for changes (INFO/MAN and Develop Calendar).
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                                      CSG
--------------------------------------------------------------------------------
 .  Request product trials and utilize product request process.
 .  Assist in testing of new releases and upgrades of all software.
 .  Support administration of third party software as agreed.
 . Adhere to established change control methodologies for applications changes (INFO/MAN and Develop Calendar).
--------------------------------------------------------------------------------


                            Schedule 2.9 -- Page 11

                               NETWORK  SOFTWARE
--------------------------------------------------------------------------------
                                      FDT
--------------------------------------------------------------------------------
 .  Maintain high network availability/stability.
 .  Perform Network customization, monitoring and tuning.
 .  Install, customize and maintain network and network related software products.
 .  Problem determination and resolution of network  and network related software product issues.
 .  Install, customize and maintain transmission software products.
 . Problem determination and resolution of transmission software product issues. . Assist client with client and sub-client transmission software/hardware installation and support issues.
 . Assist in installation and support of network hardware components (including 3745, CIP, SPC, Netlink solutions).
 .  Maintain accurate software inventory listing.
 .  Perform Network disaster recovery planning and support.
 .  Design and implement network direction/workload analysis.
 . Provide consulting services for software product acquisition and evaluation. . Provide consulting services for network planning and design.
 . Participate in the monitoring, tuning, capacity planning and problem determination/resolution issues with external connected networks and VAN providers.
 . Provide debugging and problem resolution assistance for client representatives when requested.
 .  Assist with network connectivity and access issues.
 .  Run traces to assist in troubleshooting network and application issues.
 .  Research exceptions to Performance Criteria.
 . Create and maintain network documentation to assist the technical services and support staffs in troubleshooting and providing client service.
 . Participate in interdepartmental education and provide seminars on monitoring and first level debugging procedures.
 . Provide available network performance and availability reports as requested. . Participate in INFO management procedures to assist in problem tracking and in change control tracking/documentation.
 .  Provide Network capacity analysis on a monthly basis based on input from CSG.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                      CSG
--------------------------------------------------------------------------------
 . Determine Network software requirements and submit formal requests to FDT staff.
 . Test and evaluate software and network installations to insure requirements are satisfied.
 .  Participate with FDT staff in monitoring network resources.
 .  Use monitoring tools to report on and analyze network resources.
 .  Provide feedback to assist in customization and tuning efforts.
 .  Interface with and provide first level troubleshooting for sub clients.
 . Assist sub clients with transmission software selection, installation and support.
 . Primary interface with telecommunications access providers on network definitions, problem determination and resolution.
 .  Primary support for client connections to SP2.
 .  Provide forecasts to assist in Network capacity analysis.
 . Adhere to established INFO management procedures for problem notification and tracking of network, transmission and related issues.
 . Adhere to established INFO management change control procedures in addition to the development calendar for network, transmission and related change implementations.
--------------------------------------------------------------------------------

                            Schedule 2.9 -- Page 12

                                   STANDARDS
--------------------------------------------------------------------------------
                                      FDT
--------------------------------------------------------------------------------
Standards
Co-maintain data processing standards by:
 . Submitting additions, changes and deletes through established FDT procedures. . Preparing and distributing an agenda for the monthly Standards Committee meeting, consisting of all proposals received by Quality Services by the monthly cutoff date.
 .  Chair the Standards Committee meeting.
 . Quality Services will publish, either in hardcopy format or online format, using the BookManager product, updates approved by the Standards Committee.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                      CSG
--------------------------------------------------------------------------------
Standards
Co-maintain data processing standards by:
 . Submitting additions, changes and deletes through established FDT procedures. . Attend monthly Standards meetings
 .  support  any proposals submitted to the committee
--------------------------------------------------------------------------------

                            Schedule 2.9 -- Page 13

                               CHANGE MANAGEMENT
--------------------------------------------------------------------------------
                                      FDT
--------------------------------------------------------------------------------
 .  Provide Standard INFOMAN Support.
 .  Provide Standard Reports to support scheduled meetings.
 .  All changes are opened on FDT's INFOMAN System.
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                      CSG
--------------------------------------------------------------------------------
 . Submit all request for services through INFOMAN for all FDT Data Center Activities, including:
                System Software (MVS, CICS)
                Hardware
                Network Requests
                Operations Requests
                Security
                Storage Management
                Media Requests
                Capacity
                Performance
                Network (VTAM) Requests
                Installation of New System Products
                INFOMAN Panel Change Requests
--------------------------------------------------------------------------------


                            Schedule 2.9 -- Page 14

                       INFOMAN STANDARD SUPPORT PROCESSES

--------------------------------------------------------------------------------
                                      FDT
--------------------------------------------------------------------------------
Administrative Functions
 .  Set up userid by specific privilege classes within business unit controls.
 .  Store employee data for interested party access.

Problem Tracking
 .  Collection of production identified job abend data.
 . Log problems regarding end users that appear to be caused by FDT support groups:

                Systems area
                Security
                Operations
                INFOMAN
                DASD management
                Capacity management
                performance management

Change Tracking
 . Allow logging of request for service from each business unit to support areas of FDT:
                Systems' areas
                Security
                Operations
                INFOMAN
                DASD management
                Capacity management
                Performance management
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                      CSG
--------------------------------------------------------------------------------
Administrative Functions
 . Request changes to userid by specific privilege classes for problem record administration and for approvers on change records.

Problem Tracking
 .  Collection of production identified job abend data.
 . Review and closure of problem records assigned to CSG application areas. . Participation in Problem Review meetings.

Change Tracking
 .  Create and approve change requests for service from FDT support areas.
--------------------------------------------------------------------------------


                            Schedule 2.9 -- Page 15

                          MAINFRAME CONSOLE OPERATIONS
--------------------------------------------------------------------------------
                                      FDT
--------------------------------------------------------------------------------
 .  Monitor system tasks
 .  Monitor system performance
 .  Monitor and adjust cycle progress based upon key indicator jobs defined by
CSG
 . Notify FDT management and primary business unit contact of problems impacting Performance Criteria and key indicator jobs
 .  Monitor system hardware
 .  Monitor computer room environmentals
 .  Track and act upon approved changes assigned to operations including IPL's
 .  Process approved special requests
 .  Perform system level control functions as required
 . Process batch cycle as defined in CA-7 and notify cycle support of discrepancies/problems identified in the process
 .  Provide 24x7 console coverage
 .  Monitor CAD1 transmissions during off hours
 . Perform off hour job restarts based on CSG provided documentation or verbal instructions from cycle support groups
 .  Perform CA7 scheduling for non-application related jobs
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                      CSG
--------------------------------------------------------------------------------
 .  Maintain list of unique business unit system tasks to be monitored
 . Maintain list of key indicator jobs and latest completion time without impacting Performance Criteria
 .  Maintain list of contacts and phone numbers
 . Maintain Performance Criteria and key indicator expectations via account manager
 .  Maintain escalation and notification procedures
 .  Maintain job restart documentation and procedures
 .  Provide operations with cycle run instructions
 .  Perform all CA7 scheduling functions for application related jobs
--------------------------------------------------------------------------------


                            Schedule 2.9 -- Page 16

                                  PERFORMANCE
--------------------------------------------------------------------------------
                                      FDT
--------------------------------------------------------------------------------
PERFORMANCE
 .  Provide standard reports that identify changes in workloads.
 . Monitor reports to ensure Performance Criteria and key indicators are met, and recognize workload variances.
 .  Identify application/systems tuning opportunities.
 . Provide manpower for systems tuning when Performance Criteria and key indicators are not being met.
 .  Assist in trouble shooting for host response issues.
 .  Provide input to problem records and implement changes as requested.
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                      CSG
--------------------------------------------------------------------------------
 .  Complete application design and maintenance.
 .  Identify application tuning opportunities.
 .  Implement application tuning changes.
 .  Identify business elements for Performance Criteria and key indicators
 . Provide manpower for application tuning when Performance Criteria and key indicators are not being met.
 . Adhere to established change control methodologies for applications changes (INFO/MAN and Develop Calendar).
--------------------------------------------------------------------------------


                            Schedule 2.9 -- Page 17

                              PROBLEM   MANAGEMENT

--------------------------------------------------------------------------------
                                      FDT
--------------------------------------------------------------------------------
All problems  are opened on FDT's Infoman system by FDT or CSG personnel.
--------------------------------------------------------------------------------
FDT will respond to, update and resolve any records assigned to FDT Data Center departments.
--------------------------------------------------------------------------------
Performance Criteria exceptions: FDT will compile exception information for Performance Criteria records. FDT and CSG will negotiate accountability if necessary.
--------------------------------------------------------------------------------
FDT will provide scheduled and adhoc reporting from data on the FDT Infoman database.
--------------------------------------------------------------------------------
FDT Problem Management Department will provide the account manager with problem detail information from the Infoman database. The account manager will provide CSG with any requested summaries, memos, post-mortems,  etc.
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                      CSG
--------------------------------------------------------------------------------
All problems  are opened on FDT's Infoman system by FDT or CSG personnel.
--------------------------------------------------------------------------------
CSG will respond to, update and resolve any records assigned to CSG departments.
--------------------------------------------------------------------------------
CSG will ensure that any Performance Criteria records assigned to them will contain accurate resolution and duration information.
--------------------------------------------------------------------------------
CSG will have access to the FDT Infoman database for data retrieval, reporting, etc.
--------------------------------------------------------------------------------
CSG will provide problem summary information whenever the recipient is a CSG client.
--------------------------------------------------------------------------------


                            Schedule 2.9 -- Page 18

                             PRODUCTION SCHEDULING
-------------------------------------------------------------------------------
                                      FDT
-------------------------------------------------------------------------------
 . Maintain and follow problem flow via INFOMAN and escalate per problem escalation procedures.
 .  Schedule and implement production change, including new business acquisitions.
 .  Support operations in maintaining and verifying production processing.
 .  Support operations/tape library in maintaining TMS batch processing.
 .  Document departmental procedures
 . Maintain CA-7 automated scheduler jobs and parameters for system level and operations processing.
 .  Provide abend restart functions where requested.
 .  Document and escalate processing problems according to escalation procedures.
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                                      CSG
-------------------------------------------------------------------------------
 .  Add, delete and update jobs in CA-7 scheduler.
 . Add, delete and update all scheduling parameters with the exception of the security macro.
 .  Create change record in INFOMAN to request adds/deletes to security macro
 .  Provide restart services for Cable processing.
-------------------------------------------------------------------------------


                            Schedule 2.9 -- Page 19

                                 DATA SECURITY
-------------------------------------------------------------------------------
                                      FDT
-------------------------------------------------------------------------------
 .  Upgrade or install fixes to the RACF* software. (*)
 .  Maintain RACF* databases.
 . Install/maintain external security interfaces between RACF and other software.
 .  Maintain internal security for other software, such as:
      .  CA7  (*)
      .  NETVIEW  (*)
      .  INFOMAN (*)
      .  ROSCOE
      .  QMF (*)
      .  VMANCSG
      .  NETSPY
      .  NDM
      .  TSO.
 .  Reset passwords, suspend or resume userids for FDT personnel.
 .  Maintain RACF* userids: create, modify, delete.
 . Reset passwords and/or resume userids for CSG clients and personnel on RACF* . Maintain CSG client and personnel on RACF.*
 .  Maintain DSN/RESOURCE access rules under RACF.*
 .  Delete datasets/aliases when user id are deleted.
 .  SDSF system access
 .  Interface with CSG data security administrator.
 .  Respond to audits with respect to FDT responsibilities.

* NOTE: RACF implementation is scheduled for production on SY2 and VIPA in second quarter 2000
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                                      CSG
-------------------------------------------------------------------------------
 .  Maintain internal security of other products: RMS/ESF (BUNDLE).
 .  RACF* for RMS/ESF (clients only): create, modify, delete.
 .  Respond to audits with respect to CSG responsibilities.
 . Reset passwords and/or resume userids for CSG clients and personnel on RACF*. . Administer all Team 35 Software security.


                            Schedule 2.9 -- Page 20

                                TAPE OPERATIONS
-------------------------------------------------------------------------------
                                      FDT
-------------------------------------------------------------------------------
 .  Monitor all external tape drives for mount activity. sent offsite.
 . Setup, maintain and support tape vault patterns offsite disaster recovery activities.
 .  Pull all offsite backup tapes from offsite storage
 .  Refile all returning backup tapes from offsite storage.
 .  Refile tapes manually loaded (round reel and cartridge). to RDS file.
 .  Refile all tapes ejected from the tape silo's throughout the day.
 . Enter scratch tapes, cleaning cartridges and requested input tapes into the tape silo's
 .  Initialize new tapes both round reel and cartridge (inhouse and oneway tapes).
 . Clean and/or replace broken or damaged tapes with I/O errors for inhouse and microfiche.
 . Retrieve and deliver all microfiche and Media Support tape requests for CSG. . Publish monthly reports for tape utilization both automated and manual.
 .  Monitor, clean and resolve tape drive and silo problems.
 .  Provide 24 x 7 tape coverage for CSG.
 .  Analyze daily tape operations for possible improvements.
 .  Perform updates to TMS (i.e. extend and/or expire tapes).
 .  Resolve problem tickets involving tape library and tape operations.
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                                      CSG
-------------------------------------------------------------------------------
 .  Maintain master document of what application files are sent offsite.
 . Provide written documentation when requesting offsite disaster recovery tape vaulting.
 . Maintain a master list of retention periods for all tapes created using RDS (Retention DataSet).
 .  Provide written documentation when requesting changes to RDS file.
 .  Use tape file stacking whenever possible.
 .  Minimize tape drive allocation during job processing.
 .  Migrate small datasets to disk whenever possible.
 .  Provide change requests for modifying tape activities.
-------------------------------------------------------------------------------


                            Schedule 2.9 -- Page 21

                                 SCHEDULE 2.10


                             CSG BATCH JOB TARGETS
                             ---------------------


See attached listing.  All times listed are Mountain Time.


                            Schedule 2.10 - Page 1

Critical path completion time means the end time of CAD0350, which as of the Effective Date, completes at approximately 05:30.

-----------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION                         DEFINITION                                   TARGET
-----------------------------------------------------------------------------------------------------------------------------------
1.  Online System Updated:  CCS     CAD0139, Cycle A; CBD0139, Cycle B           Completed by 04:15

                                                                                 Cycle A: CAE9000* to CAD0139 and/or Cycle B:
                                                                                 /or Cycle B: CBE9000* to CBD0139 to be completed
                                                                                 within a 1 hour outage M-F; Cycle A: CAE9000* to
                                                                                 CAD0139; Cycle B: CBE9000* to CBD0139 to be
                                                                                 completed within 2 hour outage Sat/Sun.
                                                                                 Extended IPLs are the exception.
-----------------------------------------------------------------------------------------------------------------------------------
2.  Online System Updated:  SMS     VID0139                                      Completed by 04:30
-----------------------------------------------------------------------------------------------------------------------------------
3.  File Availability:  CCS         This covers the availability of              All CCS files available 23 hours a day, from
                                    production files for CCS.                    04:30 to 03:30, 98.2% of the total monthly hours.
                                                                                 File availability is measured at the completion of
                                                                                 CAD0139/CBD0139 and will encompass downtime of
                                                                                 CICS and the operating system.
-----------------------------------------------------------------------------------------------------------------------------------
4.  Daily Reports                   Sequence (CADSEQ11/CBDSEQ11), house and      In the print queue by 04:30
                                    work order (CADHWRK1/CBDHWRK1) and
                                    converter (CADCPMD1/CBDPMD1) reports
                                    available for printing at customer's
                                    location.
-----------------------------------------------------------------------------------------------------------------------------------
5.  Work orders                     Cycle A: CAEWPT2; Cycle B: CBEWTP2           Completed by 02:00
-----------------------------------------------------------------------------------------------------------------------------------
6.  WPT Transactions                Cycle A: CAEWPTIB, CAEWPTIC, CAEWPTID        Completed by 1-1/4 hours after scheduled
                                                                                 beginning time.  Scheduled beginning time is
                                    Cycle B:  CBEWPT1B,  CBEWT1D                 05:30, 09:00, 12:00, 14:00, and 17:00
-----------------------------------------------------------------------------------------------------------------------------------
7.  Weekly Reports                  CAW7000                                      CAW7000 completed by 18:00 on Saturday

                                    CBW7000                                      CBW7000 completed by 18:00 on Saturday
-----------------------------------------------------------------------------------------------------------------------------------

                            Schedule 2.10 - Page 1

-----------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION                         DEFINITION                                   TARGET
-----------------------------------------------------------------------------------------------------------------------------------
8.  Monthly Financial Reports       A.  CAM7031 and CBM7031                      A. Completed by 18:00 on the 22nd of the month.

                                    B.  Financial Tapes                          B. Tapes mailed within 48 hours after
                                                                                 creation, 99.9% of the time.
-----------------------------------------------------------------------------------------------------------------------------------
9.  Monthly Statistics Reports      Completes the following statistics reports:  CAM7062 and CBM7062 completed by 19:00 on the
                                    CPMM0004, CPRM0006, CPMM308, CAM7062         23rd of the month.
                                    and CBM7062.
-----------------------------------------------------------------------------------------------------------------------------------
10. Online Statements -             CAD0350, Cycle A;CBD0350, Cycle B            Completed by 05:30
Information Available
-----------------------------------------------------------------------------------------------------------------------------------
11. Statements Available to the     CAD0332, CAD0336, Cycle A;                   Completed by 07:30
CSG Production Facility             CBD0332, CBD0336, Cycle B
(Legacy & ESP)
-----------------------------------------------------------------------------------------------------------------------------------
12. Daily Vantage Cycle Extracts    UL04VEND                                     Completed by 04:00
-----------------------------------------------------------------------------------------------------------------------------------

                            Schedule 2.10 - Page 2

                                 SCHEDULE 2.11


                            DISASTER RECOVERY PLAN
                            ----------------------

2.11.1    Data Processing.

          If FDT declares the existence of a complete, unplanned interruption or inaccessibility to the FDT Data Center used to provide the FDT Services (a "Declared Disaster"), FDT shall make arrangements for the resumption and continuation of vital data processing services to CSG (the "Plan"). The resumption and continuation of vital data processing services shall be provided at the Comdisco Recovery Center in North Bergen, New Jersey, using off-site back-up copies of critical application systems data sets in accordance with and subject to the terms of governing contracts. Vital services shall include those data processing services which are necessary for the survival of the business and where there would be a substantial cost or expense associated with the loss of the data processing services for which there is no satisfactory backup procedure, and for which an outage cannot be tolerated for more than forty-eight (48) consecutive hours. The vital data processing services to CSG shall be made available by means of communication between North Bergen, New Jersey, and selected terminals in FDT's current network. The capacity of the Comdisco facility currently has the capacity to enable FDT to run vital data processing services for CSG for up to six (6) weeks and for a "Coldsite" facility for up to six (6) months.

          In the event of a Declared Disaster, FDT's Disaster Recovery Management Team (DRMT) shall immediately assemble and determine whether to establish processing at the Comdisco site. In the event that it is determined that vital services can be resumed within forty-eight (48) consecutive hours after FDT announces a Declared Disaster, the DRMT will direct the resumption of such vital services, and will not initiate the transfer of processing to Comdisco. If it is determined that vital services cannot be resumed within forty-eight
          (48) consecutive hours after FDT announced the Declared Disaster, the DRMT shall immediately begin the implementation of the Plan, including the initiating of procedures for the declaration of disasters under applicable disaster recovery contracts and the establishment of processing at the disaster recovery site in accordance herewith. FDT shall recover the Systems Software and make it available to CSG within 18 hours after a Declared Disaster. As soon as processing is established at the disaster recovery site, a determination will be made as to whether additional equipment will be needed at the North Bergen site to adequately handle longer term load requirements. Extra data storage devices, tape drives, communication gear, and even central processing mainframes (CPU's) can be acquired and installed in a matter of hours or days to handle the anticipated load during a protracted remote-processing period.

          Operation of the Comdisco remote facility will be handled entirety by FDT personnel. A Disaster Recovery Management Team (DRMT), composed of management in each of six (6) functional areas, will direct travel to North Bergen and to Denver Business Recovery Center, their staff at the earliest opportunity to set-up the normal FDT Data Center environment. The Hotsite Restoration Team (HRT), will then operate the Comdisco data center for approximately the first forty-eight (48) hours and be relived by a second wave of FDT personnel who will take over and run the data center. The HRT and CSG conduct an annual disaster recovery test.


                            Schedule 2.11 - Page 1

          Listed below is a summary of actions contemplated by the Plan:

                Operations Manager contacts the Executive Vice President of FDT Data Center Operations that a potential disaster has occurred.

                The EVP will contact all direct reports and the Disaster Recovery Coordinator.

                The DRM Team will perform a damage assessment and report a recommendation.

                If the recommendation is to declare a Disaster, the EVP must contact the EVP of ISD for approval.

                Declare a Declared Disaster by contacting the Hotsite and off-site vendors.

                Notify and mobilize teams to appropriate locations.

                Reload system at Hotsite by restoring system software and customer data.

                Activate back-up telecommunications lines and make necessary hardware/software connections.

                Activate CICS regions and perform required operational functions.

                If necessary, prepare to use Coldsite if outage is greater than six (6) weeks.

                Order, install and test hardware at Coldsite.

                Migrate FDT Data Center to Coldsite.

                Rebuild FDT Data Center by ordering, installing and testing hardware at such location.

                Migrate data center to FDT Data Center.

                Write management summary.

          During the Term, FDT shall provide CSG with additional information concerning the Plan as may be reasonably required in writing by CSG, and which may require prior approval of Comdisco. FDT reserves the right to change the Plan from time-to-time during the Term, provided that any such change shall not degrade the quality of the Plan in any manner which has a material, adverse impact on the data processing services provided hereunder.

          Notwithstanding the foregoing, during the Term, CSG may instruct FDT to initiate the processes set forth in the Plan that occur prior to the declaration of a Declared Disaster for CSG processing only if the operating system incurs an outage greater than four (4) hours. Notwithstanding the foregoing, CSG may also instruct FDT to declare a Declared Disaster for CSG processing only if the operating system incurs an outage greater than twelve (12) hours. If CSG instructs FDT to declare a Declared Disaster, CSG shall pay to FDT FDT's insurance deductible relating to such Declared Disaster (not to exceed

                            Schedule 2.11 - Page 2

          $50,000 per instruction), provided, that if FDT subsequently makes a Declared Disaster for multiple clients, such deductible shall not be the responsibility of CSG.

          During the Term, CSG shall provide FDT with ninety (90) days advance written notice of changes required by CSG relating to the hardware and network to be used in connection with a Declared Disaster so that FDT may coordinate such changes with Comdisco.


                            Schedule 2.11 - Page 3

                                 SCHEDULE 2.13


                             PERFORMANCE CRITERIA
                             --------------------

See attached list.  All times listed are Mountain Time.


                            Schedule 2.13 - Page 1

                                              "Confidential Treatment Requested
                                             and the Redacted Material has been
                                         separately filed with the Commission."


FDT has no control or responsibility of how Application Software and FDT Software uses the environment. Application Software, FDT Software, hardware at client sites, client provided networks and hardware, use of DB2, CICS transactions and batch scheduling is the responsibility of CSG.

CATEGORY                   DEFINITION                  PERFORMANCE CRITERIA           REPORTED BY          MEASUREMENT
---------------------------------------------------------------------------------------------------------------------------------
1.  Operating System       This covers the host        The operating system           Data Center          Report daily and
    Availability           computer hardware and       will be available                                   detail exceptions
                           system's software           24 hours a day, (***)%         (Operations)         monthly.
                                                       of the time, excluding
                                                       scheduled downtime.

                                                       -Maintenance window:
                                                       (02:30-04:00)

                                                       -1 FDT initiated IPL
                                                       per month (Hardware/Software)
                                                       (12 annually)

                                                       -1 FDT Quarterly extended
                                                       IPL outage (02:30-06:30)
                                                       with 30 day prior notification
                                                       (4 annually)

                                                       -2 FDT alternate IPL's to be
                                                       coordinated with CSG
                                                       (Hardware/Software)
                                                       (2 annually)

                                                       -IPL's required for CSG
                                                       application will be additional.

                                                       -Non IPL weekends- FDT/CSG will
                                                       mutually agree upon changes to
                                                       be implemented, and which will
                                                       include install timeframes
                                                       outside the 02:30-04:00 Sunday
                                                       window.
-----------------------------------------------------------------------------------------------------------------------------------

                            Schedule 2.13 - Page 1

                                              "Confidential Treatment Requested
                                             and the Redacted Material has been
                                         separately filed with the Commission."

CATEGORY                   DEFINITION                  PERFORMANCE CRITERIA           REPORTED BY          MEASUREMENT
---------------------------------------------------------------------------------------------------------------------------------
2.  CICS Availability      This covers                 The online regions will be     Data Center          Report daily and
                           availability to all         available 24 hours per day,                         detail exceptions
                           production online           (***)% of the time,            (Operations)         monthly
                           regions                     excluding scheduled downtime.

                                                       -CICS regions are cycled
                                                       nightly with batch jobs
                                                       Cycle A, CAD0127; Cycle B,

                                                       CBD0127, -A minimum of 15
                                                       minutes will be assessed
                                                       upon any unscheduled region
                                                       cycle

                                                       *CSG must identify
                                                       unscheduled CICS recycle
                                                       timeline.
-----------------------------------------------------------------------------------------------------------------------------------
3.  Host Response Time     Processing time for         Average (***) seconds during   Data Center            Report and detail
                           task by the CPU.            each 15 minute interval (an    (Capacity Planning)    exceptions monthly.
                           Measure the host            "Interval") from 06:00 to
                           response time for           18:00 Monday through Saturday,
                           production CICS             it being understood that FDT
                           regions.  Excluding         shall be permitted (***)
                           DB2.                        Intervals per calendar month
                                                       to exceed this Performance
                                                       Criteria, calculated as
                                                       follows:

                                                       (***) or more Intervals
                                                       exceeding an average of (***)
                                                       seconds shall be deemed to be
                                                       1 violation of this Performance
                                                       Criteria, provided that each
                                                       such Interval violation
                                                       exceeding an average of (***)
                                                       seconds relates to the same
                                                       issue.

                                                       -if an issue arises that
                                                       causes an Interval to
                                                       exceed an average of (***)
                                                       seconds, and FDT creates a
                                                       remedy for such issue, CSG
                                                       and FDT shall confer promptly
                                                       regarding the implementation
                                                       of such remedy.  If CSG does
                                                       not permit FDT to implement
                                                       the remedy, any subsequent
                                                       Interval that exceeds an
                                                       average of
-----------------------------------------------------------------------------------------------------------------------------------

                            Schedule 2.13 - Page 2

                                              "Confidential Treatment Requested
                                             and the Redacted Material has been
                                         separately filed with the Commission."

CATEGORY                   DEFINITION                  PERFORMANCE CRITERIA           REPORTED BY          MEASUREMENT
---------------------------------------------------------------------------------------------------------------------------------
                                                       (***) seconds as a result
                                                       of FDT not being permitted
                                                       to implement such remedy shall
                                                       not be deemed to be a
                                                       violation of this Performance
                                                       Criteria.

                                                       - if one or more Intervals
                                                       fails to meet this Performance
                                                       Criteria due to the way in
                                                       which CSG conducts its
                                                       business, such failures shall
                                                       not be deemed to be a violation
                                                       of this Performance Criteria.
---------------------------------------------------------------------------------------------------------------------------------
4.  User Response Time     Measure the user            (***) seconds for the          Data Center          Report and detail
for Direct Connect         response time (host         95th percentile.               (Capacity            exceptions monthly
Clients                    +network) for clients                                      Planning)
                           directly attached to
                           the FDT host.
---------------------------------------------------------------------------------------------------------------------------------
5.  Network Uptime by      Measure the network         (***)% availability,           Data Center          Report and detail
Controller for Direct      availability which          excluding scheduled            (Network)            exceptions monthly.
Connect Clients            includes front end          downtime.
                           processors, modems,
                           and data circuits for
                           all controllers
                           directly connected to
                           the FDT host.
---------------------------------------------------------------------------------------------------------------------------------
6.  Media Service          Measure the                 (***)% of tapes and            Data Center          Report and detail
                           turnaround                  diskettes will be shipped      Media Services)      exceptions monthly
Tape/Diskette              percentage of               to client within 48 hours
                                                       of receipt by Media
                                                       Services.
---------------------------------------------------------------------------------------------------------------------------------

                            Schedule 2.13 - Page 3

                                              "Confidential Treatment Requested
                                             and the Redacted Material has been
                                         separately filed with the Commission."

CATEGORY                   DEFINITION                  PERFORMANCE CRITERIA           REPORTED BY          MEASUREMENT
---------------------------------------------------------------------------------------------------------------------------------
Turnaround                 magnetic media
                           items that are              (***)% of conversions
a.  Selects and Specials   received by Media           will be entered into the
                           Services.                   system within 48 hours of
b.  Conversions                                        receipt by Media Services.

                                                       Exception situations will
                                                       be handled using commercially
                                                       reasonable efforts.
---------------------------------------------------------------------------------------------------------------------------------
7.  Media                  Measure the                 a.  Daily                      Data Center          Report and detail
                           percentage of                                              Media Services)      exceptions monthly
Services Microfiche        microfiche items            (***)% of daily microfiche
Turnaround                 shipped to clients.         mailed within 48 hours of
                                                       tape receipt by Media Services.
a.  Daily

b.  Weekly                                             b.  Weekly

                                                       (***)% of weekly microfiche
                                                       mailed within 72 hours of
                                                       tape receipt by Media Services.
c.  Monthly
                                                       c.  Monthly

                                                       (***)% of monthly microfiche
                                                       mailed within 14 days of tape
                                                       receipt by Media Services.
---------------------------------------------------------------------------------------------------------------------------------

                            Schedule 2.13 - Page 4

                                 SCHEDULE 2.14


                           CONFIDENTIALITY AGREEMENT
                           -------------------------

See attached.


                            Schedule 2.14 - Page 1

                           CONFIDENTIALITY AGREEMENT

      This Confidentiality Agreement, made this ____ day of ___________, 200__, is by and between CSG Systems, Inc., 7887 E. Bellview Avenue, Englewood, Colorado 80111 ("CSG"), and _______________________________ (the "Participant").


                                   RECITALS

      A. Participant desires to review an audit of CSG's electronic data processing environment.

      B. In connection with these discussions, certain confidential and proprietary information regarding CSG may be disclosed to the Participant to permit the review by Participant.

      C. CSG desires to establish the terms under which it will disclose certain confidential and proprietary information.

      The parties agree as follows:

      1.    Confidential Information.  Confidential Information shall mean:

            (A) any data or information that is competitively sensitive material, or secret, and not generally known to the public, including, but not including to, an audit of FDT's electronic data processing environment for services provided to Participant by Cable Services Group, Inc.;

            (B) any scientific or technical information, design, process, procedure, formula, or improvement that is commercially valuable and secret in the sense that its confidentiality affords CSG a competitive advantage over its competitors; and

            (C) all confidential or proprietary concepts, documentation, reports, data, specifications, computer software, source code, object code, flow charts, databases, inventions, information, know-how, show-how and trade secrets, whether or not patentable or copyrightable.

            Confidential Information includes without limitation, all documents, inventions, substances, engineering and laboratory notebooks, drawings, diagrams, specifications, bills of material, equipment, prototypes and models, and any other tangible manifestation of the foregoing which now exist or come into the control or possession of the Participant.

      2. Confidentiality Obligations. Except as expressly authorized by prior written consent of CSG, the Participant shall:

            (A) limit access to any Confidential Information received by it to its employees who have a need-to-know in connection with the evaluation of the potential or ongoing business transaction, and only for use in connection therewith;

            (B) advise its employees having access to the Confidential Information of the proprietary nature thereof and of the obligations set forth in this Confidentiality Agreement;


                            Schedule 2.14 - Page 2

            (C) take appropriate action by instruction or agreement with its employees having access to the Confidential Information to fulfill its obligations under this Confidentiality Agreement;

            (D) safeguard all Confidential Information received by it using a reasonable degree of care, but not less than that degree of care used by the Participant in safeguarding its own similar information or material;

            (E) use all Confidential Information received by it solely for purposes of evaluating the potential or ongoing business transactions with CSG and for no other purpose whatsoever;

            (F) not disclose any Confidential Information received by it to third parties; and

            (G) not disclose the existence of the discussions to any third party.

            Upon the request of CSG, the Participant shall surrender to CSG all memoranda, notes, records, drawings, manuals, records, and other documents or materials (and all copies of same) pertaining to or including the Confidential Information. Upon the return of such materials, the Participant agrees to certify, in writing, that all of the foregoing materials have been surrendered to CSG.

      3. Exceptions to Confidentiality. The obligations of confidentiality and restriction on use in Section 2 shall not apply to any Confidentiality Information that the Participant proves:

            (A) was in the public domain prior to the date of this Agreement or subsequently came into the public domain through no fault of the Participant;

            (B) was lawfully received by the Participant from a third party free of any obligation of confidence to such third party;

            (C) was already in the possession of the Participant prior to receipt thereof, directly or indirectly, from CSG;

            (D) is required to be disclosed in a judicial or administrative proceeding after all reasonable legal remedies for maintaining such information in confidence have been exhausted including, but not limited to, giving CSG as much advance written notice of the possibility of such disclosure as practical so CSG may attempt to stop such disclosure or obtain a protective order concerning such disclosure; or

            (E) is subsequently and independently developed by employees, consultants or agents of the Participant without reference to the Confidential Information disclosed under this Agreement.

      4. Rights in Confidential Information. Except as specifically provided for herein, this Agreement does not confer any right, license, interest or title in, to or under the Confidential Information to Participant. Except as specifically provided for herein, no license is hereby granted to Participant, by estoppel or otherwise under any patent, trademark, copyright, trade secret or other proprietary rights of CSG. Title to the Confidential Information shall remain solely in CSG.

      5. Indemnity by Participant. Participant agrees to indemnify and hold harmless CSG from and against any and all losses, claims, damages and expenses (including, but not limited to,


                            Schedule 2.14 - Page 3
attorneys' and experts' fees, costs of investigation and costs of settlement) which result from Participant's breach of this Agreement or unauthorized use or disclosure of the Confidential Information. Participant's indemnification obligations pursuant to the immediately preceding sentence shall include an obligation to indemnify and hold harmless CSG from and against any and all losses, claims, damages and expenses asserted by anyone claiming by, through or under CSG.

      6. Equitable Relief. The Participant and CSG agree that money damages would not be a sufficient remedy for breach of the confidentiality and other obligations of this Agreement. Accordingly, in addition to all other remedies that either party may have, CSG shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any breach of the confidentiality and other obligations of this Agreement. The Participant agrees to waive any requirement for a bond in connection with any such injunctive or other equitable relief.

      7. Third Party Beneficiary. First Data Technologies, Inc. shall be the only third party beneficiary of this Agreement.

      8. Merger. This Agreement embodies the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supercedes all prior and contemporaneous agreements and understanding relative to such subject matter.

      9. Governing Law. This Agreement and performance thereunder shall be governed by the laws of the State of Nebraska, excluding its conflicts of laws rules.


                            Schedule 2.14 - Page 4

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Participant                              CSG SYSTEMS, INC.


By:_____________________________         By:_____________________________

Name:___________________________         Name:___________________________

Title: _________________________         Title: _________________________


                            Schedule 2.14 - Page 5

                                SCHEDULE 2.16.1


                          ADDITIONAL CSG OBLIGATIONS
                          --------------------------


      1. Applications Software; FDT Software. CSG will have responsibility for the integrity and performance of the Applications Software and the FDT Software and will cause the same to be maintained in accordance with the provisions of the Services Agreement, including any special provisions in the Operations Procedures.

      2. Trained Personnel. CSG will provide appropriate training for all new CSG employees on Software then in use by or on behalf of CSG. CSG will notify FDT promptly of any changes in authorized users of the Software to be operated by FDT.

      3. Compatible Operating Environment. If CSG obtains any services from a third party relating to the FDT Services, any Software provided by such third party that will be operated by FDT must conform to, and be compatible with, the then current operating environment in the FDT Data Center and must meet any applicable operating standards relating to the FDT Services. In addition, CSG shall ensure that any third party-provided services or Software will not interfere with FDT's ability to provide the FDT Services hereunder or increase FDT's costs associated therewith.

      4. Resource Requirements. It will be CSG's responsibility to track its production and resource requirements and to request any Additional Services required beyond the existing FDT Services, allowing a reasonable time under the circumstances for FDT to provide such Additional Services in accordance with the Operations Procedures.


                           Schedule 2.16.1 - Page 1

                                 SCHEDULE 6.5


                              DISPUTE RESOLUTION
                              ------------------

Disputes shall be resolved as follows:

I.    Informal Dispute Resolution.

            (a) Upon the written request of either Party, both Parties will appoint a designated representative who does not devote substantially all of his or her time to performance under this Services Agreement, whose task it will be to meet for the purpose of endeavoring to resolve such Dispute.

            (b) The designated representatives shall meet as often as the Parties reasonably deem necessary to discuss the problem in an effort to resolve the Dispute without the necessity of any formal proceeding.

            (c) Formal proceedings for the resolution of a Dispute may not be commenced until the earlier of:

            (i) the designated representatives concluding in good faith that amicable resolution through continued negotiation of the matter does not appear likely; or

            (ii) the expiration of the 30-day period immediately following the initial request to negotiate the Dispute;

      provided, however, that this Section I of this Schedule 6.5 will not be construed to prevent a Party from instituting formal proceedings earlier to avoid the expiration of any applicable limitations period, to preserve a superior position with respect to other creditors or to seek temporary or preliminary injunctive relief pursuant to Section 6.6 of the Services Agreement.

II. Arbitration. If the Parties are unable to resolve any Dispute as contemplated by Section I of this Schedule 6.5 and if such Dispute is not subject to Section 6.6.1 of the Services Agreement, then such Dispute shall be submitted to mandatory and binding arbitration at the election of either Party (the "Disputing Party"). Except as otherwise provided in this Section II of this
Schedule 6.5, the arbitration shall be pursuant to the Commercial Arbitration Rules of the American Arbitration Association (the "AAA").

            (a) To initiate the arbitration, the Disputing Party shall notify the other Party in writing (the "Arbitration Demand"), which shall (i) describe in reasonable detail the nature of the Dispute, (ii) state the amount of the claim, (iii) specify the requested relief and (iv) name an arbitrator who (A) has been licensed to practice law in the United States of America for at least ten years, (B) is not then an employee or attorney of either Party or of an Affiliate of either Party, and (c) is experienced in representing clients in connection with data processing services and mergers and acquisitions (the "Basic Qualifications"). Within 15 days after the other Party's receipt of the Arbitration Demand, such other Party shall file, and serve on the Disputing Party, a written statement (i) answering the claims set forth in the Arbitration Demand and including any affirmative defenses of such Party, (ii) asserting any counterclaim, which shall (A) describe in reasonable detail the nature of the Dispute relating to the counterclaim, (B) state the amount of the counterclaim, and (C) specify the requested relief; and (iii)


                             Schedule 6.5 - Page 1
naming a second arbitrator satisfying the Basic Qualifications. Promptly, but in any event within 15 days thereafter, the two arbitrators so named will select a third neutral arbitrator from a list provided by the AAA of potential arbitrators who satisfy the Basic Qualifications and who have no past or present relationships with the Parties or their counsel, except as otherwise disclosed in writing to and approved by the Parties. The arbitration will be heard by a panel of the three arbitrators so chosen (the "Arbitration Panel"), with the third arbitrator so chosen serving as the chairperson of the Arbitration Panel. All actions of the Arbitration Panel shall be by a majority vote of the arbitrators.

            (b) The arbitration hearing shall be held in such neutral location as the Parties may mutually agree. The Arbitration Panel shall have the power and authority to exclude evidence on grounds of prejudice, immateriality, or redundancy, and no ruling by the Arbitration Panel rejecting evidence on any of these grounds shall be a reason for vacating the arbitration award. The Party bringing a particular claim or asserting an affirmative defense will have the burden of proof with respect thereto. The arbitration proceedings and all testimony, filings, documents and information relating to or presented during the arbitration proceedings shall be deemed to be confidential information subject to Section 10 of the Services Agreement. The Arbitration Panel will have no power or authority, under the Commercial Arbitration Rules of the AAA or otherwise, to relieve the Parties from their agreement hereunder to arbitrate or otherwise to amend or disregard any provision of this Services Agreement, including the provisions of this Section II of this Schedule 6.5. Subject to the foregoing, the Arbitration Panel will have the authority to grant preliminary and permanent injunctive relief.

            (c) Should an arbitrator refuse or be unable to proceed with arbitration proceedings as called for by this Section II of this Schedule 6.5, the arbitrator shall be replaced by the Party who selected such arbitrator, or if such arbitrator was selected by the two Party-appointed arbitrators, by such two Party-appointed arbitrators selecting a new third arbitrator in accordance with Section II(a) of this Schedule 6.5. Each such replacement arbitrator shall satisfy the Basic Qualifications. If an arbitrator is replaced pursuant to this
Section II(c) of this Schedule 6.5 after the arbitration hearing has commenced, then a rehearing shall take place in accordance with the provisions of this
Section II of this Schedule 6.5 and the Commercial Arbitration Rules of the AAA.

            (d) Within 15 days after the closing of the arbitration hearing, the Arbitration Panel shall prepare and distribute to the Parties a writing setting forth the Arbitration Panel's award. The Arbitration Panel's award must state those reasons (but only those reasons) necessary to support its award. The award and the reasons for the award shall be deemed to be Confidential Information subject to the confidentiality obligations of the attached Services Agreement.

            (e) The Chairman of the Arbitration Panel is instructed, directed, and commanded to schedule promptly all discovery and other procedural steps and otherwise to assume case management initiative and control to assure resolution of the Dispute as expeditiously as practicable but in no event more than 365 days after the Arbitration Demand.

            (f) Any award rendered by the Arbitration Panel will be final, conclusive and binding upon the Parties and any judgement thereon may be entered and enforced in any court of competent jurisdiction.

            (g) Each Party will bear 50% of all fees, costs and expenses of the arbitrators, and notwithstanding any law to the contrary, each Party will bear all the fees, costs and expenses of its own attorneys, experts and witnesses; provided, however, that in connection with any judicial proceeding to compel arbitration pursuant to this Services Agreement or to enforce any award rendered by the Arbitration Panel, the prevailing Party in such a proceeding will be entitled to recover


                             Schedule 6.5 - Page 2
reasonable attorneys' fees and expenses incurred in connection with such proceeding, in addition to any other relief to which it may be entitled.

            (h) Prompt disposal of any Dispute is important to the Parties. The Parties shall conduct resolution of each Dispute expeditiously and shall use their reasonable best efforts to finally dispose of each Dispute within 365 days or less following the Arbitration Demand.

            (iii) Time is of the essence of this Schedule 6.5.


                             Schedule 6.5 - Page 3